Exhibit 10.3
GREYHOUND FUNDING LLC,
as Issuer
PHH VEHICLE MANAGEMENT SERVICES, LLC,
as Administrator
THE CHASE MANHATTAN BANK,
as Administrative Agent,
CERTAIN CP CONDUIT PURCHASERS,
CERTAIN APA BANKS,
CERTAIN FUNDING AGENTS
and
THE CHASE MANHATTAN BANK,
as Indenture Trustee
SERIES 1999-3 INDENTURE SUPPLEMENT
dated as of October 28, 1999
to
BASE INDENTURE
dated as of June 30, 1999

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)

(ii)

(iii)

		Page
Section 11.19	Waiver of Setoff	71
Section 11.20	Notice to Rating Agencies	71
Section 11.21	Conflict of Instructions	72
Section 11.22	Chase Conflict Waiver	72
(iv)

Page
SCHEDULES

Schedule I:	List of Match Funding CP Conduit Purchasers

EXHIBITS

Exhibit A	Form of Series 1999-3 Variable Funding Investor Note
Exhibit B	Increase Notice
Exhibit C	Monthly Settlement Statement
Exhibit D	UCC Certificate
Exhibit E	Form of Transferee Supplement
Exhibit F	Form of Purchaser Supplement

(v)

          SERIES 1999-3 SUPPLEMENT, dated as of October 28, 1999 (as amended, supplemented, restated or otherwise modified from time to time, this “Indenture Supplement”) among GREYHOUND FUNDING LLC, a special purpose limited liability company established under the laws of Delaware (the “Issuer”), PHH VEHICLE MANAGEMENT SERVICES, LLC (“VMS”), as administrator (in such capacity, the “Administrator”), the several commercial paper conduits listed on Schedule I and their respective permitted successors and assigns (the “CP Conduit Purchasers”; each, individually, a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I and the other banks parties hereto pursuant to Section 11.10(c) (collectively, the “APA Bank” with respect to such CP Conduit Purchaser), the agent bank set forth opposite the name of each CP Conduit Purchaser on Schedule I and its permitted successor and assign (the “Funding Agent” with respect to such CP Conduit Purchaser), Chase, in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents (the “Administrative Agent”), and Chase, in its capacity as Indenture Trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, between the Issuer and the Indenture Trustee (as amended, modified, restated or supplemented from time to time, exclusive of Indenture Supplements creating new Series of Investor Notes, the “Base Indenture”).
PRELIMINARY STATEMENT
          WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into an Indenture Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Investor Notes.
          NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
          There is hereby created a Series of Investor Notes to be issued pursuant to the Base Indenture and this Indenture Supplement and such Series of Investor Notes shall be designated generally as Floating Rate Asset Backed Variable Funding Investor Notes, Series
1999-3.
          The proceeds from the sale of the Series 1999-3 Investor Notes (as defined herein) and the proceeds from any Increase (as defined herein) shall be deposited in the Series 1999-3 Collection Subaccount and shall be used by the Issuer to fund the maintenance of the SUBI Certificates under the Transfer Agreement and to reduce the Invested Amounts of other Series of Investor Notes.
ARTICLE 1
DEFINITIONS
          (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule 1 thereto. All Article, Section or

Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1999-3 Investor Notes and not to any other Series of Investor Notes issued by the Issuer.
     (b) The following words and phrases shall have the following meanings with respect to the Series 1999-3 Investor Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:
     “Acquiring APA Bank” is defined in Section 11.10(c).
     “Acquiring Purchaser” is defined in Section 11.10(e).
     “Additional Costs Cap” means, for any Payment Date, an amount equal to the quotient of the product of (a) 0.25% per annum, (b) the weighted average Series 1999-3
     Invested Amount during the immediately preceding Series 1999-3 Interest Period and (c)
the number of days in such Series 1999-3 Interest Period divided by 360.
     “Additional Interest” is defined in Section 5A.3(b).
     “Adjusted LIBO Rate” means, with respect to each day during each Eurodollar Period pertaining to a portion of the Purchaser Invested Amount with respect to any Purchaser allocated to a Eurodollar Tranche, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equal to the LIBO Rate for such Eurodollar Period multiplied by the Statutory Reserve Rate.
     “Administrative Agent” is defined in the recitals hereto.
     “Affected Party” means any CP Conduit Purchaser and any Program Support Provider with respect to such CP Conduit Purchaser.
     “Aggregate Commitment Amount” means, on any date of determination, the sum of the Commitment Amounts with respect to each of the Purchasers on such date.
     “Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.
     “Amortization Event” is defined in Article 4.
     “APA Bank” is defined in the recitals hereto.

     “APA Bank Funded Amount” means, with respect to any Purchaser for any day, the excess, if any, of the Purchaser Invested Amount with respect to such Purchaser over the CP Conduit Funded Amount for such day.
     “Applicable Margin” means on any date of determination, .50% per annum; provided, however that after the occurrence of an Amortization Event or a Potential Amortization Event, the Applicable Margin shall equal 1.00% per annum.
     “Article 7 Costs” means any amounts due pursuant to Article 7.
     “Asset Purchase Agreement” means, with respect to any CP Conduit Purchaser, the asset purchase agreement, liquidity agreement or other agreement among such CP Conduit Purchaser, the Funding Agent with respect to such CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser, as amended, modified or supplemented from time to time.
     “Assumed Lease Term” means, with respect to any Series 1999-3 Yield Shortfall Lease, the number of months over which the Capitalized Cost of the related Leased Vehicle is being depreciated thereunder.
     “Available APA Bank Funding Amount” means, with respect to any Purchaser for any Business Day, the sum of (i) the portion of the APA Bank Funded Amount with respect to such Purchaser not allocated to a Eurodollar Tranche on such Business Day,
     (ii) the portion of the APA Bank Funded Amount with respect to such Purchaser allocated to any Eurodollar Tranche the Eurodollar Period in respect of which expires on such Business Day and (iii) the portion of such Purchaser’s Purchaser Increase Amount for such Business Day not to be funded by such Purchaser by issuing Commercial Paper.
     “Available CP Funding Amount” means, with respect to any Purchaser for any Business Day, the sum of (i) the portion of the CP Conduit Funded Amount with respect to such Purchaser allocated to any CP Tranche, the CP Rate Period in respect of which expires on such Business Day and (ii) the portion of such Purchaser’s Purchaser Increase Amount for such Business Day to be funded by such Purchaser by issuing Commercial Paper.
     “Board” means the Board of Governors of the Federal Reserve System or any successor thereto.
     “Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 1999-3 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in each case, whether foreign or domestic (each an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 1999-3 Closing Date.

     “Commercial Paper” means, with respect to any CP Conduit Purchaser, the promissory notes issued by, or for the benefit of, such CP Conduit Purchaser in the commercial paper market.
     “Commitment” means, with respect to any Purchaser, the obligation of such Purchaser to purchase a Series 1999-3 Investor Note on the Series 1999-3 Initial Funding Date and, thereafter, to maintain and, subject to certain conditions, increase the Purchaser Invested Amount with respect to such Purchaser, in each case, in an amount up to the Maximum Purchaser Invested Amount with respect to such Purchaser.
     “Commitment Amount” means, with respect to any Purchaser, an amount equal to 102% of the Maximum Purchaser Invested Amount with respect to such Purchaser.
     “Commitment Fee” is defined in Section 2.7(e).
     “Commitment Fee Payment” is defined in Section 5A.4(c)(vi).
     “Commitment Fee Rate” means 0.20% per annum.
     “Commitment Percentage” means, on any date of determination, with respect to any Purchaser, the ratio, expressed as a percentage, which such Purchaser’s Maximum Purchaser Invested Amount bears to the Series 1999-3 Maximum Invested Amount on such date.
     “Conduit Assignee” means, with respect to any CP Conduit Purchaser, any commercial paper conduit administered by the Funding Agent with respect to such CP Conduit Purchaser and designated by such Funding Agent to accept an assignment from such CP Conduit Purchaser of the Purchaser Invested Amount with respect to such CP Conduit Purchaser pursuant to Section 11.10(b).
     “CP Conduit Funded Amount” means, with respect to any Purchaser for any day, the portion of the Purchaser Invested Amount with respect to such Purchaser funded by such Purchaser by issuing Commercial Paper on such day.
     “CP Conduit Purchaser” is defined in the recitals hereto.
     “CP Rate Period” means, with respect to any CP Tranche, a period of days not to exceed 270 days commencing on a Business Day selected in accordance with Section 2.7(b); provided that (x) if a CP Rate Period would end on a day that is not a Business Day, such CP Rate Period shall end on the next succeeding Business Day and (y) during the Series 1999-3 Amortization Period, each CP Rate Period shall end on or prior to the next succeeding Payment Date.
     “CP Tranche” means, with respect to a Match Funding CP Conduit Purchaser, a portion of the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser for which the Monthly Funding Costs with respect to such Match Funding CP Conduit Purchaser is calculated by reference to a particular Discount and a particular CP Rate Period.

     “Daily Principal Utilization Amount” means, for any Business Day, the sum of the following amounts to be withdrawn from the Series 1999-3 Principal Collection Subaccount pursuant to Section 5A.2(g) on such Business Day: (i) the amount of any Decrease to be applied to reduce the Series 1999-3 Invested Amount pursuant to Section 2.5, (ii) the amount that the Issuer has elected to apply to reduce the principal amount of any Outstanding Series of Investor Notes (other than the Series 1999-3 Investor Notes)
and (iii) the portion of the purchase price for Additional Units to be allocated to the Lease SUBI Portfolio and paid for pursuant to the Transfer Agreement on such Business Day to be financed with the proceeds of the Series 1999-3 Investor Notes.
     “Decrease” is defined in Section 2.5(a).
     “Deficiency” is defined in Section 5A.4(b).
     “Discount” means, (a) with respect to any Match Funding CP Conduit Purchaser, the interest or discount component of the Commercial Paper issued by such Match Funding CP Conduit Purchaser, including the portion thereof constituting dealer or placement agent commissions, to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser and (b) with respect to any Pooled Funding CP Conduit Purchaser, the amount of interest to accrue on or in respect of the Commercial Paper issued by such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Commercial Paper and any costs associated with funding small or odd-lot amounts, to the extent that such commissions or costs are allocated, in whole or in part, to such Commercial Paper by such Funding Agent).
     “Dividend Amount” means, with respect to any Payment Date, the aggregate amount of dividends payable to the Series 1999-3 Preferred Members in respect of their Series 1999-3 Preferred Membership Interests pursuant to the LLC Agreement.
     “Effective Date” is defined in Section 9.1.
     “Eligible Assignee” means a financial institution having short-term debt ratings of at least A-l from Standard & Poor’s and P-l from Moody’s.
     “Eurodollar Period” means, with respect to any Eurodollar Tranche and any Purchaser:
     (a) initially, the period commencing on the Series 1999-3 Initial Funding Date, the Increase Date or a conversion date, as the case may be, with respect to such Eurodollar Tranche and ending one month thereafter (or such other period which is acceptable to the Funding Agent with respect to such Purchaser and which in no event will be less than 7 days); and

     (b) thereafter, each period commencing on the last day of the immediately preceding Eurodollar Period applicable to such Eurodollar Tranche and ending one month thereafter (or such other period which is acceptable to the Funding Agent with respect to such Purchaser and which in no event will be less than 7 days);
provided that all Eurodollar Periods must end on the next Payment Date and all of the foregoing provisions relating to Eurodollar Periods are subject to the following:
   (1) if any Eurodollar Period would otherwise end on a day that is not a Business Day, such Eurodollar Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Eurodollar Period into another calendar month, in which event such Eurodollar Period shall end on the immediately preceding Business Day; and
   (2) any Eurodollar Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Period) shall end on the last Business Day of the calendar month at the end of such Eurodollar Period.
     “Eurodollar Tranche” means, with respect to any Purchaser, a portion of the APA Bank Funded Amount with respect to such Purchaser allocated to a particular Eurodollar Period and an Adjusted LIBO Rate determined by reference thereto.
     “Excluded Taxes” means, with respect to the Administrative Agent, any CP Conduit Purchaser, any APA Bank, any Funding Agent, any Program Support Provider or any other recipient of any payment to be made by or on account of any obligation of the Issuer hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or by any other Governmental Authority, in each case, as a result of a present or former connection between the United States of America or the jurisdiction of such Governmental Authority imposing such tax, as the case may be, and the Administrative Agent, such CP Conduit Purchaser, such APA Bank, such Funding Agent, such Program Support Provider or any other such recipient (except a connection arising solely from the Administrative Agent’s, such CP Conduit Purchaser’s, such APA Bank’s, such Program Support Provider’s or such recipient’s having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 1999-3 Investor Notes) and (b) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Issuer is located (except any such branch profits or similar tax imposed as a result of a connection with the United States of America or other jurisdiction as a result of a connection arising solely from the Administrative Agent’s, such CP Conduit Purchaser’s, such APA Bank’s, such Program Support Provider’s or such recipient’s having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 1999-3 Investor Notes).

     “Expiry Date” means, with respect to any Purchaser, the earlier of (a) the Scheduled Expiry Date with respect to such Purchaser and (b) the date on which an Amortization Event shall have been declared or automatically occurred.
     “Extending Purchaser” shall mean a Purchaser other than a Non-Extending Purchaser.
     “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
     “Final Maturity Date” means the Payment Date that occurs in the 125th month after the month in which the Series 1999-3 Amortization Period shall have commenced.
     “Floating Tranche” means, with respect to any Purchaser, the portion of the APA Bank Funded Amount with respect to such Purchaser not allocated to a Eurodollar Tranche.
     “Funding Agent” is defined in the recitals hereto.
     “Increase Amount” is defined in Section 2.3(a).
     “Increase Date” is defined in Section 2.3(a).
     “Increased Costs” means, for each Payment Date, the sum of (1) any Article 7 Costs due and payable on such Payment Date, (2) any other unpaid Program Costs due and payable on such Payment Date, (3) any amounts due and payable pursuant to Section 2.8 on such Payment Date and (4) the Increased Costs Carry Forward Amount for the preceding Payment Date.
     “Increased Costs Carry Forward Amount” means, for each Payment Date, the excess, if any, of (a) Increased Costs for such Payment Date over (b) the aggregate amount deposited in the Series 1999-3 Distribution Account on account of the Increased Costs for such Payment Date pursuant to Sections 5A.4(c)(ix) and (xv).
     “Increases” is defined in Section 2.3(a).
     “Indemnified Taxes” means Taxes other than Excluded Taxes.
     “Indenture Supplement” has the meaning set forth in the preamble.
     “Interest Shortfall” is defined in Section 5A.3(b).

     “Lease Rate Cap Costs” means, for each Payment Date, any amounts owed by the Issuer to the Series 1999-3 Investor Noteholders pursuant to Section 5A.12(e) on such Payment Date.
     “Lease Rate Cap Event” means the failure on the part of the Issuer to have the Lease Rate Caps that it is required to have in accordance with Section 5A.12.
     “LIBO Rate” means, with respect to each day during each Eurodollar Period pertaining to a Eurodollar Tranche, the rate appearing on Page 3750 of the Dow Jones market screen (or on any successor or substitute page of such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Eurodollar Period, as the rate for dollar deposits with a maturity comparable to the Eurodollar Period applicable to such Eurodollar Tranche.
     “Match Funding CP Conduit Purchaser” means each CP Conduit Purchaser that is identified on Schedule I as a Match Funding CP Conduit Purchaser and each CP Conduit Purchaser that, after the Series 1999-3 Closing Date, notifies the Issuer and the Administrative Agent in accordance with Section 2.7(d) in writing that it is funding its CP Conduit Funded Amount with Commercial Paper issued by it, or for its benefit, in specified CP Tranches selected in accordance with Sections 2.7(b) and (c) and that, in each case, has not subsequently notified the Issuer and the Administrative Agent in writing that the Issuer will no longer be permitted to select CP Tranches in accordance with Sections 2.7(b) and (c) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser.
     “Maximum Purchaser Invested Amount” means, with respect to any Purchaser, the amount set forth opposite such Purchaser’s name on Schedule I, as such amount may be increased or reduced from time to time as provided in Section 2.6. The Maximum Purchaser Invested Amount with respect to each Non-Extending Purchaser shall be reduced to zero on the Scheduled Expiry Date with respect to such Purchaser.
     “Monthly Funding Costs” means, with respect to each Series 1999-3 Interest Period and any Purchaser, the sum of:
     (a) for each day during such Series 1999-3 Interest Period, (i) with respect to a Match Funding CP Conduit Purchaser, the aggregate amount of            Discount            accruing on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser on such day or (ii) with respect to a Pooled Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on or otherwise in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser; plus
     (b) for each day during such Series 1999-3 Interest Period, the sum of:
     (i) the product of (A) the portion of the APA Bank Funded Amount with respect to such Purchaser allocated to the Floating Tranche with respect to such Purchaser on such day times (B) the Alternate Base Rate, divided by (C) 365 (or 366, as the case may be) plus
     (ii) the product of (A) the portion of the APA Bank Funded Amount with respect to such Purchaser allocated to Eurodollar Tranches with respect to such Purchaser on such day times (B) the weighted average Adjusted LIBO Rate with respect to such Eurodollar Tranches plus the Applicable Margin on such day in effect with respect thereto divided by (C) 360; plus
     (c) for each day during such Series 1999-3 Interest Period, the product of (A) the CP Conduit Funded Amount with respect to such Purchaser on such day times (B) 0.35% per annum, divided by (C) 360.
     “Monthly Interest Payment” is defined in Section 5A.4(c)(v).
     “Monthly Principal Payment” is defined in Section 5A.6.
     “Non-Extending Purchaser” means any Purchaser who shall not have agreed to an extension of its Scheduled Expiry Date pursuant to Section 2.6(b).
     “Optional Termination Date” is defined in Section 2.5(b).
     “Optional Termination Notice” is defined in Section 2.5(b).
     “Other Taxes” means any and all current or future stamp or documentary taxes or other excise or property taxes, charges or similar levies arising from any payment made under the Transaction Documents or from the execution, delivery or enforcement of, or otherwise with respect to, any Transaction Document.
     “Outstanding” means, with respect to the Series 1999-3 Investor Notes, the Series 1999-3 Invested Amount shall not have been reduced to zero and all accrued interest and other amounts owing on the Series 1999-3 Investor Notes and to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the APA Banks hereunder shall not have been paid in full.
     “Participants” is defined in Section 11.10(d).
     “Paydown Period” means any period from and including the Expiry Date with respect to any Purchaser to but excluding the earlier of (a) the date on which the Purchaser Invested Amount with respect to such Purchaser shall have been reduced to zero and (b) the commencement of the Series 1999-3 Amortization Period.

     “Payment Date” means the 7th day of each month, or if such date is not a Business Day, the next succeeding Business Day, commencing December 7, 1999.
     “Pooled Funding CP Conduit Purchaser” means each CP Conduit Purchaser that is not a Match Funding CP Conduit Purchaser.
     “Prepayment Date” is defined in Article 5.
     “Prime Rate” means the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.
     “Principal Overpayment Amount” means, for each Settlement Date, the excess, if any, of (a) the aggregate amount withdrawn from the Series 1999-3 General Collection Subaccount and deposited in the Series 1999-3 Principal Collection Subaccount pursuant to Section 5A.2(f) during the immediately preceding Monthly Period over (b) the Series 1999-3 Principal Payment Amount for such Settlement Date.
     “Program Costs” shall mean the sum of (i) all expenses, indemnities and other amounts due and payable to the Administrative Agent, the CP Conduit Purchasers, the Funding Agents, the Program Support Providers and the APA Banks under the Indenture or this Indenture Supplement (including, without limitation, any Article 7 Costs) and (ii) the product of (A) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Issuer (other than fees and expenses payable on or in connection with the closing of the issuance of Series 1999-3 or any other Series) and (B) a fraction, the numerator of which is the Aggregate Commitment Amount and the denominator of which is the sum of (x) the aggregate commitment amounts on such Business Day (in respect of any variable funding notes of any other Outstanding Series), (y) the Aggregate Commitment Amount plus (z) the aggregate Invested Amounts of all other Outstanding Series (other than variable funding notes).
     “Program Support Provider” means, with respect to any CP Conduit Purchaser, the APA Bank with respect to such CP Conduit Purchaser and any other or additional Person now or hereafter extending credit, or having a commitment to extend credit to or for the account of, or to make purchases from, such CP Conduit Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such CP Conduit Purchaser’s securitization program.
     “Pro Rata Share” means, with respect to any Purchaser, on any date, the ratio, expressed as a percentage, which the Purchaser Invested Amount with respect to such Purchaser bears to the Series 1999-3 Invested Amount on such date.
     “Purchaser” means a CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser.

     “Purchaser Increase Amount” means, with respect to any Purchaser, for any Business Day, such Purchaser’s Commitment Percentage of the Increase Amount, if any, on such Business Day.
     “Purchaser Invested Amount” means, with respect to any Purchaser, (a) when used with respect to the Series 1999-3 Initial Funding Date, such Purchaser’s Commitment Percentage of the Series 1999-3 Initial Invested Amount and (b) when used with respect to any other date, an amount equal to (i) the Purchaser Invested Amount with respect to such Purchaser on the immediately preceding Business Day plus (ii) such Purchaser’s Commitment Percentage of any Increase Amount made pursuant to Section 2.3 on such day minus (iii) the amount of principal payments made to such Purchaser pursuant to Section 5A.7 on such date.
     “Purchaser Supplement” is defined in Section 11.10(e).
     “Rating Agencies” means, with respect to the Series 1999-3 Investor Notes, Standard & Poor’s and Moody’s.
     “Rating Agency Condition” means, with respect to any action specified herein as requiring satisfaction of the Rating Agency Condition, that each Rating Agency shall have been given 10 days’ (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Administrative Agent, each CP Conduit Purchaser and the Funding Agent with respect to such CP Conduit Purchaser in writing that such action will not result in a reduction or withdrawal of the then current credit assessment of the Series 1999-3 Investor Notes.
     “Record Date” means, with respect to each Payment Date, the immediately preceding Business Day.
     “Scheduled Expiry Date” shall mean, with respect to any Purchaser, the later of (a) the Payment Date in October 2000 and (b) the last day of any extension of such Purchaser’s Commitment made in accordance with Section 2.6(b).
     “Series 1999-3” means Series 1999-3, the Principal Terms of which are set forth in this Indenture Supplement.
     “Series 1999-3 Administrator Fee” is defined in Section 6.2.
     “Series 1999-3 Allocated Adjusted Aggregate Unit Balance” means, as of any date of determination, the product of (a) the Adjusted Aggregate Unit Balance and (b) the percentage equivalent of a fraction the numerator of which Is the Series 1999-3 Required Asset Amount as of such date and the denominator of which is the sum of (x) the Series 1999-3 Required Asset Amount and (y) the aggregate Required Asset Amounts with respect to each other Series of Investor Notes as of such date, including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended.

     “Series 1999-3 Allocated Aggregate Unit Balance” means, as of any date of determination, the product of (x) the Aggregate Unit Balance and (y) the percentage equivalent of a fraction the numerator of which is the Series 1999-3 Required Asset Amount as of such date and the denominator of which is the sum of (x) the Series 1999-3 Required Asset Amount and (y) the aggregate Required Asset Amounts with respect to each other Series of Investor Notes as of such date, including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended.
     “Series 1999-3 Allocated Asset Amount Deficiency” means, as of any date of determination, the amount, if any, by which the Series 1999-3 Allocated Adjusted Aggregate Unit Balance is less than the Series 1999-3 Required Asset Amount as of such date.
     “Series 1999-3 Amortization Period” means the period commencing on the Business Day following the earliest to occur of (i) the date on which the Expiry Date with respect to each Purchaser shall have occurred, (ii) the Optional Termination Date and (iii) the Prepayment Date and ending on the date when (w) the Series 1999-3 Invested
     Amount shall have been reduced to zero and all accrued interest and other amounts owing on the Series 1999-3 Investor Notes and to the Administrative Agent, the CP Conduit Purchasers, the Funding Agents and the APA Banks shall have been paid in full, (x) all dividends accrued and accumulated on the Series 1999-3 Preferred Membership Interests shall have been declared and paid in full, (y) the Series 1999-3 Preferred Membership Interests shall have been redeemed in accordance with their terms and (z) all amounts owing in respect of the Series 1999-3 Preferred Membership Interests under the Series 1999-3 Preferred Membership Interest Purchase Agreement shall have been paid in full by the Issuer.
     “Series 1999-3 Closing Date” means October 28, 1999.
     “Series 1999-3 Collateral” means the Collateral, the Series 1999-3 Reserve Account, the Series 1999-3 Yield Supplement Account, the Series 1999-3 Distribution Account and the Series 1999-3 Lease Rate Caps.
     “Series 1999-3 Collection Subaccount” is defined in Section 5A. 1(a).
     “Series 1999-3 Daily Principal Allocation” is defined in Section 5A.2(b).
     “Series 1999-3 Distribution Account” is defined in Section 5A.11(a).
     “Series 1999-3 Eligible Counterparty” means a financial institution having on the date of any acquisition of a Lease Rate Cap short-term debt ratings of A-1+ by Standard & Poor’s and P-l by Moody’s and long-term unsecured debt ratings of at least AA- by Standard & Poor’s and Aa3 by Moody’s.
     “Series 1999-3 Excess Fleet Receivable Amount” means, for any Settlement Date, an amount equal to the product of (a) the average daily Series 1999-3 Invested Percentage during the immediately preceding Monthly Period and (b) the Excess Fleet Receivable Amount for such Settlement Date.

     “Series 1999-3 Gain on Sale Account Percentage” means 10%.
     “Series 1999-3 Hypothetical Yield Shortfall Amount” means, for any Settlement Date, an amount equal to the product of (x) the excess, if any, of the Series 1999-3 Minimum Yield Rate for such Settlement Date over the CP Rate as of the last day of the immediately preceding Monthly Period, (y) the Series 1999-3 Invested Percentage on
     such Settlement Date of the aggregate Lease Balance of all Floating Rate Leases as of the last day of the immediately preceding Monthly Period and (z) 2.75.
     “Series 1999-3 Initial Funding Date” is defined in Section 2.1(a).
     “Series 1999-3 Initial Invested Amount” is defined in Section 2.3(a).
     “Series 1999-3 Interest Period” means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 1999-3 Interest Period shall commence on and include the Series 1999-3 Closing Date and end on and include December 6, 1999.
     “Series 1999-3 Invested Amount” means, on any date of determination, the sum of the Purchaser Invested Amounts with respect to each of the Purchasers on such date.
     “Series 1999-3 Invested Percentage” means, with respect to any Business Day (i) during the Series 1999-3 Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 1999-3 Allocated Adjusted Aggregate Unit Balance as of the end of the immediately preceding Business Day and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes), including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended, as of the end of such immediately preceding Business Day or (ii) during the Series 1999-3 Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the Series 1999-3 Allocated Adjusted Aggregate Unit Balance as of the end of the Series 1999-3 Revolving Period, and the denominator of which is the sum of the numerators used to determine invested percentages for allocations for all Series of Investor Notes (and all classes of such Series of Investor Notes), including all Series of Investor Notes that have been paid in full but as to which the Amortization Period shall have not ended, as of the end of the immediately preceding Business Day.
     “Series 1999-3 Investor Noteholder” means the Person in whose name a Series 1999-3 Investor Note is registered in the Note Register.
     “Series 1999-3 Investor Notes” means any one of the Series 1999-3 Floating Rate Asset Backed Variable Funding Investor Notes, executed by the Issuer and authenticated and delivered by the Indenture Trustee, substantially in the form of Exhibit A.

     “Series 1999-3 Junior Preferred Membership Interests” means each series of Junior Preferred Membership Interests relating to the Series 1999-3 Investor Notes, if any, issued by the Issuer pursuant to the LLC Agreement.
     “Series 1999-3 Liquid Credit Enhancement Deficiency” means, on any date of determination, the amount by which the Series 1999-3 Reserve Account Amount is less than the Series 1999-3 Required Reserve Account Amount.
     “Series 1999-3 Maximum Invested Amount” means, on any date of determination, the sum of the Maximum Purchaser Invested Amounts with respect to each of the Purchasers on such date. The Series 1999-3 Maximum Invested Amount shall be reduced by the Maximum Purchaser Invested Amount of each Non-Extending Purchaser on the Scheduled Expiry Date with respect to such Purchaser.
     “Series 1999-3 Minimum Yield Rate” means, for any Settlement Date, a rate per annum equal to the sum of (i) the Series 1999-3 Weighted Average Cost of Funds for such Settlement Date, (ii) 0.225% and (iii) 0.60%.
     “Series 1999-3 Monthly Interest” is defined in Section 5A.3(a).
     “Series 1999-3 Monthly Residual Value Gain” means, for any Settlement Date, an amount equal to the product of (a) the average daily Series 1999-3 Invested Percentage during the immediately preceding Monthly Period and (b) the Monthly Residual Value Gain for such Settlement Date.
     “Series 1999-3 Monthly Servicer Advance Reimbursement Amount” means, for each Payment Date, an amount equal to the product of (a) the Monthly Servicer Advance Reimbursement Amount for such Payment Date and (b) the average daily Series 1999-3 Invested Percentage during the immediately preceding Monthly Period.
     “Series 1999-3 Note Rate” means for any Series 1999-3 Interest Period, the interest rate equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Funding Costs with respect to each Purchaser for such Series 1999-3 Interest Period and the denominator of which is equal to the average daily Series 1999-3 Invested Amount during such Series 1999-3 Interest Period and (b) a fraction, the numerator of which is 360 and the denominator of which is the number of days in such Series 1999-3 Interest Period; provided, however, that the Series 1999-3 Note Rate will in no event be higher than the maximum rate permitted by applicable law.
     “Series 1999-3 Note Termination Date” means the date on which the Series 1999- 3 Invested Amount shall have been reduced to zero and all accrued and unpaid interest on the Series 1999-3 Notes shall have been paid in full.
     “Series 1999-3 Preferred Member Distribution Account” means the account established in respect of the Series 1999-3 Preferred Membership Interests pursuant to the LLC Agreement.

     “Series 1999-3 Preferred Members” means the registered holders of the Series 1999-3 Preferred Membership Interests.
     “Series 1999-3 Preferred Membership Interest Purchase Agreement” means, collectively, one or more purchase agreements among the Issuer, one or more purchasers of the Series 1999-3 Senior Preferred Membership Interests thereunder, the funding agents of such purchasers, one or more banks or other financial institutions providing liquidity funding to such purchasers and the Administrator, as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms, and one or more purchase agreements relating to the Series 1999-3 Junior Preferred Membership Interests among the Issuer, one or more purchasers of the Series 1999-3 Junior Preferred Membership Interests and the Administrator, as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms.
     “Series 1999-3 Preferred Membership Interests” means the Series 1999-3 Senior Preferred Membership Interests and the Series 1999-3 Junior Preferred Membership Interests, if any.
     “Series 1999-3 Prepayment Amount” means, the sum of the following amounts with respect to each Purchaser:
     (a) the Purchaser Invested Amount with respect to such Purchaser, plus
     (b) (i) if such Purchaser is a Match Funding CP Conduit Purchaser, the sum of (A) all accrued and unpaid Discount on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Funded Amount with respect to such Match Funding CP Conduit Purchaser from the issuance date(s) thereof to but excluding the Prepayment Date and (B) the aggregate Discount to accrue on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Funded Amount with respect to such Match Funding CP Conduit Purchaser from and including the Prepayment Date to and excluding the maturity date of each CP Tranche with respect to such Match Funding CP Conduit Purchaser or (ii) such Purchaser is a Pooled Funding CP Conduit Purchaser, the sum of (A) the aggregate amount of Discount on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Funded Amount with respect to such Pooled Funding CP Conduit Purchaser as of the Prepayment Date and (B) the aggregate amount of Discount to accrue on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Funded Amount with respect to such Pooled Funding CP Conduit Purchaser from and including the Prepayment Date to and excluding the maturity dates of such Commercial Paper; plus
     (c ) all accrued and unpaid interest on the APA Bank Funded Amount with respect to such Purchaser, calculated at the Alternate Base Rate or the applicable

Adjusted LIBO Rate for the period from and including the immediately preceding Period End Date to and excluding the Prepayment Date, plus
     (d) the Commitment Fee payable to such Purchaser calculated for the period from and including the immediately preceding Payment Date to and excluding the Prepayment Date, plus
     (e) all Article 7 Costs then due and payable to such Purchaser, plus
     (f) without duplication, any other Program Costs then due and payable to such Purchaser and any amounts then due and payable to such Purchaser pursuant to Section 2.8.
     “Series 1999-3 Principal Collection Subaccount” is defined in Section 5A.1(a).
     “Series 1999-3 Principal Payment Amount” means, for any Settlement Date, an amount equal to the product of (a) the average daily Series 1999-3 Invested Percentage during the immediately preceding Monthly Period and (b) the Principal Payment Amount for such Settlement Date.
     “Series 1999-3 Required Asset Amount” means, as of any date of determination, the sum of the Series 1999-3 Invested Amount and the Series 1999-3 Required Overcollateralization Amount as of such date.
     “Series 1999-3 Required Enhancement Amount” means, on any date of determination, an amount equal to the greater of (a) 154.39% of the aggregate stated liquidation preference of the Series 1999-3 Senior Preferred Membership Interests on such date and (b) (i) during the Series 1999-3 Revolving Period, 14.9425% of the Series 1999-3 Maximum Invested Amount on such date or (ii) during the Series 1999-3 Amortization Period, 14.9425% of the Series 1999-3 Maximum Invested Amount on the last day of the Series 1999-3 Revolving Period; provided, however that if on any Settlement Date (1) the Three Month Average Charge-Off Ratio exceeds 0.50%, (2) the Twelve Month Average Charge-Off Ratio exceeds 0.25%, (3) the Three Month Average Residual Value Loss Ratio exceeds 10%, (4) the Twelve Month Average Residual Value Loss Ratio exceeds 5%, (5) the Three Month Average Paid-in Advance Loss Ratio exceeds 1.00%, (6) the Twelve Month Average Paid-in Advance Loss Ratio exceeds 0.50% or (7) the Three Month Average Delinquency Ratio for any Settlement Date exceeds 4.5%, the Series 1999-3 Required Enhancement Amount will be calculated using a percentage of 166.27% in clause (a) above and 15.9425% in clause (b) above on such date; provided, however, that, after the declaration or occurrence of an Amortization Event, the Series 1999-3 Required Enhancement Amount shall equal the Series 1999-3 Required Enhancement Amount on the date of the declaration or occurrence of such Amortization Event.
     “Series 1999-3 Required Investor Noteholders” means Purchasers having Commitment Percentages aggregating 66 2/3% or more.

     “Series 1999-3 Required Qvercollateralization Amount” means, on any date of determination during an Accrual Period, the amount, if any, by which the Series 1999-3 Required Enhancement Amount exceeds the sum of (a) the Series 1999-3 Reserve Account Amount and (b) the amount on deposit in the Series 1999-3 Principal Collection Subaccount on such date (excluding any amounts deposited therein pursuant to Section 5A.2(f) during the Monthly Period commencing after the first day of such Accrual Period).
     “Series 1999-3 Required Reserve Account Amount” means, on any date of determination, an amount equal to 2.2538% of the Series 1999-3 Maximum Invested Amount on such date.
     “Series 1999-3 Required Yield Supplement Amount” means, as of any Settlement Date, the excess, if any, of (a) the Series 1999-3 Yield Shortfall Amount for such Settlement Date over (b) 70% of the product of (x) the Series 1999-3 Invested Percentage on such Settlement Date and (y) the Class X 1999-IB Invested Amount as of such Settlement Date (after giving effect to any increase thereof on such Settlement Date); provided, however that upon the occurrence of a Receivable Purchase Termination Event, the Series 1999-3 Required Yield Supplement Amount will equal the Series 1999-3 Yield Shortfall Amount.
     “Series 1999-3 Reserve Account” is defined in Section 5A.9(a).
     “Series 1999-3 Reserve Account Amount” means, on any date of determination, the amount on deposit in the Series 1999-3 Reserve Account and available for withdrawal therefrom.
     “Series 1999-3 Reserve Account Surplus” means, on any date of determination, the amount, if any, by which the Series 1999-3 Reserve Account Amount exceeds the Series 1999-3 Required Reserve Account Amount.
     “Series 1999-3 Revolving Period” means the period from and including the Effective Date to but excluding the commencement of the Series 1999-3 Amortization Period.
     “Series 1999-3 Senior Preferred Membership Interests” means each series of Senior Preferred Membership Interests relating to the Series 1999-3 Investor Notes issued by the Issuer pursuant to the LLC Agreement.
     “Series 1999-3 Servicing Fee” is defined in Section 6.1.
     “Series 1999-3 Servicing Fee Percentage” is defined in Section 6.1.
     “Series 1999-3 Settlement Collection Subaccount” is defined in Section 5A.l(a).
     “Series 1999-3 Subaccounts” is defined in Section 5A.l(a).

     “Series 1999-3 Weighted Average Cost of Funds” means, for any Settlement Date, the product of (a) the quotient of the sum of (i) the aggregate amount of interest payable on the Series 1999-3 Investor Notes on such Settlement Date and (ii) the aggregate amount of dividends that would be payable on the Series 1999-3 Preferred Membership Interests on such Settlement Date, assuming that dividends were accumulating thereon at the highest applicable rate under the terms of such Series 1999-3 Preferred Membership Interests, divided by the sum of (i) the weighted average Series 1999-3 Invested Amount during the immediately preceding Series 1999-3 Interest Period and (ii) the aggregate stated liquidation preference of the Series 1999-3 Preferred Membership Interests as of such Settlement Date (before giving effect to any redemptions on such Settlement Date) and (b) a fraction, the numerator of which is 360 and the denominator of which is the number of days in the Series 1999-3 Interest Period ending on such Settlement Date.
     “Series 1999-3 Weighted Average Yield Shortfall” means, for any Settlement Date, the excess, if any, of (a) the Series 1999-3 Minimum Yield Rate for such Settlement Date over (b) the Series 1999-3 Weighted Average Yield Shortfall Lease Yield for such Settlement Date.
     “Series 1999-3 Weighted Average Yield Shortfall Lease Yield” means, for any Settlement Date, the quotient of (a) the sum of the product with respect to each Series 1999-3 Yield Shortfall Lease of (i) the actual or implicit finance charge rate applicable to such Series 1999-3 Yield Shortfall Lease and (ii) the Net Book Value of the Leased Vehicle subject to such Series 1999-3 Yield Shortfall Lease as of the last day of the immediately preceding Monthly Period divided by (b) the aggregate Net Book Value of the Leased Vehicles subject to all of the Series 1999-3 Yield Shortfall Leases as of the last day of the immediately preceding Monthly Period.
     “Series 1999-3 Weighted Average Yield Shortfall Life” means, for any Settlement Date, 50% of the weighted (on the basis of Net Book Value of the related Leased Vehicle) average Assumed Lease Term of the Series 1999-3 Yield Shortfall Leases, assuming that all scheduled lease payments are made thereon when scheduled and that the Obligors thereunder do not elect to convert such Series 1999-3 Yield Shortfall Leases to Fixed Rate Leases, as of the last day of the immediately preceding Monthly Period.
     “Series 1999-3 Yield Shortfall Amount” means, for any Settlement Date, (i) if the Series 1999-3 Hypothetical Yield Shortfall Amount for such Settlement Date is less than the product of (x) the Series 1999-3 Invested Percentage as of the last day of the immediately preceding Monthly Period and (y) 70% of the Class X 1999-IB Invested Amount as of such Settlement Date (after giving effect to any increase thereof on such Settlement Date), an amount equal to the Series 1999-3 Hypothetical Yield Shortfall Amount and (ii) otherwise, an amount equal to the product of (x) the Series 1999-3 Weighted Average Yield Shortfall for such Settlement Date, (y) the aggregate Lease Balance of all Series 1999-3 Yield Shortfall Leases as of the last day of the immediately preceding Monthly Period and (z) the Series 1999-3 Weighted Average Yield Shortfall Life for such Settlement Date.

     “Series 1999-3 Yield Shortfall Lease” means, as of any Settlement Date, each Unit Lease that is a Floating Rate Lease with an actual or implicit finance charge rate of less than the Series 1999-3 Minimum Yield Rate as of the last day of the immediately preceding Monthly Period.
     “Series 1999-3 Yield Supplement Account” is defined in Section 5A.10(a).
     “Series 1999-3 Yield Supplement Account Amount” means, on any date of determination, the amount on deposit in the Series 1999-3 Yield Supplement Account and available for withdrawal therefrom.
     “Series 1999-3 Yield Supplement Account Surplus” means, on any date of determination, the amount, if any, by which the Series 1999-3 Yield Supplement Account Amount exceeds the Series 1999-3 Required Yield Supplement Amount.
     “Series 1999-3 Yield Supplement Deficiency” means, on any date of determination, the amount by which the Series 1999-3 Required Yield Supplement Account Amount is less than the Series 1999-3 Yield Supplement Account Amount.
     “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal (rounded up to the nearest 1/100th of 1%) established by the Board with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D. Eurodollar Tranches shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time under such Regulation D or comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the reserve percentage.
     “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.
     “Total Cash Available” means, for any Settlement Date, the excess, if any, of (a) the sum of (i) the aggregate amount of Collections allocated to the Series 1999-3 General Collection Subaccount pursuant to Section 5A.2(a) during the immediately preceding Monthly Period, (ii) an amount equal to the product of the average daily Series 1999-3 Invested Percentage during such Monthly Period and the amount of the Unit Repurchase Payments paid by the Servicer or SPV on such Settlement Date, (iii) an amount equal to the product of the average daily Series 1999-3 Invested Percentage during such Monthly Period and the amount of the Monthly Servicer Advance made by the Servicer on such Settlement Date, (iv) an amount equal to the product of the average daily Series 1999-3 Invested Percentage during such Monthly Period and the amount withdrawn from the Gain on Sale Account pursuant to Section 5.2(e) of the Base Indenture on the Transfer

Date immediately preceding such Settlement Date and (v) the investment income on amounts on deposit in the Series 1999-3 Principal Collection Subaccount and the Series 1999-3 General Collection Subaccount transferred to the Series 1999-3 Settlement Collection Subaccount on such Settlement Date pursuant to Section 5A. 1(b) over (b) the aggregate amount withdrawn from the Series 1999-3 General Collection Subaccount and deposited in the Series 1999-3 Principal Collection Subaccount pursuant to Section
     5A.2(f) during the immediately preceding Monthly Period.
     “Transferee” is defined in Section 11.10(f).
     “Transferee Supplement” is defined in Section 11.10(c).
     “Year 2000 Compliant” means, with respect to a specified Person, that all of such Persons’ computer applications (including those of suppliers, vendors and customers) that are material to the performance of the Issuer’s, the Servicer’s or the Administrator’s obligations under the Transaction Documents are reasonably expected on a timely basis to be able to perform properly in all material respects date-sensitive functions for all dates before and after January 1, 2000.
ARTICLE 2
PURCHASE AND SALE OF SERIES 1999-3 INVESTOR NOTES;
INCREASES AND DECREASES OF SERIES 1999-3 INVESTED AMOUNT
          Section 2.1 Purchases of the Series 1999-3 Investor Notes.
          (a) Initial Purchases. Subject to the terms and conditions of this Indenture Supplement, including delivery of notice in accordance with Section 2.3, (i) each CP Conduit Purchaser may, in its sole discretion, purchase a Series 1999-3 Investor Note in an amount equal to all or a portion of its Commitment Percentage of the Series 1999-3 Initial Invested Amount on any Business Day during the period from the Effective Date to and including the Expiry Date with respect to such CP Conduit Purchaser (the “Series 1999-3 Initial Funding Date”), and if such CP Conduit Purchaser shall have notified the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser that it has elected not to fund a Series 1999-3 Investor Note in an amount equal to its Commitment Percentage of the Series 1999-3 Initial Invested Amount on the Series 1999-3 Initial Funding Date, the APA Bank with respect to such CP Conduit Purchaser shall fund on the Series 1999-3 Initial Funding Date that portion of such Series 1999-3 Investor Note not to be funded by such CP Conduit Purchaser and (ii) thereafter, (A) if a CP Conduit Purchaser shall have purchased a Series 1999-3 Investor Note on the Series 1999-3 Initial Funding Date, such CP Conduit Purchaser may, in its sole discretion, maintain its Series 1999-3 Investor Note, subject to increase or decrease during the period from the Effective Date to and including the Expiry Date with respect to such CP Conduit Purchaser, in accordance with the provisions of this Indenture Supplement and (B) the APA Bank with respect to such CP Conduit Purchaser shall maintain the Series 1999-3 Investor Note with respect to such Purchaser, subject to increase or decrease during the period from the Effective Date to and including the Expiry Date with respect to such CP Conduit Purchaser, in accordance with the provisions of this Indenture Supplement. Payments by each CP Conduit Purchaser and/or the APA Bank with respect to such CP Conduit Purchaser shall be made in immediately available funds on the Series 1999-3 Initial Funding Date to the Funding Agent with respect to such CP Conduit Purchaser for remittance to the Indenture Trustee for deposit into the Series 1999-3 Collection Subaccount.
          (b) Maximum Purchaser Invested Amounts. Notwithstanding anything to the contrary contained in this Indenture Supplement, at no time shall the Purchaser Invested Amount with respect to any Purchaser exceed the Maximum Purchaser Invested Amount with respect to such Purchaser at such time.
          (c) Form of Series 1999-3 Investor Notes. The Series 1999-3 Investor Notes shall be issued in fully registered form without interest coupons, substantially in the form set forth in Exhibit A hereto.
          Section 2.2 Delivery.
          (a) On the Series 1999-3 Initial Funding Date, the Issuer shall sign and shall direct the Indenture Trustee in writing pursuant to Section 2.4 of the Base Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, shall so authenticate a Series 1999-3 Investor Note in the name of the Funding Agent with respect to each Purchaser in an amount equal to the Maximum Purchaser Invested Amount with respect to such Purchaser and deliver such Series 1999-3 Investor Note to such Funding Agent in accordance with such written directions.
          (b) The Indenture Trustee shall indicate in the Note Register the actual Purchaser Invested Amount outstanding with respect to each Purchaser and the actual Series 1999-3 Invested Amount outstanding on any date of determination, which, absent manifest error, shall constitute prima facie evidence of the outstanding Purchaser Invested Amounts and outstanding Series 1999-3 Invested Amount from time to time.
          Section 2.3 Procedure for Initial Issuance and for Increasing the Series 1999-3 Invested Amount.
          (a) Subject to Section 2.3(c), (i) on the Series 1999-3 Initial Funding Date, each CP Conduit Purchaser may agree, in its sole discretion, to purchase, and the APA Bank with respect to such CP Conduit Purchaser shall purchase, a Series 1999-3 Investor Note in accordance with Section 2.1 and (ii) on any Business Day during the period from the Effective Date to and including the Expiry Date with respect to a CP Conduit Purchaser, such CP Conduit Purchaser may agree, in its sole discretion, and the APA Bank with respect to such CP Conduit Purchaser hereby agrees that the Purchaser Invested Amount with respect to such Purchaser may be increased by an amount equal to its Commitment Percentage of the Increase Amount (an “Increase”), upon the request of the Issuer (each date on which an increase in the Series 1999-3 Invested Amount occurs hereunder being herein referred to as the “Increase Date” applicable to such Increase); provided, however, that the Issuer shall have given the Administrative Agent (with a copy to the Indenture Trustee) irrevocable written notice (effective upon receipt), by telecopy (receipt confirmed), substantially in the form of Exhibit B hereto, of such request no later than 9:30 A.M., New York City time, on the Business Day prior to the Series 1999-3 Initial Funding Date or such Increase Date, as the case may be; provided, further, that if the proposed amount of any Increase (the “Increase Amount”) will be $200,000,000 or more, the Issuer shall have given the Administrative Agent written notice thereof no later than 9:30 A.M., New York City time, on the second Business Day prior to the proposed Increase Date. Such notice shall state (x) the Series 1999-3 Initial Funding Date or the Increase Date, as the case may be, and (y) the initial invested amount (the “Series 1999-3 Initial Invested Amount”) or the proposed Increase Amount, as the case may be.
          (b) If a CP Conduit Purchaser elects not to fund the full amount of its Commitment Percentage of the Series 1999-3 Initial Invested Amount or a requested Increase, such CP Conduit Purchaser shall notify the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser, and the APA Bank with respect to such CP Conduit Purchaser shall fund the portion of its Commitment Percentage of the Series 1999-3 Initial Invested Amount or such Increase, as the case may be, not funded by such CP Conduit Purchaser.
          (c) No Purchaser shall be required to make the initial purchase of a Series 1999-3 Investor Note on the Series 1999-3 Initial Funding Date or to increase its Purchaser Invested Amount on any Increase Date hereunder unless:
     (i) the Series 1999-3 Initial Invested Amount or Increase Amount is equal to $10,000,000 or an integral multiple of $500,000 in excess thereof;
     (ii) after giving effect to the initial purchase amount or Increase Amount, the Purchaser Invested Amount with respect to such Purchaser would not exceed the Maximum Purchaser Invested Amount with respect to such Purchaser;
     (iii) after giving effect to the initial purchase amount or Increase Amount, no Series 1999-3 Allocated Asset Amount Deficiency, Series 1999 -3 Liquid Credit Enhancement Deficiency or Series 1999-3 Yield Supplement Deficiency would have occurred and be continuing;
     (iv) no Amortization Event or Potential Amortization Event shall have occurred and be continuing;
     (v) all of the representations and warranties made by each of the Issuer, SPV, the Origination Trust and the Servicer in each Transaction Document to which it is a party are true and correct in all material respects on and as of the Series 1999-3 Initial Funding Date or such Increase Date, as the case may be, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date); and
     (vi) all conditions precedent set forth in Section 4.2 of the Transfer Agreement to the funding of the Additional Units, if any, being funded on the Series 1999-3 Initial Funding Date or such Increase Date, as the case may be, shall have been satisfied, including, without limitation, delivery of the Additional Assignment to the Issuer and the Indenture Trustee in accordance with Section 4.2 of the Transfer Agreement.

The Issuer’s acceptance of funds in connection with (x) the initial purchase of Series 1999-3 Investor Notes on the Series 1999-3 Initial Funding Date and (y) each Increase occurring on any Increase Date shall constitute a representation and warranty by the Issuer to the applicable Purchasers as of the Series 1999-3 Initial Funding Date or such Increase Date (except to the extent such representations and warranties are expressly made as of another date), as the case may be, that all of the conditions contained in this Section 2.3(c) have been satisfied.
          (d) If there is a Principal Overpayment Amount for any Settlement Date, the Issuer shall request an Increase in accordance with Section 2.3(a) in an amount equal to such Principal Overpayment Amount effective on such Settlement Date. Notwithstanding the provisions of Section 2.3(c), each Purchaser shall be required to fund its Commitment Percentage of such an Increase even if the Issuer is unable to satisfy the conditions set forth in clause (i), (iii), (iv) or (vi) of Section 2.3(c).
          (e) Upon receipt of any notice required by Section 2.3(a) from the Issuer, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to the Funding Agent with respect to each Purchaser, no later than 1:00 P.M., New York City time, on the day received. After receipt by any Funding Agent with respect to a Purchaser of such notice from the Administrative Agent, such Funding Agent shall, except as otherwise provided in Section 2.3(d), so long as the conditions set forth in Sections 2.3(a) and (c) are satisfied, promptly provide telephonic notice to the related CP Conduit Purchaser and the related APA Bank, of the Increase Date and of such Purchaser’s Commitment Percentage of the Increase Amount. If such CP Conduit Purchaser elects to fund all or a portion of its Commitment Percentage of the Increase Amount, such CP Conduit Purchaser shall pay in immediately available funds its Commitment Percentage (or any portion thereof) of the amount of such Increase on the related Increase Date to the Funding Agent with respect to such Purchaser for deposit into the Series 1999-3 Collection Subaccount. If such CP Conduit Purchaser does not fund the full amount of its Commitment Percentage of the Increase Amount and the related APA Bank funds the portion thereof not funded by the CP Conduit Purchaser, such APA Bank shall pay in immediately available funds such portion on the related Increase Date to the Funding Agent with respect to such Purchaser for deposit in the Series 1999-3 Collection Subaccount.
          Section 2.4 Sales by CP Conduit Purchasers of Series 1999-3 Investor Notes to APA Banks. Notwithstanding any limitation to the contrary contained herein, each CP Conduit Purchaser may, in its own discretion, at any time, sell or assign all or any portion of its interest in its Series 1999-3 Note to any Conduit Assignee or to the APA Bank with respect to such CP Conduit Purchaser pursuant to, and subject to the terms and conditions of, the Asset Purchase Agreement with respect to such CP Conduit Purchaser.
          Section 2.5 Procedure for Decreasing the Series 1999-3 Invested Amount; Optional Termination.
          (a) On any Business Day prior to the occurrence of an Amortization Event, upon the written request of the Issuer or the Administrator on behalf of the Issuer, the Series 1999-3 Invested Amount may be reduced (a “Decrease”) by the Indenture Trustee’s withdrawing from the Series 1999-3 Distribution Account, depositing into the Series 1999-3 Distribution Account and distributing to the Administrative Agent funds on deposit in the Series 1999-3

Principal Collection Subaccount on such day in accordance with Section 5A,7(c) in an amount not to exceed the amount of such funds on deposit on such day; provided that the Administrator shall have given the Administrative Agent (with a copy to the Indenture Trustee) irrevocable written notice (effective upon receipt) of the amount of such Decrease prior to 9:30 A.M., New York City time, on the second Business Day prior to such Decrease, in the case of any such Decrease in an amount less than $200,000,000, and prior to 9:30 A.M., New York City time, on a Business Day that is at least ten days prior to such Decrease, in the case of any such Decrease in an amount of $200,000,000 or more; provided, further, that any such Decrease shall be in an amount equal to $10,000,000 and integral multiples of $500,000 in excess thereof. Upon each Decrease, the Indenture Trustee shall indicate in the Note Register such Decrease. Upon receipt of any notice required by Section 2.5(a) from the Issuer, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to the Funding Agent with respect to each Purchaser, no later than 1:00 P.M., New York City time, on the day received.
          (b) (i) On any Business Day, the Issuer shall have the right to deliver an irrevocable written notice (an “Optional Termination Notice”) to the Administrative Agent, the Indenture Trustee, the Administrator and the Rating Agencies in which the Issuer declares that the Commitments shall terminate on the date (the “Optional Termination Date”) set forth in such notice (which date, in any event, shall be a Payment Date not less than twenty Business Days from the date on which such notice is delivered). Upon receipt of any Optional Termination Notice from the Issuer, the Administrative Agent shall promptly notify the Funding Agent with respect to each Purchaser thereof.
              (ii) From and after the Optional Termination Date, the Series 1999-3 Amortization Period shall commence for all purposes under this Indenture Supplement and the other Transaction Documents.
          (c) If there are funds on deposit in the Series 1999-3 Principal Collection Subaccount on any Business Day on which the Purchaser Invested Amount with respect to any Non-Extending Purchaser shall not have been reduced to zero and the Issuer would be permitted under the terms of Section 2.5(a) to effect a Decrease with such funds, the Issuer shall request such a Decrease in accordance with Section 2.5(a) on the earliest possible date.
          Section 2.6 Increases and Reductions of the Commitments; Extensions of the Commitments.
          (a) The Issuer may from time to time request that any Purchaser agree to increase its Maximum Purchaser Invested Amount. An increase in any Maximum Purchaser Invested Amount shall be effective hereunder if such Purchaser shall have agreed to such increase in its Maximum Purchaser Invested Amount and (ii) if such increase results in an increase in the Series 1999-3 Maximum Invested Amount, the aggregate stated liquidation preference of all Series 1999-3 Senior Preferred Membership Interests on the date of such increase is at least equal to 9.6783% of the Series 1999-3 Maximum Invested Amount, after giving effect to such increase and the aggregate balances of all of the capital accounts of the Members of the Issuer are equal to at least 13% of the Issuer’s total capitalization, after giving effect to such increase.

          (b) If the Issuer desires to extend the Scheduled Expiry Date with respect to the Purchasers, the Issuer shall notify the Administrative Agent at least 60 days prior to such Scheduled Expiry Date of its desire to extend the Scheduled Expiry Date with respect to the Purchasers, whereupon the Administrative Agent shall notify the Funding Agent with respect to each Purchaser of the Issuer’s desire to so extend the Scheduled Expiry Date. Each Funding Agent, on behalf of its Purchaser, shall notify the Administrative Agent and the Issuer in writing of whether such Purchaser agrees to an extension of the Scheduled Expiry Date with respect to such Purchaser; provided that failure by a Funding Agent to respond to such request shall not be construed as a consent by such Purchaser to such extension. The decision to extend or not extend shall be made by each Purchaser in its sole discretion. In the event that any Purchaser desires to extend its Scheduled Expiry Date for an amount that is less than its Maximum Purchaser Invested Amount prior to the Issuer’s request for an extension, the Issuer, in its sole discretion, may accept such extension; provided, however, that such Purchaser (x) shall be deemed to be a Non-Extending Purchaser for purposes of Section 5A.7(c) having a Purchaser Invested Amount equal to the excess of its Purchaser Invested Amount over the Maximum Purchaser Invested Amount that will be available after the extension of its Scheduled Expiry Date and (y) shall be deemed to be an Extending Purchaser with a Maximum Purchaser Invested Amount equal to the portion of its Maximum Purchaser Invested Amount that will be available after the extension of its Scheduled Expiry Date. Any extension of the Scheduled Expiry Date with respect to a Purchaser shall be subject to the prior written consent of each Series 1999-3 Preferred Member.
          (c) On any Business Day during the Series 1999-3 Revolving Period, the Issuer may, upon two (2) Business Days’ prior written notice to the Administrative Agent (effective upon receipt) (with copies to the Administrator and the Indenture Trustee) reduce the Series 1999-3 Maximum Invested Amount in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Series 1999-3 Invested Amount on such date, the Purchaser Invested Amount with respect to any Purchaser would exceed the Maximum Purchaser Invested Amount with respect to such Purchaser then in effect. Any reduction in the Series 1999-3 Maximum Invested Amount shall be made on a pro rata basis to the Maximum Purchaser Invested Amounts with respect to the Purchasers, based on the Maximum Purchaser Invested Amount with respect to each Purchaser. Once reduced, the Maximum Purchaser Invested Amounts may not be subsequently reinstated.
          Section 2.7 Interest; Fees.
          (a) Interest shall be payable on the Series 1999-3 Investor Notes on each Payment Date pursuant to Section 5A.5(a). On any Business Day, the Issuer may, subject to Section 2.7(c), elect to allocate all or any portion of the Available CP Funding Amount with respect to any Match Funding CP Conduit Purchaser, to one or more CP Tranches with CP Rate Periods commencing on such Business Day by giving the Administrative Agent and the Funding Agent with respect to such Match Funding CP Conduit Purchaser irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 11:00 A.M., New York City time, one Business Day prior to such Business Day. Such notice shall specify (i) the applicable Business Day, (ii) the CP Rate Period for each CP Tranche to which a portion of the Available CP Funding Amount with respect to such Purchaser is to be allocated and (iii) the portion of such Available CP Funding Amount being allocated to each such CP Tranche. On any Business Day, the Issuer may, subject to Section 2.7(c), elect to allocate all or any portion of the Available APA Bank Funding Amount with respect to any Purchaser to one or more Eurodollar Tranches with Eurodollar Periods commencing on such Business Day by giving the Administrative Agent and the Funding Agent with respect to such Purchaser irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 1:00 P.M., New York City time, three Business Days prior to such Business Day. Such notice shall specify (i) the applicable Business Day, (ii) the Eurodollar Period for each Eurodollar Tranche to which a portion of the Available APA Bank Funding Amount with respect to such Purchaser is to be allocated and (iii) the portion of such Available APA Bank Funding Amount being allocated to each such Eurodollar Tranche. Upon receipt of any such notice, the Funding Agent with respect to a Purchaser shall notify the CP Conduit Purchaser and the APA Bank with respect to such Purchaser of the contents of such notice promptly upon receipt thereof.
     (c) Notwithstanding anything to the contrary contained in this Section 2.7, (i) (A) each Match Funding CP Conduit Purchaser shall approve the length of each CP Rate Period and the portion of the Available CP Funding Amount with respect to such Match Funding CP Conduit Purchaser allocated to such CP Rate Period, (B) such Match Funding CP Conduit Purchaser may select, in its sole discretion, any new CP Rate Period if (x) the Issuer does not provide notice of a new CP Rate Period on a timely basis or (y) the Funding Agent with respect to such Match Funding CP Conduit Purchaser, on behalf of such Match Funding CP Conduit Purchaser, determines, in its sole discretion, that the CP Rate Period requested by the Issuer is unavailable or for any reason commercially undesirable and (C) the portion of the Available CP Funding Amount with respect to such Match Funding CP Conduit Purchaser allocable to each CP Tranche must be in an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof and (ii) (A) the portion of the Available APA Bank Funding Amount with respect to any Purchaser allocable to each Eurodollar Tranche must be in an amount equal to $100,000 or an integral multiple of $100,000 in excess thereof, (B) no more than 10 Eurodollar Tranches with respect to such Purchaser shall be outstanding at any one time, (C) after the occurrence and during the continuance of any Amortization Event or Potential Amortization Event, the Issuer may not elect to allocate any portion of the Available APA Bank Funding Amount with respect to any Purchaser to a Eurodollar Tranche and (D) during the Series 1999-3 Amortization Period, the Issuer may not select any Eurodollar Period that does not end on or prior to the next succeeding Payment Date.
     (d) On any Business Day, a Match Funding CP Conduit Purchaser may elect that the Issuer no longer be permitted to select CP Tranches in accordance with Sections 2.7(b) and (c) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser by giving the Issuer and the Administrative Agent irrevocable written notice thereof, which notice must be received by the Issuer and the Administrative Agent at least one Business Day prior to such Business Day. On any Business Day, a Pooled Funding CP Conduit Purchaser may elect thereafter to allow the Issuer to select CP Tranches in accordance with Sections 2.7(b) and (c) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser by giving the Issuer and the Administrative Agent irrevocable written notice thereof, which notice must be received by the Issuer and the Administrative Agent at least one Business Day prior to such Business Day. Any CP Conduit Purchaser making an election to change the manner in which its funding costs in respect of its Series 1999-3 Investor Note are allocated in accordance with this Section 2.7(d) will be both a Match Funding CP Conduit Purchaser and a Pooled Funding CP Conduit Purchaser during the period that its Series 1999-3 Investor Note is funded on both a “pooled” and “match funded” basis and its Monthly Funding Costs during that period will be calculated accordingly.
          (e) The Indenture Trustee (acting at the written direction of the Administrator upon which the Indenture Trustee may conclusively rely) shall distribute pursuant to Section 5A.5(b), from amounts deposited in the Series 1999-3 Distribution Account pursuant to Section 5A.4(c), to the Administrative Agent, for the account of each Purchaser, on each Payment Date, a commitment fee with respect to the Series 1999-3 Interest Period ending on such Payment Date (the “Commitment Fee”) during the period from the Effective Date to and including the Expiry Date with respect to such Purchaser at the Commitment Fee Rate of the average daily Commitment Amount with respect to such Purchaser during such Series 1999-3 Interest Period less the average daily Purchaser Invested Amount with respect to such Purchaser during such Series 1999-3 Interest Period. The Commitment Fee shall be payable monthly in arrears on each Payment Date.
          (f) Calculations of per annum rates under this Indenture Supplement shall be made on the basis of a 360- (or 365-/366-, in the case of interest on the Floating Tranche based on the Prime Rate) day year. Calculations of Commitment Fees shall be made on the basis of a 360-day year. Each determination of the Adjusted LIBO Rate by the Administrative Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.
          Section 2.8 Indemnification by the Issuer and the Administrator.
          (a) The Issuer agrees to indemnify and hold harmless the Indenture Trustee, the Administrative Agent, each Funding Agent, each Purchaser and each of their respective officers, directors, agents and employees (each, a “Company indemnified person”) from and against any loss, liability, expense, damage or injury suffered or sustained by (a “Claim”) such Company indemnified person by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Issuer pursuant to the Indenture or the other Transaction Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by the Issuer (or any of its officers) in the Indenture or other Transaction Document or (iii) a failure by the Issuer to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of the Indenture or the other Transaction Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury (A) resulted from the gross negligence, bad faith or wilful misconduct of such Company indemnified person or its officers, directors, agents, principals, employees or employers, (B) resulted solely from a default by an Obligor with respect to any Sold Unit or Fleet Receivable or (C) includes any Excluded Taxes; provided that any payments made by the Issuer pursuant to this Section 2.8 shall be made solely from funds available therefor pursuant to

Section 5A.5(e), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against the Issuer to the extent that such funds are insufficient to make such payment.
          (b) The Administrator agrees to indemnify and hold harmless the Indenture Trustee, the Administrative Agent, each Funding Agent, each Purchaser and each of their respective officers, directors, agents and employees (each, a “Administrator indemnified person”) from and against any Claim by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Administrator pursuant to the Indenture or the other Transaction Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by the Administrator (or any of its officers) in the Indenture or other Transaction Document or (iii) a failure by the Administrator to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of the Indenture or the other Transaction Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury (A) resulted from the gross negligence, bad faith or wilful misconduct of such Administrator indemnified person or its officers, directors, agents, principals, employees or employers, (B) resulted solely from a default by an Obligor with respect to any Sold Unit or Fleet Receivable or (C) include any Excluded Taxes.
          Section 2.9 Funding Agents.
          (a) The Funding Agent with respect to each Purchaser is hereby authorized to record on each Business Day the CP Funded Amount with respect to such Purchaser and the aggregate amount of Discount accruing with respect thereto on such Business Day and the APA Bank Funded Amount with respect to such Purchaser and the amount of interest accruing with respect thereto on such Business Day and, based on such recordations, to determine the Monthly Funding Costs with respect to each Series 1999-3 Interest Period and such Purchaser. Any such recordation by a Funding Agent, absent manifest error, shall constitute prima facie evidence of the accuracy of the information so recorded. Furthermore, the Funding Agent with respect to each Purchaser will maintain records sufficient to identify the percentage interest of the related CP Conduit Purchaser and each APA Bank with respect to such Purchaser holding an interest in the Series 1999-3 Investor Note registered in the name of such Funding Agent and any amounts owing thereunder.
          (b) Upon receipt of funds from the Administrative Agent on each Payment Date and the date of any Decrease, each Funding Agent shall pay such funds to the related CP Conduit Purchaser and/or the related APA Bank owed such funds in accordance with the recordations maintained by it in accordance with Section 2.9(a) and the Asset Purchase Agreement with respect to such CP Conduit Purchaser. If a Funding Agent shall have paid to any CP Conduit Purchaser or APA Bank any funds that (i) must be returned for any reason (including bankruptcy) or (ii) exceeds that which such CP Conduit Purchaser or APA Bank was entitled to receive, such amount shall be promptly repaid to such Funding Agent by such CP Conduit Purchaser or APA Bank.

ARTICLE 3
ARTICLE 5 OF THE BASE INDENTURE
          Sections 5.1 through 5.4 of the Base Indenture and each other Section of Article 5 of the Indenture relating to another Series shall read in their entirety as provided in the Base Indenture or any applicable Indenture Supplement. Article 5 of the Base Indenture (except for Sections 5.1 through 5.4 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 1999-3 Investor Notes:
          Section 5A.1 Establishment of Series 1999-3 Subaccounts.
          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 1999-3 Investor Noteholders (i) a subaccount of the Collection Account (the “Series 1999-3 Collection Subaccount”); and (ii) three subaccounts of the Series 1999-3 Collection Subaccount: (1) the Series 1999-3 General Collection Subaccount, (2) the Series 1999-3 Principal Collection Subaccount and (3) the Series 1999-3 Settlement Collection Subaccount (respectively, the “Series 1999-3 General Collection Subaccount.” the “Series 1999-3 Principal Collection Subaccount” and the “Series 1999-3 Settlement Collection Subaccount”); the accounts established pursuant to this Section 5A.l(a), collectively, the “Series 1999-3 Subaccounts”), each Series 1999-3 Subaccount to bear a designation indicating that the funds deposited therein are held for the benefit of the Series 1999- 3 Investor Noteholders. The Indenture Trustee shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Series 1999-3 Subaccounts and the proceeds thereof for the benefit of the Series 1999-3 Investor Noteholders. The Series 1999-3 Subaccounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 1999-3 Investor Noteholders.
          (b) (i) So long as no Amortization Event has occurred, the Issuer shall instruct the institution maintaining the Collection Account in writing to invest funds on deposit in the Series 1999-3 Subaccounts at all times in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that funds on deposit in a Series 1999-3 Subaccounts may be invested together with funds held in other subaccounts of the Collection Account. Amounts on deposit and available for investment in the Series 1999-3 General Collection Subaccount and the Series 1999-3 Principal Collection Subaccount shall be invested by the Indenture Trustee at the written direction of the Issuer, so long as no Amortization Event has occurred, in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof, on or prior to the next Business Day. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 1999-3 Principal Collection Subaccount and the Series 1999-3 General Collection Subaccount shall be deposited in the Series 1999-3 Settlement Collection Subaccount. The Issuer shall not direct the Indenture Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written direction as provided hereunder, all funds on deposit in the Collection Account shall remain uninvested.

          (ii) After the occurrence of an Amortization Event, the Administrative Agent shall instruct the institution maintaining the Collection Account in writing to invest funds on deposit in the Series 1999-3 Subaccounts from time to time in Permitted Investments selected by the Administrative Agent (by standing instructions or otherwise). Amounts on deposit and available for investment in the Series 1999-3 Subaccounts shall be invested by the Indenture Trustee at the written direction of the Administrative Agent in Permitted Investments that mature, or that are payable or redeemable upon demand of the holder thereof on or prior to the Business Day immediately preceding the next Payment Date. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds deposited in the Series 1999-3 General Collection Subaccount and the Series 1999-3 Principal Collection Subaccount shall be deposited in the Series 1999-3 Settlement Collection Subaccount. The Administrative Agent shall not direct the Indenture Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written direction as provided hereunder, all funds on deposit shall remain uninvested.
          Section 5A.2 Allocations with Respect to the Series 1999-3 Investor Notes.
          (a) Prior to 1:00 P.M., New York City time, on each Deposit Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 1999-3 Investor Noteholders and deposit in the Series 1999-3 General Collection Subaccount an amount equal to the product of the Series 1999-3 Invested Percentage on such Deposit Date and the Collections deposited into the Collection Account on such Deposit Date.
          (b) The Administrator shall direct the Indenture Trustee in writing to allocate to the Series 1999-3 Investor Noteholders and deposit in the Series 1999-3 General Collection Subaccount the following amounts on each Business Day (the “Series 1999-3 Daily Principal Allocation”):
     (i) the proceeds from the initial sale of the Series 1999-3 Investor Notes or any Increase; and
     (ii) any amounts allocated to another Series of Investor Notes that the Issuer or the Administrator, on behalf of the Issuer, has elected to apply to reduce the Series 1999-3 Invested Amount.
          (c) On each Determination Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 1999-3 Investor Noteholders and deposit in the Series 1999-3 Settlement Collection Subaccount on the immediately succeeding Transfer Date amounts withdrawn from the Gain on Sale Account, in an amount equal to the product of the average daily Series 1999-3 Invested Percentage during the immediately preceding Monthly Period and the amount withdrawn from the Gain on Sale Account pursuant to Section 5.2(e) of the Base Indenture on such Transfer Date.
          (d) On each Determination Date, the Administrator shall direct the Indenture Trustee in writing to allocate to the Series 1999-3 Investor Noteholders and deposit in the Series

1999-3 Settlement Collection Subaccount on the immediately succeeding Settlement Date the following amounts:
     (i) any Unit Repurchase Payments made by the Servicer or SPV, in an amount equal to the product of the average daily Series 1999-3 Invested Percentage during the immediately preceding Monthly Period and the amount of such Unit Repurchase Payments;
     (ii) the Monthly Servicer Advance made by the Servicer, in an amount equal to the product of the average daily Series 1999-3 Invested Percentage during the immediately preceding Monthly Period and the amount of such Monthly Servicer Advance; and
     (iii) payments made under the Lease Rate Caps maintained by the Issuer pursuant to Section 5A.12, in an amount equal to the product of the average daily Series 1999-3 Invested Percentage during the immediately preceding Monthly Period and the amount of such payments.
     (e) On each Business Day, the Administrator will direct the Indenture Trustee in writing to allocate, prior to 1:00 P.M., New York City time, the Series 1999-3 Daily Principal Allocation deposited in the Series 1999-3 Collection Subaccount in the following priority:
     (i) if such Business Day is a Settlement Date, allocate to the Series 1999-3 Settlement Collection Subaccount, an amount equal to the lesser of (A) the proceeds from any Increase on such Settlement Date and (B) the Principal Overpayment Amount for such Settlement Date; and
     (ii) allocate any remaining portion of any Increase and any amounts allocated to another Series of Investor Notes that the Issuer or the Administrator, on behalf of the Issuer, has elected to apply to reduce the Series 1999-3 Invested Amount to the Series 1999-3 Principal Collection Subaccount.
          (f) If, on any Business Day during the Series 1999-3 Revolving Period, other than during any Paydown Period, the sum of (i) the Series 1999-3 Daily Principal Allocation and (ii) the amount on deposit in the Series 1999-3 Principal Collection Subaccount on such Business Day is less than the Daily Principal Utilization Amount for such Business Day, the Administrator will direct the Indenture Trustee in writing, prior to 1:00 P.M., New York City time, to withdraw an amount equal to such deficit from the Series 1999-3 General Collection Subaccount and deposit it into the Series 1999-3 Principal Collection Subaccount.
          (g) The Administrator may direct the Indenture Trustee in writing by 1:00 P.M., New York City time, on any Business Day during the Series 1999-3 Revolving Period to withdraw amounts on deposit in the Series 1999-3 Principal Collection Subaccount for any of the following purposes:
     (i) if such Business Day is an Additional Closing Date, to pay all or a portion of the Transferred Asset Payment due on such Additional Closing Date pursuant to the Transfer Agreement;

     (ii) if the Administrator shall have given the Administrative Agent written notice of a Decrease in accordance with Section 2.5(a), to the Series 1999-3 Invested Amount in accordance with Section 2.5; or
     (iii) to reduce the Invested Amount of any other Series of Investor Notes;
provided, however that during any Paydown Period the Administrator may withdraw amounts on deposit in the Series 1999-3 Principal Collection Subaccount pursuant to this Section 5A.2(g) only to reduce the Purchaser Invested Amounts of the Non-Extending Purchaser or Non- Extending Purchasers pursuant to Sections 2.5(a) and 5A.7(c).
          (h) On any Business Day during the Series 1999-3 Amortization Period prior to the occurrence of an Amortization Event, the Administrator may direct the Indenture Trustee in writing to withdraw amounts on deposit in the Series 1999-3 Principal Collection Subaccount and apply them to reduce the Series 1999-3 Invested Amount in accordance with Section 2.5; provided, that the Administrator shall have given the Administrative Agent written notice of such Decrease in accordance with Section 2.5(a).
          Section 5A.3 Determination of Interest.
          (a) On each Determination Date, the Administrator shall determine the Series 1999-3 Note Rate for the Series 1999-3 Interest Rate Period ending on the next succeeding Payment Date, based on the information provided by the Funding Agents pursuant to this Section 5A.3(a), and the amount of interest payable on such next succeeding Payment Date on the Series 1999-3 Investor Notes (“Series 1999-3 Monthly Interest”). Series 1999-3 Monthly Interest for each Series 1999-3 Interest Period will equal the product of (i) the Series 1999-3 Note Rate for such Series 1999-3 Interest Period, (ii) the average daily Series 1999-3 Invested Amount during such Series 1999-3 Interest Period and (iii) the actual number of days elapsed in such Series 1999-3 Interest Period divided by 360. On each Determination Date, the Funding Agent with respect to each Purchaser shall provide written notice to the Administrator of the Monthly Funding Costs with respect to such Purchaser with respect to the portion of the current Series 1999-3 Interest Period ending on such Determination Date (or, in the case of the Series 1999-3 Interest Period immediately preceding the Series 1999-3 Note Termination Date, an estimate of the Monthly Funding Costs with respect to such Purchaser for such Series 1999-3 Interest Period). For the purposes of determining Series 1999-3 Monthly Interest for each Series 1999-3 Interest Period (other than the Series 1999-3 Interest Period immediately preceding the Series 1999-3 Note Termination Date), the Administrator may make a reasonable estimation of the portion of the Monthly Funding Costs with respect to each Purchaser to accrue during the portion of such Series 1999-3 Interest Period succeeding such Determination Date, based on its reasonable expectations of the Purchaser Invested Amount with respect to such Purchaser during such period, the Discount on the Commercial Paper issued by, or for the benefit of, such Purchaser to fund such Purchaser Invested Amount during such period or the Adjusted LIBO Rates or the Alternate Base Rate applicable to such Purchaser Invested Amount during such period. If the actual amount of the portion of the Monthly Funding Costs with respect to any Purchaser accruing during the portion of any Series 1999-3 Interest Period succeeding the Determination Date in such Series 1999-3 Interest Period is less than or greater than the amount thereof estimated by the Administrator on such Determination Date, the Administrator will reduce or increase the Monthly Funding Costs with respect to such Purchaser with respect to the next succeeding Series 1999-3 Interest Period accordingly. The Administrator shall determine Series 1999-3 Monthly Interest for the Series 1999-3 Interest Period immediately preceding the Series 1999-3 Note Termination Date on the Determination Date immediately preceding the last day of such Series 1999-3 Interest Period based on the information provided by the Funding Agents. If a Funding Agent with respect to any Purchaser determines that the actual Monthly Funding Costs with respect to such Purchaser for the Series 1999-3 Interest Period immediately preceding the Series 1999-3 Note Termination Date will be more or less than the estimate thereof provided to the Administrator and informs the Administrator of such variance prior to the Payment Date for such Series 1999-3 Interest Period, the Administrator will amend the Monthly Settlement Statement relating thereto to reflect that variance and provide the Indenture Trustee, the Administrative Agent and each Funding Agent with an amended Monthly Settlement Statement on or prior to such Payment Date.
          (b) On each Determination Date, the Administrator shall determine the excess, if any (the “Interest Shortfall”), of (i) the sum of (x) the Series 1999-3 Monthly Interest for the Series 1999-3 Interest Period ending on the next succeeding Payment Date and (y) the amount of any unpaid Interest Shortfall, as of the preceding Payment Date (together with any Additional Interest on such Interest Shortfall) over (ii) the amount which will be available to be distributed to the Purchasers on such Payment Date in respect thereof pursuant to this Indenture Supplement. If the Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount (“Additional Interest”) equal to the product of (A) the number of days until such Interest Shortfall shall be repaid divided by 365 (or 366, as the case may be), (B) the Alternate Base Rate plus 2.0% and (C) such Interest Shortfall (or the portion thereof which has not been paid to the Series 1999-3 Investor Noteholders) shall be payable as provided herein on each Payment Date following such Payment Date, to but excluding the Payment Date on which such Interest Shortfall is paid to the Series 1999-3 Investor Noteholders.
          Section 5A.4 Monthly Application of Collections.
          (a) On each Settlement Date, the Administrator shall direct the Indenture Trustee in writing to withdraw from the Series 1999-3 General Collection Subaccount and allocate to the Series 1999-3 Settlement Collection Subaccount an amount equal to Total Cash Available for such Settlement Date (less an amount equal to the investment income from the Series 1999-3 General Collection Subaccount and the Series 1999-3 Principal Collection Subaccount transferred to the Series 1999-3 Settlement Collection Subaccount pursuant to Section 5A. Kb)).
          (b) If the Administrator determines that the aggregate amount distributable from the Series 1999-3 Settlement Collection Subaccount pursuant to paragraphs (i) through (xi) of Section 5A.4(c) on any Payment Date exceeds the sum of the Total Cash Available for such Payment Date and the amount to be deposited in the Series 1999-3 Settlement Collection Subaccount pursuant to Section 5A.2(e)(i) on such Payment Date (the “Deficiency”), the Administrator shall notify the Indenture Trustee thereof in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding such Payment Date, and the Indenture Trustee shall, by 11:00 A.M., New York City time, on such Payment Date, withdraw from the Series 1999-3 Reserve Account and deposit in the Series 1999-3 Settlement Collection

Subaccount an amount equal to the least of (x) such Deficiency, (y) the product of the average daily Series 1999-3 Invested Percentage during the immediately preceding Monthly Period and Aggregate Net Lease Losses for such Monthly Period and (z) the Series 1999-3 Reserve Account Amount and, to the extent that such amount is less than the Deficiency, withdraw from the Series 1999-3 Yield Supplement Account and deposit in the Series 1999-3 Settlement Collection Subaccount an amount equal to the lesser of the amount of such insufficiency and the Series 1999-3 Yield Supplement Account Amount. If the Deficiency with respect to any Payment Date exceeds the amounts to be withdrawn from the Series 1999-3 Reserve Account and the Series 1999-3 Yield Supplement Account pursuant to the immediately preceding sentence, the Administrator shall instruct the Indenture Trustee in writing at or before 10:00 A.M., New York City time, on the Business Day immediately preceding such Payment Date, and the Indenture Trustee shall, by 11:00 A.M., New York City time, on such Payment Date, withdraw from the Series 1999-3 Reserve Account and deposit in the Series 1999-3 Settlement Collection Subaccount an amount equal to the lesser of (x) the remaining portion of the Deficiency and (y) the Series 1999-3 Reserve Account Amount (after giving effect to the withdrawal described in the immediately preceding sentence).
          (c) On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to Series 1999-3 Investor Notes, the Indenture Trustee shall apply the following amounts allocated to, or deposited in, the Series 1999-3 Settlement Collection Subaccount on such Payment Date in the following order of priority:
     (i) to SPV, an amount equal to the Series 1999-3 Excess Fleet Receivable Amount, if any, for such Payment Date;
     (ii) to the Gain On Sale Account, an amount equal to the Series 1999-3 Monthly Residual Value Gain, if any, for such Payment Date;
     (iii) to the Servicer, an amount equal to the Series 1999-3 Monthly Servicer Advance Reimbursement Amount for such Payment Date;
     (iv) if VMS is not the Servicer, to the Servicer, an amount equal to the Series 1999-3 Servicing Fee for the Series 1999-3 Interest Period ending on such Payment Date;
     (v) to the Series 1999-3 Distribution Account, an amount equal to the Series 1999-3 Monthly Interest payable on such Payment Date plus the amount of any unpaid Interest Shortfall, as of the preceding Payment Date, together with any Additional Interest on such Interest Shortfall (such amount, the “Monthly Interest Payment”);
     (vi) to the Series 1999-3 Distribution Account, an amount equal to the Commitment Fee for the Series 1999-3 Interest Period ending on such Payment Date plus the amount of any unpaid Commitment Fee for any prior Series 1999-3 Interest Period (such amount, the “Commitment Fee Payment”);
     (vii) if VMS is the Servicer, to the Servicer, an amount equal to the Series 1999-3 Servicing Fee for the Series 1999-3 Interest Period ending on such Payment Date;

     (viii) to the Administrator, an amount equal to the Series 1999-3 Administrator Fee for the Series 1999-3 Interest Period ending on such Payment Date;
     (ix) to the Series 1999-3 Distribution Account, an amount equal to the lesser of (A) Increased Costs for such Payment Date and (B) the Additional Costs Cap for such Payment Date;
     (x) other than during a Lockout Period, to the Series 1999-3 Preferred Member Distribution Account, an amount equal to the Dividend Amount for such Payment Date;
     (xi) (A) on any Payment Date during the Series 1999-3 Revolving Period, other than during any Paydown Period, to the Series 1999-3 Principal Collection Subaccount, an amount equal to the Series 1999-3 Allocated Asset Amount Deficiency, if any, on such Payment Date, (B) on any Payment Date during the Series 1999-3 Revolving Period and a Paydown Period, to the Series 1999-3 Principal Collection Subaccount, an amount equal to the lesser of the Series 1999-3 Principal Payment Amount for such Payment Date and the aggregate Purchaser Invested Amounts with respect to the Non-Extending Purchasers on such Payment Date, (C) on any Payment Date during the period from and including the first day of the Series 1999-3 Amortization Period to and including the Series 1999-3 Note Termination Date, to the Series 1999-3 Principal Collection Subaccount, an amount equal to the lesser of the Series 1999-3 Principal Payment Amount for such Payment Date and the Series 1999-3 Invested Amount on such Payment Date and (D) on any Payment Date on and after the Series 1999-3 Note Termination Date, to the Series 1999-3 Preferred Member Distribution Account, an amount equal to the Series 1999-3 Principal Payment Amount for such Payment Date (or, on the Series 1999-3 Note Termination Date, the portion thereof not deposited into the Series 1999-3 Principal Collection Subaccount); provided, however that on or after the Series 1999-3 Note Termination Date during a Lockout Period, the Series 1999-3 Principal Payment Amount for such Payment Date (or, on the Series 1999-3 Note Termination Date, the portion thereof not deposited into the Series 1999-3 Principal Collection Subaccount) shall be applied by the Indenture Trustee in accordance with Section 5.4(d) of the Base Indenture;
     (xii) to the Series 1999-3 Reserve Account, to the extent that a Series 1999-3 Liquid Credit Enhancement Deficiency exists or, during the Series 1999-3 Amortization Period, to the extent that a Series 1999-3 Allocated Asset Amount Deficiency exists, an amount equal to the greater of such deficiencies;
     (xiii) to the Series 1999-3 Yield Supplement Account, to the extent that a Series 1999-3 Yield Supplement Deficiency exists (or, will exist after giving effect to any reduction in the 1999-IB Invested Amount on such Payment Date), an amount equal to such deficiency;
     (xiv) to the Series 1999-3 Distribution Account, an amount equal to the Lease Rate Cap Costs for such Payment Date;

     (xv) to the Series 1999-3 Distribution Account, an amount equal to the excess, if any, of (A) Increased Costs for such Payment Date over (B) the Additional Costs Cap for such Payment Date; and
     (xvi) to the Series 1999-3 Preferred Member Distribution Account, an amount equal to the balance remaining in the Series 1999-3 Settlement Collection Subaccount.
          Section 5A.5 Payment of Monthly Interest Payment, Fees and Expenses.
          (a) On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 1999-3 Investor Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, pay to the Administrative Agent, for the account of the Series 1999-3 Investor Noteholders, from the Series 1999-3 Distribution Account the Monthly Interest Payment to the extent of the amount deposited in the Series 1999-3 Distribution Account for the payment of interest pursuant to Section 5AA(c)(v). Upon the receipt of funds from the Indenture Trustee on each Payment Date on account of the Monthly Interest Payment, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser an amount equal to the Monthly Funding Costs with respect to such Purchaser with respect to the immediately succeeding Series 1999-3 Interest Period plus the amount of any unpaid Interest Shortfall payable to such Purchaser as of the preceding Payment Date, together with any Additional Interest thereon. If the amount deposited in the Series 1999-3 Distribution Account on any Payment Date pursuant to Section 5A.4(c)(v) is less than the Monthly Interest Payment on such Payment Date, the Administrative Agent shall pay the amount available to the Funding Agents, on behalf of the Purchasers, on a pro rata basis, based on the Monthly Funding Costs with respect to each Purchaser with respect to the immediately succeeding Series 1999-3 Interest Period.
          (b) On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to Series 1999-3 Investor Notes, the Indenture Trustee shall pay to the Administrative Agent, for the account of the Series 1999-3 Investor Noteholders, from the Series 1999-3 Distribution Account the Commitment Fee Payment for such Payment Date to the extent of the amount deposited in the Series 1999-3 Distribution Account for the payment of such Commitment Fee Payment pursuant to Section 5A.4(c)(vi). Upon the receipt of funds from the Indenture Trustee on each Payment Date on account of the Commitment Fee Payment, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser an amount equal to the Commitment Fee payable to such Purchaser with respect to the immediately succeeding Series 1999-3 Interest Period plus the amount of any unpaid Commitment Fee for any prior Series 1999-3 Interest Period payable to such Purchaser. If the amount deposited in the Series 1999-3 Distribution Account on any Payment Date pursuant to Section 5A.4(c)(vi) is less than the Commitment Fee Payment on such Payment Date, the Administrative Agent shall pay the amount available to the Funding Agents, on behalf of the Purchasers, on a pro rata basis, based on the Commitment Fee payable to each Purchaser with respect to the immediately succeeding Series 1999-3 Interest Period.
          (c) On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to Series 1999-3 Investor Notes, the Indenture Trustee shall pay to the Administrative Agent, for the account of the Series 1999-3 Investor

Noteholders, from the Series 1999-3 Distribution Account any Article 7 Costs due and payable on such Payment Date to any CP Conduit Purchaser or any APA Bank to the extent of the amounts deposited in the Series 1999-3 Distribution Account for the payment of such Article 7 Costs pursuant to Sections 5A.4(c)(ix) and (xv). Upon the receipt of funds from the Indenture Trustee on any Payment Date on account of Article 7 Costs, the Administrative Agent shall pay such amounts to the Funding Agent with respect to the CP Conduit Purchaser or the APA Bank owed such amounts. If the amounts deposited in the Series 1999-3 Distribution Account on any Payment Date pursuant to Section 5A.4(c)(ix) and (xv) are less than the Article 7 Costs due and payable on such Payment Date, the Administrative Agent shall pay the amounts available to the Funding Agents with respect to the CP Conduit Purchasers and APA Banks owed such amounts, on a pro rata basis, based on the amounts owing to such CP Conduit Purchasers and APA Banks.
          (d) On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to Series 1999-3 Investor Notes, the Indenture Trustee shall pay to the Persons owed any other unpaid Program Costs due and payable on such Payment Date or any amounts due and payable pursuant to Section 2.8 on such Payment Date from the Series 1999-3 Distribution Account to the extent of the amount deposited in the Series 1999-3 Distribution Account for the payment of such Program Costs pursuant to Sections 5A.4(c)(ix) and (xv). If the excess of the amounts deposited in the Series 1999-3 Distribution Account on any Payment Date pursuant to Section 5A.4(c)(ix) and (xv) over the amount of Article 7 Costs due and payable on such Payment Date is less than the sum of the unpaid Program Costs due and payable on such Payment Date and the amounts due and payable pursuant to Section 2.8 on such Payment Date, the Indenture Trustee shall pay the amount available to Persons owed such amounts on a pro rata basis, based on the amounts owing to such Persons.
          (e) On each Payment Date, based solely on the information contained in the Monthly Settlement Statement with respect to Series 1999-3 Investor Notes, the Indenture Trustee shall pay to the Administrative Agent, for the account of the Series 1999-3 Investor Noteholders, from the Series 1999-3 Distribution Account any Lease Rate Cap Costs to the extent of the amount deposited in the Series 1999-3 Distribution Account for the payment of such Lease Rate Cap Costs pursuant to Sections 5A.4(c)(xiv). Upon the receipt of funds from the Indenture Trustee on each Payment Date on account of Lease Rate Cap Costs, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser an amount equal to the Lease Rate Cap Costs payable to such Purchaser. If the amount deposited in the Series 1999-3 Distribution Account on any Payment Date pursuant to Section 5A.4(c)(xiv) is less than the Lease Rate Cap Costs on such Payment Date, the Administrative Agent shall pay the amount available to the Funding Agents, on behalf of the Purchasers, on a pro rata basis, based on the Lease Rate Cap Costs payable to each Purchaser.
          Section 5A.6 Determination of Monthly Principal Payment.
          The amount (the “Monthly Principal Payment”) distributable from the Series 1999-3 Principal Collection Subaccount on each Payment Date during the Series 1999-3 Amortization Period shall be equal to the amount on deposit in such account on such Payment Date; provided, however, that the Monthly Principal Payment on any Payment Date shall not exceed the Series 1999-3 Invested Amount on such Payment Date. Further, on any other

Business Day during the Series 1999-3 Amortization Period prior to the occurrence of an Amortization Event, funds may be distributed from the Series 1999-3 Distribution Account to the Series 1999-3 Investor Noteholders in accordance with Section 5A.7(c). On each Payment Date during the Series 1999-3 Amortization Period, based solely on the information contained in the Monthly Settlement Statement with respect to the Series 1999-3 Investor Notes, the Indenture Trustee shall withdraw from the Series 1999-3 Principal Collection Subaccount and deposit in the Series 1999-3 Distribution Account an amount equal to the Monthly Principal Payment on such Payment Date.
          Section 5A.7 Payment of Principal.
          (a) The principal amount of the Series 1999-3 Investor Notes shall be due and payable on the Final Maturity Date.
          (b) On each Payment Date during the Series 1999-3 Amortization Period, based solely on the information contained in the Monthly Settlement Statement with respect to Series 1999-3 Investor Notes, the Indenture Trustee shall, in accordance with Section 6.1 of the Base Indenture, pay to the Administrative Agent, for the account of the Series 1999-3 Investor Noteholders, from the Series 1999-3 Distribution Account the Monthly Principal Payment. Upon the receipt of funds from the Indenture Trustee on any Payment Date on account of the Monthly Principal Payment, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser, such Purchaser’s Pro Rata Share of the Monthly Principal Payment.
          (c) On the date of any Decrease, the Indenture Trustee shall pay to the Administrative Agent, for the account of the Series 1999-3 Investor Noteholders, from the Series 1999-3 Distribution Account the amount of the Decrease indicated in the request received by the Indenture Trustee pursuant to Section 2.5(a). Upon the receipt of funds from the Indenture Trustee (i) on the date of any Decrease during the Series 1999-3 Revolving Period, other than during any Paydown Period, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser, such Purchaser’s Pro Rata Share of the amount of such Decrease (including, any amount thereof in excess of the amount required on such date to reduce the aggregate Purchaser Invested Amounts of all Non-Extending Purchasers to zero pursuant to clause (ii) of this Section 5A.7(c)), (ii) on the date of any Decrease during the Series 1999-3 Revolving Period and a Paydown Period, the Administrative Agent shall pay to each Funding Agent with respect to a Non-Extending Purchaser, a pro rata amount of such Decrease, based on the Purchaser Invested Amounts with respect to such Non-Extending Purchasers and (iii) on the date of any Decrease during the Series 1999-3 Amortization Period, the Administrative Agent shall pay to each Funding Agent with respect to a Purchaser, such Purchaser’s Pro Rata Share of the amount of such Decrease. Each Purchaser’s share of the amount of any Decrease on any Business Day shall be allocated by such Purchaser first to reduce the Available CP Funding Amount with respect to such Purchaser and the Available APA Bank Funding Amount with respect to such Purchaser on such Business Day and then to reduce the portion of the Purchaser Invested Amount with respect to such Purchaser allocated to CP Tranches and Eurodollar Tranches in such order as such Purchaser may select in order to minimize costs payable pursuant to Section 7.4.

          Section 5A.8 The Administrator’s Failure to Instruct the Indenture Trustee to Make a Deposit or Payment.
          When any payment or deposit hereunder or under any other Transaction Document is required to be made by the Indenture Trustee at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time. If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account or any subaccount thereof required to be given by the Administrator, at the time specified herein or in any other Transaction Document (after giving effect to applicable grace periods), the Indenture Trustee shall make such payment or deposit into or from the Collection Account or such subaccount without such notice or instruction from the Administrator; provided that the Administrator, upon request of the Indenture Trustee, promptly provides the Indenture Trustee with all information necessary to allow the Indenture Trustee to make such a payment or deposit. In the event that the Indenture Trustee shall take or refrain from taking action pursuant to this Section 5A.8., the Administrator shall, by 5:00 P.M., New York City time, on any day the Indenture Trustee makes a payment or deposit based on information or direction from the Administrator, provide (i) written confirmation of any such direction and (ii) written confirmation of all information used by the Administrator in giving any such direction.
          Section 5A.9 Series 1999-3 Reserve Account.
          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 1999-3 Investor Noteholders an account (the “Series 1999-3 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-3 Investor Noteholders. The Series 1999-3 Reserve Account shall be an Eligible Deposit Account; provided that, if at any time such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such ineligibility, establish a new Series 1999-3 Reserve Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 1999-3 Reserve Account, it shall transfer all cash and investments from the non-qualifying Series 1999-3 Reserve Account into the new Series 1999-3 Reserve Account. Initially, the Series 1999-3 Reserve Account will be established with The Chase Manhattan Bank.
          (b) So long as no Amortization Event has occurred, the Issuer may instruct the institution maintaining the Series 1999-3 Reserve Account in writing to invest funds on deposit in the Series 1999-3 Reserve Account from time to time in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received. After the occurrence of an Amortization Event, the Administrative Agent shall instruct the institution maintaining the Series 1999-3 Reserve Account in writing to invest funds on deposit in the Series 1999-3 Reserve Account from time to time in Permitted Investments selected by the Administrative Agent (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received. All such Permitted Investments will be credited to the Series 1999-3 Reserve Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security

Entitlement or a Security Entitlement) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of “Delivery” and shall be held by the Indenture Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Indenture Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Indenture Trustee pending maturity or disposition. The Indenture Trustee shall, at the direction and expense of the Administrator, take such action as is required to maintain the Indenture Trustee’s security interest in the Permitted Investments credited to the Series 1999-3 Reserve Account. In absence of written direction as provided hereunder, funds on deposit in the Series 1999-3 Reserve Account shall remain uninvested.
          (c) All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1999-3 Reserve Account shall be deemed to be on deposit and available for distribution.
          (d) If there is a Series 1999-3 Reserve Account Surplus on any Settlement Date, the Administrator may notify the Indenture Trustee thereof in writing and instruct the Indenture Trustee to withdraw from the Series 1999-3 Reserve Account and deposit in the Series 1999-3 Preferred Member Distribution Account, and the Indenture Trustee shall withdraw from the Series 1999-3 Reserve Account and deposit in the Series 1999-3 Preferred Member Distribution Account, so long as no Series 1999-3 Allocated Asset Amount Deficiency exists or would result therefrom, an amount up to the lesser of (i) such Series 1999-3 Reserve Account Surplus on such Business Day and (ii) the Series 1999-3 Reserve Account Amount on such Business Day.
          (e) Amounts will be withdrawn from the Series 1999-3 Reserve Account in accordance with Section 5A.4(b).
          (f) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 1999-3 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 1999-3 Investor Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-3 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-3 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1999-3 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-3 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 1999-3 Reserve Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 1999-3 Reserve Account. The Series 1999-3 Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 1999-3 Investor Noteholders. The Indenture Trustee and the Series 1999-3 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 1999-3 Reserve Account and deposited in the Series 1999-3 Preferred Member Distribution Account.
          (g) On the first Payment Date after the Series 1999-3 Note Termination Date on which the sum of (a) the Series 1999-3 Reserve Account Amount, (b) the Series 1999-3 Yield Supplement Account Amount and (c) the amount available to be deposited in the Series 1999-3 Preferred Member Distribution Account in accordance with Section 5A.4(c)(xi) is at least equal to the aggregate stated liquidation preference of the Series 1999-3 Preferred Membership Interests and on any Payment Date thereafter, the Indenture Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Series 1999-3 Reserve Account all amounts on deposit therein for deposit in the Series 1999-3 Preferred Member Distribution Account.
          Section 5A. 10 Series 1999-3 Yield Supplement Account.
          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 1999-3 Investor Noteholders an account (the “Series 1999-3 Yield Supplement Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-3 Investor Noteholders. The Series 1999-3 Yield Supplement Account shall be an Eligible Deposit Account; provided that, if such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such ineligibility, establish a new Series 1999-3 Yield Supplement Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 1999-3 Yield Supplement Account, it shall transfer all cash and investments from the non-qualifying Series 1999-3 Yield Supplement Account into the new Series 1999-3 Yield Supplement Account. Initially, the Series 1999-3 Yield Supplement Account will be established with The Chase Manhattan Bank.
          (b) So long as no Amortization Event has occurred, the Issuer may instruct the institution maintaining the Series 1999-3 Yield Supplement Account in writing to invest funds on deposit in the Series 1999-3 Yield Supplement Account from time to time in Permitted Investments selected by the Issuer (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received. After the occurrence of an Amortization Event, the Administrative Agent shall instruct the institution maintaining the Series 1999-3 Yield Supplement Account in writing to invest funds on deposit in the Series 1999-3 Yield Supplement Account from time to time in Permitted Investments selected by the Administrative Agent (by standing instructions or otherwise); provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received. All such Permitted Investments will be credited to the Series 1999-3 Yield Supplement Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of “Delivery” and shall be held by the Indenture Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Indenture

Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Indenture Trustee in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Indenture Trustee pending maturity or disposition. The Indenture Trustee shall, at the direction and expense of the Administrator, take such action as is required to maintain the Indenture Trustee’s security interest in the Permitted Investments credited to the Series 1999-3 Yield Supplement Account. In absence of written direction as provided hereunder, funds on deposit in the Series 1999-3 Yield Supplement Account shall remain uninvested.
          (c) All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1999-3 Yield Supplement Account shall be deemed to be on deposit and available for distribution.
          (d) If there is a Series 1999-3 Yield Supplement Account Surplus on any Settlement Date, the Administrator may notify the Indenture Trustee thereof in writing and request the Indenture Trustee to withdraw from the Series 1999-3 Yield Supplement Account and deposit in the Series 1999-3 Preferred Member Distribution Account, and the Indenture Trustee shall withdraw from the Series 1999-3 Yield Supplement Account and deposit in the Series 1999-3 Preferred Member Distribution Account an amount up to the lesser of (i) such Series 1999-3 Yield Supplement Account Surplus on such Business Day and (ii) the Series 1999-3 Yield Supplement Account Amount on such Business Day.
          (e) Amounts will be withdrawn from the Series 1999-3 Yield Supplement Account in accordance with Section 5A.4(b).
          (f) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 1999-3 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 1999-3 Investor Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-3 Yield Supplement Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-3 Yield Supplement Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1999-3 Yield Supplement Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-3 Yield Supplement Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 1999-3 Yield Supplement Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 1999-3 Yield Supplement Account. The Series 1999-1 Yield Supplement Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 1999-3 Investor Noteholders. The Indenture Trustee and the Series 1999-3 Investor Noteholders shall have no interest in any amounts withdrawn from the Series 1999-3 Yield Supplement Account and deposited in the Series 1999-3 Preferred Member Distribution Account.
          (g) On the first Payment Date after the Series 1999-3 Note Termination Date on which the sum of (a) the Series 1999-3 Reserve Account Amount, (b) the Series 1999-3 Yield Supplement Account Amount and (c) the amount available to be deposited in the Series 1999-3 Preferred Member Distribution Account in accordance with Section 5A.4(c)(xi) is at least equal to the aggregate stated liquidation preference of the Series 1999-3 Preferred Membership Interests and on each Payment Date thereafter, the Indenture Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Series 1999-3 Yield Supplement Account all amounts on deposit therein for deposit in the Series 1999-3 Preferred Member Distribution Account.
          Section 5A.11 Series 1999-3 Distribution Account.
          (a) The Indenture Trustee shall establish and maintain in the name of the Indenture Trustee for the benefit of the Series 1999-3 Investor Noteholders an account (the “Series 1999-3 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-3 Investor Noteholders. The Series 1999-3 Distribution Account shall be maintained as an Eligible Deposit Account; provided that, if such account is not an Eligible Deposit Account, then the Indenture Trustee shall, within 30 days of obtaining knowledge of such ineligibility, establish a new Series 1999-3 Distribution Account that is an Eligible Deposit Account. If the Indenture Trustee establishes a new Series 1999-3 Distribution Account, it shall transfer all cash and investments from the non-qualifying Series 1999-3 Distribution Account into the new Series 1999-3 Distribution Account. Initially, the Series 1999-3 Distribution Account will be established with The Chase Manhattan Bank.
          (b) In order to secure and provide for the repayment and payment of the Issuer Obligations with respect to the Series 1999-3 Investor Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Indenture Trustee, for the benefit of the Series 1999-3 Investor Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-3 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-3 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-3 Distribution Account, the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 1999-3 Distribution Account and in all proceeds thereof and shall be the only person authorized to originate entitlement orders in respect of the Series 1999-3 Distribution Account. The Series 1999-3 Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 1999-3 Investor Noteholders.
          Section 5A.12 Lease Rate Caps.

          (a) The Issuer shall have obtained on the Series 1999-3 Closing Date and shall thereafter maintain one or more interest rate caps, each from a Series 1999-3 Eligible Counterparty, having, in the aggregate, a notional amount on the Series 1999-3 Closing Date at least equal to the aggregate Lease Balance of all Fixed Rate Leases allocated to the Lease SUBI Portfolio as of the Series 1999-3 Closing Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles and on each Payment Date thereafter at least equal to the aggregate scheduled Lease Balance of all such Fixed Rate Leases as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles, and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the weighted average fixed rate of interest on such Fixed Rate Leases minus 0.80% per annum.
          (b) On or prior to the date that any Fixed Rate Lease is allocated to the Lease SUBI Portfolio on or after the Series 1999-3 Closing Date, the Issuer shall have obtained and shall thereafter maintain an interest rate cap from a Series 1999-3 Eligible Counterparty having a notional amount equal to the initial Lease Balance of such Fixed Rate Lease, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and on each Payment Date thereafter at least equal to the scheduled Lease Balance of such Fixed Rate Lease as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the fixed rate of interest on such Fixed Rate Lease minus 0.80% per annum.
          (c) On or prior to each Settlement Date, the Issuer shall have obtained and shall thereafter maintain an interest rate cap from a Series 1999-3 Eligible Counterparty having a notional amount equal to the aggregate Lease Balance of each Floating Rate Lease allocated to the Lease SUBI that shall have been converted to a Fixed Rate Lease during the immediately preceding Monthly Period, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and on each Payment Date thereafter at least equal to the scheduled Lease Balance of such newly converted Fixed Rate Lease as of the last day of the Monthly Period immediately preceding such Payment Date, plus, in the case of a Closed-End Lease, the Stated Residual Value of the related Leased Vehicle and an effective strike rate based on the eurodollar rate set forth therein in effect on the dates set forth therein at the most equal to the fixed rate of interest on such newly converted Fixed Rate Lease minus 0.80% per annum.
          (d) If the short-term credit rating of any provider of an interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section 5A.12 falls below A-1+ by Standard & Poor’s or P-l by Moody’s or the long-term unsecured credit rating of any such provider falls below AA- by Standard & Poor’s or Aa3 by Moody’s, the Issuer shall obtain an equivalent interest rate cap from a Series 1999-3 Eligible Counterparty within 30 days of such decline in credit rating unless such provider provides some form of collateral for its obligations under its interest rate cap and the Rating Agency Condition is satisfied with respect to such arrangement. The Issuer will not permit any interest rate cap required to be obtained and maintained by the Issuer pursuant to this Section 5A.12 to be terminated or transferred in whole or in part unless a replacement interest rate cap therefor has been provided as described in the immediately preceding sentence and, after giving effect thereto, the Issuer has the interest rate caps required to be obtained and maintained by the Issuer pursuant to this Section 5A.12.
          (e) If the Issuer fails to obtain or maintain any Lease Rate Cap that it is required to obtain and maintain in accordance with Sections 5A. 12(a), (b) or (c) or fails to replace the Lease Rate Cap of any downgraded provider of an interest rate cap required to be maintained hereunder in accordance with Section 5A. 12(d) or otherwise satisfy the provisions of Section 5A. 12(d), the Administrative Agent, at the expense of the Issuer, acting at the direction of the Series 1999-3 Required Investor Noteholders, may obtain any such Lease Rate Cap on commercially reasonable terms. In the alternative, the Administrative Agent, at the expense of the Issuer, acting at the direction of the Series 1999-3 Required Investor Noteholders, may obtain on commercially reasonable terms any Hedging Instrument that the Administrative Agent reasonably determines will cover the interest rate exposure that would have been covered by the Lease Rate Cap that the Issuer shall have failed to obtain or maintain hereunder. Each Series 1999-3 Investor Noteholder hereby agrees to reimburse the Administrative Agent, to the extent not reimbursed by the Issuer, for any costs or expenses incurred by the Administrative Agent in connection with obtaining any Hedging Instruments in accordance with the terms of this Section 5A. 12(e). Any amounts owing by the Issuer to the Series 1999-3 Investor Noteholders pursuant to this Section 5 A. 12(e) on any Payment Date shall be payable out of funds available pursuant to Section 5A.4(c)(xiv) on such Payment Date.
ARTICLE 4
AMORTIZATION EVENTS
          If any one of the following events shall occur with respect to the Series 1999-3 Investor Notes:
     (a) the Series 1999-3 Reserve Account shall have become subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien);
     (b) the Series 1999-3 Yield Supplement Account shall have become subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien);
     (c) a Series 1999-3 Liquid Credit Enhancement Deficiency shall occur and continue for at least two Business Days;
     (d) a Series 1999-3 Allocated Asset Amount Deficiency shall occur and continue for at least two Business Days;
     (e) a Series 1999-3 Yield Supplement Deficiency shall occur and continue for at least two Business Days;
     (f) the Three Month Average Charge-Off Ratio with respect to any Settlement Date exceeds 0.75%;

     (g) the Three Month Average Residual Value Loss Ratio with respect to any Settlement Date exceeds 12.50%;
     (h) the Three Month Average Paid-in Advance Loss Ratio with respect to any Settlement Date exceeds 1.50%;
     (i) the Three Month Average Delinquency Ratio with respect to any Settlement Date exceeds 6.0%;
     (j) the failure on the part of the Issuer to declare and pay dividends on the Series 1999-3 Junior Preferred Membership Interests or the Series 1999-3 Senior Preferred Membership Interests on any Payment Date;
     (k) any Servicer Termination Event shall occur;
     (1) any Termination Event shall occur;
     (m) an Event of Default with respect to the Series 1999-3 Investor Notes shall occur;
     (n) an Insolvency Event shall occur with respect to SPV, the Origination Trust, ARAC or VMS;
     (o) a Lease Rate Cap Event shall occur and continue for two Business Days;
     (p) the failure on the part of the Issuer to pay any Commitment Fee due and payable on any Payment Date which failure continues unremedied for two Business Days;
     (q) failure on the part of the Issuer (i) to make any payment or deposit required by the terms of the Indenture (or within the applicable grace period which shall not exceed two Business Days after the date such payment or deposit is required to be made) or (ii) duly to observe or perform in any material respect any covenants or agreements of the Issuer set forth in the Base Indenture or this Indenture Supplement (other than any such failure that constitutes a Lease Rate Cap Event), which failure continues unremedied for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by any Series 1999-3 Investor Noteholder, written notice specifying such default and requiring it to be remedied;
     (r) any representation or warranty made by the Issuer in the Base Indenture or this Indenture Supplement, or any information required to be delivered by the Issuer to the Indenture Trustee shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or the Issuer and the Indenture Trustee by any Series 1999-3 Investor Noteholder, written notice thereof;

     (s) the Indenture Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Collateral or any of VMS, the Issuer or any Affiliate of either thereof shall so assert;
     (t) there shall have been filed against ARAC, VMS, the Origination Trust, SPV or the Issuer (i) a notice of federal tax Lien from the Internal Revenue Service, (ii) a notice of Lien from the PBGC under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a material adverse effect on the business, operations or financial condition of such Person, and, in each case, 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;
     (u) one or more judgments or decrees shall be entered against the Issuer involving in the aggregate a liability (not paid or fully covered by insurance) of $100,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or
     (v) any of the Transaction Documents shall cease, for any reason, to be in full force and effect, other than in accordance with its terms;
then, in the case of any event described in clause (q) through (v) above, an Amortization Event will be deemed to have occurred with respect to the Series 1999-3 Investor Notes only, if after the applicable grace period, either the Indenture Trustee or the Series 1999-3 Required Investor Noteholders, declare that an Amortization Event has occurred with respect to the Series 1999-3 Investor Notes. In the case of any event described in clauses (a) through (p) above, an Amortization Event with respect to the Series 1999-3 Investor Notes will be deemed to have occurred without notice or other action on the part of the Indenture Trustee or the Series 1999-3 Investor Noteholders.
ARTICLE 5
OPTIONAL PREPAYMENT
          The Issuer shall have the option to prepay all outstanding Series 1999-3 Investor Notes by paying an amount equal to the Series 1999-3 Prepayment Amount. The Issuer shall give the Indenture Trustee and the Administrative Agent at least ten Business Days’ prior written notice of the date on which the Issuer intends to exercise such option to prepay (the “Prepayment Date”). Upon receipt of any notice of a Prepayment Date from the Issuer, the Administrative Agent shall promptly notify the Funding Agent with respect to each Purchaser thereof. Not later than 11:00 A.M., New York City time, on such Prepayment Date, the Issuer shall deposit in the Series 1999-3 Distribution Account an amount equal to the Series 1999-3 Prepayment Amount in immediately available funds. The funds deposited into the Series 1999-3 Distribution Account will be paid by the Indenture Trustee to the Administrative Agent, for the account of the Series 1999-3 Investor Noteholders, on such Prepayment Date. Upon the receipt of funds from the Indenture Trustee on any Prepayment Date, the Administrative Agent shall pay to each Funding

Agent with respect to a Purchaser, the portion of the Series 1999-3 Prepayment Amount owing to such Purchaser.
ARTICLE 6
SERVICING AND ADMINISTRATOR FEES
          Section 6.1 Servicing Fee. A periodic servicing fee (the “Series 1999-3 Servicing Fee”) shall be payable to the Servicer on each Payment Date for the preceding Monthly Period in an amount equal to the product of (a) 0.215% per annum (the “Series Servicing Fee Percentage”) times (b) the daily average of the Series 1999-3 Allocated Adjusted Aggregate Unit Balance for such Monthly Period times (c) the number of days in such Monthly Period divided by 365 (or 366, as applicable) days. The Series 1999-3 Servicing Fee shall be payable to the Servicer on each Payment Date pursuant to Section 5A.4(c)(iv) or (vii).
          Section 6.2 Administrator Fee. A periodic fee (the “Series 1999-3 Administrator Fee”) shall be payable to the Administrator on each Payment Date for the preceding Monthly Period in an amount equal to the product of (a) 0.01% per annum times (b) the daily average of the Series 1999-3 Allocated Adjusted Aggregate Unit Balance for such Monthly Period times (c) the number of days in such Monthly Period divided by 365 (or 366, as applicable) days. The Series 1999-3 Administrator Fee shall be payable to the Administrator on each Payment Date pursuant to Section 5A.4(c)(viii).
ARTICLE 7
CHANGE IN CIRCUMSTANCES
          Section 7.1 Illegality. Notwithstanding any other provision herein, if any Change in Law shall make it unlawful for any Purchaser to make or maintain any portion of the Purchaser Invested Amount with respect to such Purchaser allocated to a Eurodollar Tranche and such Purchaser shall notify in writing the Administrative Agent, the Funding Agent with respect to such Purchaser, the Indenture Trustee and the Issuer, then the portion of such Purchaser Invested Amount allocated to Eurodollar Tranches shall thereafter be calculated by reference to the Alternate Base Rate. If any such change in the method of calculating interest occurs on a day which is not the last day of the Eurodollar Period with respect to any Eurodollar Tranche, the Issuer shall pay to such Purchaser the amounts, if any, as may be required pursuant to Section 7.4.
          Section 7.2 Increased Costs.
          (a) If any Change in Law (except with respect to Taxes which shall be governed by Section 7.3) shall:
     (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

     (ii) impose on any Affected Party or the London interbank market any other condition affecting the Transaction Documents or the funding of Eurodollar Tranches by such Affected Party;
and the result of any of the foregoing shall be to increase the cost to such Affected Party of making, converting into, continuing or maintaining Eurodollar Tranches (or maintaining its obligation to do so) or to reduce any amount received or receivable by such Affected Party hereunder or in connection herewith (whether principal, interest or otherwise), then the Issuer will pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional costs incurred or reduction suffered.
          (b) If any Affected Party determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Affected Party’s capital or the capital of any corporation controlling such Affected Party as a consequence of its obligations hereunder to a level below that which such Affected Party or such corporation could have achieved but for such Change in Law (taking into consideration such Affected Party’s or such corporation’s policies with respect to capital adequacy), then from time to time, the Issuer shall pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for any such reduction suffered.
          (c) A certificate of an Affected Party setting forth the amount or amounts necessary to compensate such Affected Party as specified in subsections (a) and (b) of this Section 7.2 shall be delivered to the Issuer (with a copy to the Administrative Agent and the Funding Agent with respect to such Affected Party) and shall be conclusive absent manifest error. The agreements in this Section shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.
          (d) Failure or delay on the part of an Affected Party to demand compensation pursuant to this Section 7.2 shall not constitute a waiver of such Affected Party’s right to demand such compensation; provided that the Issuer shall not be required to compensate any Affected Party pursuant to this Section 7.2 for any increased costs or reductions incurred more than 270 days prior to the date that such Affected Party notifies the Issuer of the Change in Law giving rise to such increased costs or reductions and of such Affected Party’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.
          Section 7.3 Taxes.
          (a) Any and all payments by or on account of any obligation of the Issuer hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Issuer shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) subject to Section 7.3(c) below, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.3) the recipient receives an amount equal to the sum that it would have received had no such deductions been made, (ii) the Issuer shall make such deductions and (iii) the Issuer shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
          (b) In addition, the Issuer shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
          (c) The Issuer shall indemnify the Administrative Agent, each Funding Agent, each Program Support Provider and each Purchaser within the later of 10 days after written demand therefor and the Payment Date next following such demand for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Funding Agent, such Program Support Provider or such Purchaser on or with respect to any payment by or on account of any obligation of the Issuer hereunder or under any other Transaction Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 7.3) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that no Person shall be indemnified pursuant to this Section 7.3(c) or required to pay additional amounts under the proviso of Section 7.3(a) to the extent that the reason for such indemnification results from the failure by such Person to comply with the provisions of Section 7.3(e) or (g). A certificate as to the amount of such payment or liability delivered to the Issuer by the Administrative Agent, any Funding Agent, any Program Support Provider or any Purchaser shall be conclusive absent manifest error. Any payments made by the Issuer pursuant to this Section 7.3 shall be made solely from funds available therefor pursuant to Section 5A.4(c), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against the Issuer to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.
          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Issuer to a Governmental Authority, the Issuer shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
          (e) The Administrative Agent, each Funding Agent, each Purchaser and each Program Support Provider, if entitled to an exemption from or reduction of an Indemnified Tax or Other Tax with respect to payments made under this Indenture Supplement and the Base Indenture shall (to the extent legally able to do so) deliver to the Issuer (with a copy to the Administrative Agent) such properly completed and executed documentation prescribed by applicable law and reasonably requested by the Issuer on the later of (i) 30 Business Days after such request is made and the applicable forms are provided to the Administrative Agent, such Funding Agent, such Purchaser or such Program Support Provider or (ii) 30 Business Days before prescribed by applicable law as will permit such payments to be made without withholding or with an exemption from or reduction of Indemnified Taxes or Other Taxes.
          (f) If the Administrative Agent, any Funding Agent, any Program Support Provider or any Purchaser receives a refund solely in respect of Indemnified Taxes or Other

Taxes, it shall pay over such refund to the Issuer to the extent that it has already received indemnity payments or additional amounts pursuant to this Section 7.3 with respect to such Indemnified Taxes or Other Taxes giving rise to the refund, net of all out-of-pocket expenses and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Issuer shall, upon request of the Administrative Agent, such Funding Agent, such Program Support Provider or such Purchaser, repay such refund (plus interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Funding Agent, such Program Support Provider or such Purchaser if the Administrative Agent, such Funding Agent, such Program Support Provider or such Purchaser is required to repay such refund to such Governmental Authority. Nothing contained herein shall require the Administrative Agent, any Funding Agent, any Program Support Provider or any Purchaser to make its tax returns (or any other information relating to its taxes which it deems confidential) available to the Issuer or any other Person.
          (g) If any Purchaser is an entity that is not incorporated or organized under the laws of the United States of America or a state thereof or the District of Columbia, such Purchaser shall:
     (i) upon or prior to becoming a party to any Transaction Document, deliver to the Issuer and the Administrative Agent (A) two duly completed copies of IRS Form 1001 or Form 4224, or successor applicable forms, as the case may be, and (B) IRS Form W-8 or W-9, or successor applicable form, as the case may be;
     (ii) deliver to the Issuer and the Administrative Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Issuer; and
     (iii) obtain such extensions of time for filing and completing such forms or certifications as may be reasonably be requested by the Issuer and the Administrative Agent;
unless, in any such case, any change in treaty, law or regulation has occurred after the Series 1999-3 Closing Date (or, if later, the date such Purchaser becomes a party to any Transaction Document) and prior to the date on which any such delivery would otherwise be required which renders the relevant form inapplicable or which would prevent such Purchaser from duly completing and delivering the relevant form with respect to it, and such Purchaser so advises the Issuer and the Administrative Agent. Each Purchaser so organized shall certify (i) in the case of an IRS Form 1001 or IRS Form 4224, or successor applicable forms, that it is entitled to receive payments under the Series 1999-3 Investor Notes and the other Transaction Documents without deduction or withholding of any United States federal income taxes and (ii) in the case of an IRS Form W-8 or IRS Form W-9, or successor applicable forms, that it is entitled to an exemption from United States backup withholding tax with respect to payments of interest under the Series 1999-3 Investor Notes.
          (h) If a beneficial or equity owner of a Purchaser (instead of the Purchaser itself) is required under United States federal income tax law or the terms of a relevant treaty to provide IRS Form 1001, IRS Form 4224, IRS Form W-8 or IRS Form W-9, or any successor applicable forms, as the case may be, in order to claim an exemption from withholding of United Stated federal income taxes or backup withholding taxes, then each such beneficial owner or equity owner shall be considered to be a Purchaser for purposes of Section 7.3 (g).
          Section 7.4 Break Funding Payments. The Issuer agrees to indemnify each Purchaser and to hold each Purchaser harmless from any loss or expense which such Purchaser may sustain or incur as a consequence of (a) default by the Issuer in making a borrowing of, conversion into or continuation of a CP Tranche or a Eurodollar Tranche after the Issuer has given irrevocable notice requesting the same in accordance with the provisions of this Indenture Supplement, or (b) default by the Issuer in making any prepayment in connection with a Decrease after the Issuer has given irrevocable notice thereof in accordance with the provisions of Section 2.5 or (c) the making of a prepayment of a CP Tranche or a Eurodollar Tranche (including, without limitation, any Decrease) prior to the termination of the CP Rate Period for such CP Tranche or the Eurodollar Period for such Eurodollar Tranche, as the case may be. Such indemnification shall include an amount determined by the Funding Agent with respect to such Purchaser and shall equal either (x) the excess, if any, of (i) such Purchaser’s cost of funding the amount so prepaid or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the CP Rate Period or the Eurodollar Period (or in the case of a failure to borrow, convert or continue, the CP Rate Period or the Eurodollar Period that would have commenced on the date of such prepayment or of such failure), as the case may be, over (ii) the amount of interest earned by such Purchaser upon redeployment of an amount of funds equal to the amount prepaid or not borrowed, converted or continued for a comparable period or (y) if such Purchaser is able to terminate the funding source before its scheduled maturity, any costs associated with such termination; provided that any payments made by the Issuer pursuant to this subsection shall be made solely from funds available therefor pursuant to Section 5A.4(c), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against the Issuer to the extent that such funds are insufficient to make such payment. This covenant shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Funding Agent on behalf of a Purchaser to the Issuer shall be conclusive absent manifest error.
          Section 7.5 Alternate Rate of Interest. If prior to the commencement of any Eurodollar Period:
     (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Eurodollar Period, or
     (b) the Administrative Agent is advised by any Purchaser that the Adjusted LIBO Rate for such Eurodollar Period will not adequately and fairly reflect the cost to such Purchaser of making or maintaining the Eurodollar Tranches during such Eurodollar Period, then the Administrative Agent shall promptly give telecopy or telephonic notice thereof to the Issuer and the Indenture Trustee, whereupon until the Administrative Agent notifies the Issuer and the Indenture Trustee that the circumstances giving rise to such notice no longer exist, the Available APA Bank Funding Amount with respect to any Purchaser (in the case of clause (a) above) or with respect to such Purchaser (in the case of clause (b) above) shall not be allocated to any Eurodollar Tranche.
     Section 7.6 Mitigation Obligations. If an Affected Party requests compensation under Section 7.2, or if the Issuer is required to pay any additional amount to any Purchaser or any Governmental Authority for the account of any Purchaser pursuant to Section 7.3, then, upon written notice from the Issuer, such Affected Party or Purchaser, as the case may be, shall use commercially reasonable efforts to designate a different lending office for funding or booking its obligations hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, which pays a price for such assignment which is acceptable to such Purchaser and its assignee, in the judgment of such Affected Party or Purchaser, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 7.2 or 7.3, as the case may be, in the future and (ii) would not subject such Affected Party or Purchaser to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Affected Party or Purchaser. The Issuer hereby agrees to pay all reasonable costs and expenses incurred by such Affected Party or Purchaser in connection with any such designation or assignment.
ARTICLE 8
REPRESENTATIONS AND WARRANTIES, COVENANTS
          Section 8.1 Representations and Warranties of the Issuer and VMS. The Issuer and VMS each hereby represents and warrants to the Indenture Trustee, the Administrative Agent, each Funding Agent and each Purchaser that:
     (a) each and every of their respective representations and warranties contained in the Transaction Documents is true and correct as of the Series 1999-3 Closing Date, as of the Series 1999-3 Initial Funding Date and as of the date of each Increase; and
     (b) as of the Series 1999-3 Closing Date, they have not engaged, in connection with the offering of the Series 1999-3 Investor Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.
          Section 8.2 Covenants of the Issuer and VMS. The Issuer and VMS hereby agree, in addition to their obligations hereunder, that:
     (a) they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Base Indenture and all other Transaction Documents to which each is a party;
     (b) they will promptly notify each Purchaser in the event they discover or determine that any of their respective computer applications (including those of their suppliers or vendors) that is material to the performance of their obligations under the Transaction Documents will not be Year 2000 Compliant on a timely basis;
     (c) they shall afford each Funding Agent with respect to a Purchaser, the Indenture Trustee or any representatives of any such Funding Agent or the Indenture Trustee access to all records relating to the SUB1 Certificates, the Sold Units and the Fleet Receivables at any reasonable time during regular business hours, upon reasonable prior notice (and without prior notice if an Amortization Event has occurred), for purposes of inspection and shall permit such Funding Agent, the Indenture Trustee or any representative of such Funding Agent or the Indenture Trustee to visit any of the Issuer’s or VMS’s, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired to discuss the business, operations, properties, financial and other conditions of the Issuer or VMS with their respective officers and employees and with their independent certified public accountants; and
     (d) they shall not take any action, nor permit SPV to take any action, requiring the satisfaction of the Rating Agency Condition pursuant to any Transaction Document without the prior written consent of the Series 1999-3 Required Investor Noteholders.
          Section 8.3 Representations and Warranties of VMS With Respect to Year 2000 Compliance. VMS hereby represents and warrants to the Indenture Trustee, the Administrative Agent, each Funding Agent and each Purchaser that:
          (a) It has or caused to be (i) initiated a review and assessment of all areas within its business and operations (including those affected by its suppliers, vendors and customers) that could be materially adversely affected by the “Year 2000 Problem” (that is the risk that computer applications used by VMS (or its suppliers, vendors and customers) may be unable to recognize and perform properly material date-sensitive functions involving certain dates prior to, and any date after, January 1, 2000), (ii) developed a plan and time line addressing the Year 2000 Problem in all material respects on a timely basis, and (iii) to date, implemented that plan in all material respects in accordance with that timetable;
          (b) Based on the foregoing, it believes that all computer applications (including those of its suppliers, vendors and customers) that are material to the performance of its obligations under the Transaction Documents are Year 2000 Compliant, except to the extent that a failure to be so could not reasonably be expected to (a) have a Material Adverse Effect on the Issuer or the transactions documented under the Transaction Documents, or (b) to result in an Amortization Event;
          (c) It (i) has or caused to be completed a review and assessment of all material computer applications (including, but not limited to those of its suppliers, vendors, customers and any third party servicers), which are related to or involved in the origination, collection, management or servicing of the Leases and the Fleet Receivables (the “Lease Systems”) and (ii) has or caused to be determined that the Lease Systems are Year 2000 Compliant or will be Year 2000 Compliant in all material respects on a timely basis; and

          (d) The costs of all assessment, remediation, testing and integration related to VMS’ plan for becoming Year 2000 Compliant will not have a material adverse effect on the business or operations of VMS.
          Section 8.4 Covenants of the Administrator. The Administrator hereby agrees that:
          (a) it shall provide to the Indenture Trustee, the Administrative Agent and each Funding Agent, on each Determination Date, a Monthly Settlement Statement, substantially in the form of Exhibit C, setting forth as of the last day of the most recent Monthly Period and for such Monthly Period the information set forth therein;
          (b) it shall provide to the Administrative Agent simultaneously with delivery to the Indenture Trustee, all reports, notices, certificates, statements and other documents required to be delivered to the Indenture Trustee pursuant to the Base Indenture and the other Transaction Documents, and furnish to the Administrative Agent promptly after receipt thereof a copy of each notice, demand or other material communication (excluding routine communications) received by or on behalf of the Issuer or the Administrator with respect to the Transaction Documents. The Administrative Agent shall distribute to the Funding Agents copies of all reports, notices, certificates, statements and other documents delivered to it pursuant to this Section 8.4(b);
          (c) on or prior to any Series Closing Date, it shall provide to each Funding Agent a copy of the Indenture Supplement relating to the Series of Investor Notes being issued on such Series Closing Date;
          (d) it shall provide each Funding Agent with prompt written notice of (i) the downgrade by any Rating Agency of the rating assigned by such Rating Agency to any Series of Outstanding Investor Notes or the determination by any Rating Agency to put the rating assigned by such Rating Agency to any Series of Outstanding Investor Notes on a watch list and (ii) the occurrence of an Amortization Event or Potential Amortization Event with respect to any Series of Outstanding Investor Notes; and
          (e) it shall provide to each Funding Agent copies of all reports relating to the Series 1999-3 Investor Notes delivered to the Rating Agencies.
          Section 8.5 Obligations Unaffected. The obligations of the Issuer and the Administrator to the Funding Agent and the Purchasers under this Indenture Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the SUBI Certificates, the Sold Units or the Fleet Receivables.
ARTICLE 9
CONDITIONS PRECEDENT
          Section 9.1 Conditions Precedent to Effectiveness of Indenture Supplement. This Indenture Supplement shall become effective on the date (the “Effective Date”) on which the following conditions precedent have been satisfied:

          (a) Documents. The Administrative Agent shall have received an original copy for each CP Conduit Purchaser and the Funding Agent and the APA Bank with respect to such CP Conduit Purchaser, each executed and delivered in form and substance satisfactory to it of (i) the Base Indenture, executed by a duly authorized officer of each of the Issuer and the Indenture Trustee, (ii) the Transfer Agreement, executed by a duly authorized officer of each of the Issuer and SPV, (iii) this Indenture Supplement, executed by a duly authorized officer of each of the Issuer, the Administrator, the Indenture Trustee, the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the APA Banks, (iv) the Administration Agreement, executed by a duly authorized officer of each of the Issuer, SPV and the Administrator, (vi) each of the Origination Trust Documents, executed by duly authorized officers of each of the parties thereto and (vii) any other Transaction Documents to be executed in connection with Series 1999-3, each duly executed by the parties thereto.
          (b) Corporate Documents; Proceedings of the Issuer, the Administrator, SPV, the Origination Trust and the Servicer. The Administrative Agent shall have received, with a copy for each CP Conduit Purchaser and the Funding Agent and the APA Bank with respect to such CP Conduit Purchaser, from the Issuer, the Administrator, SPV, the Origination Trust, VMS and the Servicer true and complete copies of:
     (i) to the extent applicable, the certificate of incorporation or certificate of formation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation or organization, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;
     (ii) a certificate of the Secretary or an Assistant Secretary of each of the Administrator, SPV and the Servicer, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the limited liability company agreement of such Person, as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Funding Agent, of the Board of Directors of such Person or committees thereof authorizing the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or authorized signatory executing any Transaction Documents or any other document delivered in connection herewith or therewith on behalf of such Person;
     (iii) a certificate of the Secretary or an Assistant Secretary of each of the Common Member and the Origination Trust Trustee, dated the Effective Date and certifying as to the incumbency and specimen signature of each officer or authorized signatory executing any Transaction Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and
     (iv) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) or (iii) above.
          (c) Good Standing Certificates. The Administrative Agent shall have received copies of certificates of compliance, of status or of good standing, dated as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction, with respect to the Issuer, the Administrator, SPV and the Origination Trust in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Issuer, the Administrator, SPV or the Origination Trust, as the case may be.
          (d) Consents, Licenses, Approvals, Etc. The Administrative Agent shall have received, with a counterpart for each CP Conduit Purchaser and the Funding Agent and the APA Bank with respect to such CP Conduit Purchaser, certificates dated the date hereof of an Authorized Officer of the Issuer, the Administrator, SPV, the Origination Trust and the Servicer either (i) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by the Issuer, the Administrator, SPV, the Origination Trust and the Servicer of the Transaction Documents to which it is a party and the validity and enforceability of the Transaction Documents to which it is a party against the Issuer, the Administrator, SPV, the Origination Trust and the Servicer, respectively, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses or approvals are so required.
          (e) No Litigation. The Administrative Agent shall have received confirmation that there is no pending or, to their knowledge after due inquiry, threatened action or proceeding affecting the Issuer, the Administrator, SPV, the Origination Trust, the Servicer, ARAC or any of its Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect.
          (f) Lien Searches. The Administrative Agent shall have received a written search report listing all effective financing statements that name VMS, the Origination Trust, SPV or the Issuer as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to paragraph (h) below and in any other jurisdictions that the Administrative Agent determines are necessary or appropriate, together with copies of such financing statements (none of which, except for those described in paragraph (h) below shall cover any portion of the Series 1999-3 Collateral), and tax and judgment lien searches showing no such liens that are not permitted by the Transaction Documents.
          (g) UCC Certificate. The Administrative Agent shall have received from each of VMS, the Origination Trust, SPV and the Issuer a certificate, substantially in the form of

Exhibit D, completed in a manner satisfactory to the Administrative Agent, duly executed by an Authorized Officer of each of VMS, the Origination Trust, SPV and the Issuer and dated the Series 1999-3 Closing Date.
          (h) Filings, Registrations and Recordings. The SUBI Certificates shall have been registered in the name of the Issuer and delivered to the Indenture Trustee, endorsed in blank, and any documents (including, without limitation, financing statements) required to be filed in order (i) to create, in favor of the Indenture Trustee, a perfected security interest in the Collateral with respect to which a security interest may be perfected by a filing under the UCC or other comparable statute, (ii) to create in favor of the Issuer a perfected ownership/security interest in the Issuer Assets under the Transfer Agreement with respect to which a ownership/security interest may be perfected by filing under the UCC or other comparable statute, (iii) to create in favor of the Origination Trust perfected ownership/security interest in the assets transferred thereto pursuant to the Contribution Agreement and any assets transferred to the Origination Trust by VMS or any of its affiliates within a year of the Initial Closing Date with respect to which a ownership/security interest may be perfected by filing under the UCC or other comparable statute, (iv) to create in favor of SPV a perfected ownership interest in the Fleet Receivables under the Receivable Purchase Agreement and the assets transferred to SPV pursuant to the Asset Sale Agreement and (v) to create in favor of the Indenture Trustee a perfected security interest in the Series 1999-3 Collateral with respect to which a security interest may be perfected by a filing under the UCC or other comparable statute shall, in each case, have been properly prepared and executed for immediate filing in each office in each jurisdiction listed in the UCC Certificate referred to in paragraph (g) above, and such filings are the only filings required in order to perfect the security interest of the Indenture Trustee in the Collateral, the transfer of the Issuer Assets to the Issuer pursuant to the Transfer Agreement, the transfer of the Fleet Receivables, Leases, Vehicles and other assets to the Origination Trust pursuant to the Contribution Agreement, the transfer of the Fleet Receivables to SPV pursuant to the Receivable Purchase Agreement and of certain other assets to SPV pursuant to the Asset Sale Agreement, the transfer of the Series 1999-3 Collateral to the Indenture Trustee, as the case may be. The Administrative Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation and reasonably satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.
          (i) Legal Opinions. The Administrative Agent shall have received, with a counterpart addressed to each CP Conduit Purchaser and the Funding Agent, the Program Support Provider and the APA Bank with respect to such CP Conduit Purchaser and the Indenture Trustee, opinions of counsel to the Issuer and the Administrator, dated the Series 1999- 3 Closing Date, as to corporate, due organization of the Origination Trust and the Issuer, bankruptcy (“true sale” and “non-substantive consolidation”), perfection and priority of security interests in the Series 1999-3 Collateral, creation and perfection of the security interests in the Issuer Assets, the SUBI Certificates and the Sold Units and the Fleet Receivables, the characterization of the Series 1999-3 Investor Notes as debt for U.S. federal income tax purposes, the characterization of the Issuer not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and other matters, in each case, in form and substance acceptable to the addressees thereof and their respective counsel.

          (j) Fees and Expenses. Each Funding Agent with respect to a CP Conduit Purchaser shall have received payment of all fees, out-of-pocket expenses and other amounts due and payable to such CP Conduit Purchaser or the APA Bank with respect to such CP Conduit Purchaser on or before the Effective Date.
          (k) Establishment of Accounts. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Collection Account (including the Series 1999-3 Subaccounts), the Series 1999-3 Reserve Account, the Series 1999-3 Yield Supplement Account and the Series 1999-3 Distribution Account shall have been established in accordance with the terms and provisions of the Indenture.
          (1) Lease Rate Caps. The Indenture Trustee shall have received copies of the Lease Rate Caps duly executed by the parties thereto satisfying the requirements of Section 5A.12 on the Series 1999-3 Closing Date.
          (m) Material Adverse Change. No material adverse change shall have occurred with respect to the business, operations, property or condition (financial or otherwise) of ARAC and its Subsidiaries taken as a whole since June 30, 1999.
          (n) Opinion. The Administrative Agent shall have received an opinion of counsel to the Indenture Trustee as to the due authorization, execution and delivery by the Indenture Trustee of this Indenture Supplement and the due execution, authentication and delivery by the Indenture Trustee of the Series 1999-3 Investor Notes.
          (o) Consent to Service of Process. The Administrative Agent shall have received an instrument confirming acceptance of the appointment by the Issuer of CT Corporation located at 1633 Broadway, New York, New York 10019 as the authorized agent upon whom process may be served in any action arising out of or based upon this Indenture Supplement or any other Transaction Document to which the Issuer is a party that may be instituted in the United States District Court for the Southern District of New York.
          (p) Insurance. The Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it that all of the requirements of Section 7.7 of the Series 1999-3 SUBI Servicing Supplement shall have been satisfied.
          (q) Risk Assessment Letters. The Administrative Agent shall have received a letter, in form and substance satisfactory to the Administrative Agent, from each of Standard & Poor’s and Moody’s assessing the credit risk assigned by Standard & Poor’s and Moody’s, respectively, to the Series 1999-3 Investor Notes.
ARTICLE 10
THE ADMINISTRATIVE AGENT
          Section 10.1 Appointment. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents hereby irrevocably designates and appoints the Administrative Agent as the agent of such Person under this Indenture Supplement and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Indenture Supplement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Indenture Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Indenture Supplement, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any CP Conduit Purchaser, any APA Bank or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Indenture Supplement or otherwise exist against the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as the agent of the CP Conduit Purchasers, the APA Banks and the Funding Agents, and the Administrative Agent does not assume, nor shall be deemed to have assumed, any obligation or relationship of trust or agency with or for any such Person.
          Section 10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Indenture Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel (who may be counsel for the Issuer or the Administrator), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.
          Section 10.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Base Indenture or this Indenture Supplement (x) with the consent or at the request of the Purchasers or (y) in the absence of its own gross negligence or willful misconduct or (ii) responsible in any manner to any of the CP Conduit Purchasers, the APA Banks or the Funding Agents for any recitals, statements, representations or warranties made by the Issuer, the Administrator or any officer thereof contained in this Indenture Supplement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Indenture Supplement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Indenture Supplement, any other Transaction Document, the SUBI Certificates, the Sold Units or the Fleet Receivables or for any failure of any of the Issuer, the Administrator, SPV, the Origination Trust or the Servicer to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any CP Conduit Purchaser, any APA Bank or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Indenture Supplement, any other Transaction Document, the SUBI Certificates, the Sold Units or the Fleet Receivables or to inspect the properties, books or records of the Issuer, the Administrator, SPV, the Origination Trust or the Servicer.
          Section 10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer or the Administrator), independent accountants and other experts selected by the Administrative Agent and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. The Administrative Agent may deem and treat the registered holder of any Series 1999-3 Investor Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Indenture Supplement or any other Transaction Document unless it shall first receive such advice or concurrence of the Funding Agents, on behalf of the Purchasers, as it deems appropriate or it shall first be indemnified to its satisfaction by the Funding Agents against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Indenture Supplement and the other Transaction Documents in accordance with a request of the Series 1999-3 Required Investor Noteholders (unless, in the case of any action relating to the giving of consent hereunder, the giving of such consent requires the consent of all Series 1999-3 Investor Noteholders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the CP Conduit Purchasers, the APA Banks and the Funding Agents.
          Section 10.5 Notice of Administrator Default or Amortization Event or Potential Amortization Event. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Amortization Event or Potential Amortization Event, any Event of Default or Default, any Termination Event or any Servicer Default unless the Administrative Agent has received notice from a CP Conduit Purchaser, an APA Bank, a Funding Agent, the Issuer, the Administrator, SPV, the Origination Trust or the Servicer referring to the Agreement or this Indenture Supplement, describing such Amortization Event or Potential Amortization Event, Event of Default or Default, Termination Event or Servicer Default or and stating that such notice is a “notice of an Amortization Event or Potential Amortization Event,” “notice of an Event of Default or Default,” “notice of a Termination Event” or “notice of a Servicer Default”, as the case may be. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Funding Agents, the Indenture Trustee, the Issuer and the Administrator. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Series 1999-3 Required Investor Noteholders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchasers.
          Section 10.6 Non-Reliance on the Administrative Agent and Other Purchasers. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by the Administrative Agent to any such Person. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other CP Conduit Purchaser, APA Bank or Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Issuer, the Administrator, SPV, the Origination Trust and the Servicer and made its own decision to enter into this Indenture Supplement. Each of the CP Conduit Purchasers, the APA Banks and the Funding Agents also represents that it will, independently and without reliance upon the Administrative Agent or any other CP Conduit Purchaser, APA Bank or Funding Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Indenture Supplement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Issuer, the Administrator, SPV, the Origination Trust and the Servicer. Except for notices, reports and other documents expressly required to be furnished to the Funding Agents by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any CP Conduit Purchaser, any APA Bank or any Funding Agent with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Issuer, the Administrator, SPV, the Origination Trust or the Servicer which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.
          Section 10.7 Indemnification. Each of the APA Banks and the Funding Agents agrees to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Issuer and the Administrator and without limiting the obligation of the Issuer and the Administrator to do so), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Indenture Supplement, any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no APA Bank or Funding Agent shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.
          Section 10.8 The Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Issuer, the Administrator or any of their Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to any Series 1999-3 Investor Note held by the Administrative Agent, the Administrative Agent shall have the same rights and powers under this Indenture Supplement and the other Transaction Documents as any Purchaser and may exercise the same as though it were not the Administrative Agent, and the terms “APA Bank,” and “Purchaser” shall include the Administrative Agent in its individual capacity.
          Section 10.9 Resignation of Administrative Agent; Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent at any time by giving 30 days’ notice to the Funding Agents, the Indenture Trustee, the Issuer and the Administrator. The Administrative Agent may be removed at any time by a resolution of the Series 1999-3 Required Investor Noteholders, removing the Administrative Agent and appointing from among the Funding Agents a successor administrative agent, which successor administrative agent shall be approved by the Issuer and the Administrator (which approval shall not be unreasonably withheld), delivered to the Administrative Agent, the Indenture Trustee and the Administrator. If Chase shall resign as Administrative Agent under this Indenture Supplement, then the Series 1999-3 Required Investor Noteholders shall promptly appoint a successor administrative agent from among the Funding Agents, which successor administrative agent shall be approved by the Issuer and the Administrator (which approval shall not be unreasonably withheld). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Funding Agents, the Issuer and the Administrator, a successor agent from among the Funding Agents. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Administrator shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Series 1999-3 Required Investor Noteholders appoint a successor agent as provided for above. Effective upon the appointment of a successor administrative agent, such successor administrative agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor administrative agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Indenture Supplement. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Indenture Supplement.
ARTICLE 11
MISCELLANEOUS
          Section 11.1 Ratification of Indenture. As Indenture Supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so Indenture Supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.
          Section 11.2 Governing Law. THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          Section 11.3 Further Assurances. Each of the Issuer, the Administrator and the Indenture Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Administrative Agent more fully to effect the purposes of this Indenture Supplement and the sale of the Series 1999-3 Investor Notes hereunder, including, without limitation, in the case of the Issuer and the Administrator, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Series 1999-3 Collateral for filing or registration under the provisions of the UCC or similar legislation of any applicable jurisdiction.
          Section 11.4 Payments. Each payment to be made hereunder shall be made on the required payment date in lawful money of the United States and in immediately available funds, if to a Purchaser, at the office of the Funding Agent with respect to such Purchaser set forth in Section 11.9.
          Section 11.5 Costs and Expenses. The Administrator agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent) and of each Purchaser (including in connection with the preparation, execution and delivery of this Indenture Supplement the reasonable fees and disbursements of counsel to such Purchaser) in connection with (i) the preparation, execution, delivery and administration (including periodic auditing and any requested amendments, waivers or consents) of this Indenture Supplement, the Indenture and the other Transaction Documents and amendments or waivers of any such documents and (ii) the enforcement by the Administrative Agent or any Funding Agent of the obligations and liabilities of the Issuer, the Administrator, SPV, the Origination Trust, VMS and the Servicer under the Indenture, this Indenture Supplement, the other Transaction Documents or any related document and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other Transaction Documents.
          Section 11.6 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Indenture Trustee, the Administrative Agent, any Funding Agent, any CP Conduit Purchaser or any APA Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.
          Section 11.7 Amendments, (a) This Indenture Supplement may be amended in writing from time to time by the Administrator, the Issuer and the Indenture Trustee, with the consent of the Series 1999-3 Required Investor Noteholders; provided that, notwithstanding the foregoing, without the consent of each CP Conduit Purchaser and each APA Bank, no such amendment shall:
     (i) reduce the percentage of Series 1999-3 Investor Noteholders whose consent is required to take any particular action hereunder;
     (ii) (A) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Series 1999-3 Investor Note (or reduce the principal amount of or rate of interest on any Series 1999-3 Investor Note);

(B) extend the due date for, or reduce the amount of any Commitment Fee payable hereunder; (C) change the calculation of any Article 7 Costs or other amounts payable by the Issuer to the CP Conduit Purchasers or APA Banks hereunder; (D) modify Section 5A.4(c); (E) approve the assignment or transfer by the Issuer of any of its rights or obligations hereunder or under any other Transaction Document to which it is a party except pursuant to the express terms hereof or thereof; (F) release any obligor under any Transaction Document to which it is a party except pursuant to the express terms of such Transaction Document; provided, however, that the Liens on Vehicles may be released as provided in Section 3.5 of the Base Indenture; (G) amend or otherwise modify any Amortization Event or any defined term referred to therein; (H) amend or otherwise modify the Series 1999-3 Required Asset Amount, the Series 1999-3 Required Overcollateralization Amount, the Series 1999-3 Required Enhancement Amount or any defined term referred to therein or (I) permit the creation of any Lien ranking prior to or on a parity with the Indenture Trustee’s Lien on the Series 1999-3 Collateral, release such Lien except pursuant to the express terms hereof or deprive any Series 1999-3 Investor Noteholder of the security afforded by such Lien;
     (iii) modify Section 11.7(a); and
          (iv) modify the allocations and priorities of payments set forth in Article 3 of this Indenture Supplement.
          (b) Any amendment hereof can be effected without the Administrative Agent’s being party thereto; provided, however, that no such amendment, modification or waiver of this Indenture Supplement that affects rights or duties of the Administrative Agent shall be effective unless the Administrative Agent shall have given its prior written consent thereto.
          (c) No amendment specified in this Indenture Supplement as requiring satisfaction of the Rating Agency Condition shall be effective until the Rating Agency Condition is satisfied with respect thereto.
          (d) Promptly after the execution of any amendment hereof, the Administrator shall mail to each of the Funding Agents and each Rating Agency a copy thereof.
          Section 11.8 Severability. If any provision hereof is void or unenforceable in any jurisdiction, such voidness or unenforceability shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.
          Section 11.9 Notices. All notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of the Issuer, the Administrator and the Indenture Trustee, in the manner set forth in Section 13.4 of the Base Indenture and (ii) in the case of the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents, in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, in the case of facsimile notice, when received, or in the case of overnight air courier, one Business Day after the date such notice is delivered to such overnight courier, addressed as follows in the case of the Administrative Agent and to the addresses therefor set forth in Schedule I, in the case of the CP Conduit Purchasers, the APA Banks and the Funding Agents; or to such other address as may be hereafter notified by the respective parties hereto:

Administrative
Agent:	The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001
Attention: Andrew Taylor
Fax: 212-946-7776
          Section 11.10 Successors and Assigns, (a) This Indenture Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Issuer may not assign or transfer any of its rights under this Indenture Supplement without the prior written consent of all of the Series 1999-3 Investor Noteholders, no CP Conduit Purchaser may assign or transfer any of its rights under this Indenture Supplement other than in accordance with the Asset Purchase Agreement with respect to such CP Conduit Purchaser or otherwise to the APA Bank with respect to such CP Conduit Purchaser or a Program Support Provider with respect to such CP Conduit Purchaser or pursuant to clause (b) below of this Section 11.10 and no APA Bank may assign or transfer any of its rights or obligations under this Indenture Supplement except to a Program Support Provider or pursuant to clause (c) below of this Section 11.10.
          (b) Without limiting the foregoing, each CP Conduit Purchaser may, from time to time with prior or concurrent notice to the Issuer and the Administrative Agent assign the Purchaser Invested Amount with respect to such CP Conduit Purchaser and its rights and obligations under this Indenture Supplement and any other Transaction Documents to which it is a party to a Conduit Assignee with respect to such CP Conduit Purchaser. Upon such assignment by a CP Conduit Purchaser to a Conduit Assignee, (A) such Conduit Assignee shall be the owner of the Purchaser Invested Amount with respect to such CP Conduit Purchaser, (B) the related administrative or managing agent for such Conduit Assignee will act as the administrative agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Transaction Documents, (C) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to such CP Conduit Purchaser herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (D) such Conduit Assignee shall assume all of such CP Conduit Purchaser’s obligations, if any, hereunder or under any other Transaction Document and such CP Conduit Purchaser shall be released from all such obligations, (E) all distributions in respect of the Purchaser Invested Amount with respect to such CP Conduit Purchaser shall be made to the applicable agent or administrative agent, as applicable, on behalf of such Conduit Assignee, (F) the definitions of the terms “Monthly Funding Costs” and “Discount” shall be determined in the manner set forth in the definition of “Monthly Funding Costs” and “Discount” applicable to such CP Conduit Purchaser on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than such CP Conduit Purchaser), (G) the defined terms and other terms and provisions of this Indenture Supplement and the other

Transaction Documents shall be interpreted in accordance with the foregoing, and (H) if requested by the Administrative Agent or the agent or administrative agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Administrative Agent or such agent or administrative agent may reasonably request to evidence and give effect to the foregoing. No assignment by any CP Conduit Purchaser to a Conduit Assignee of the Purchaser Invested Amount with respect to such CP Conduit Purchaser shall in any way diminish the obligations of the APA Bank with respect to such CP Conduit Purchaser under Section 2.3 to fund any Increase.
          (c) Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell all or any part of its rights and obligations under this Indenture Supplement and the Series 1999-3 Investor Notes, with the prior written consent of the Administrative Agent, the Issuer and the Administrator (in each case, which consent shall not be unreasonably withheld), to one or more banks (an “Acquiring APA Bank”) pursuant to a transfer supplement, substantially in the form of Exhibit E (the “Transfer Supplement”), executed by such Acquiring APA Bank, such assigning APA Bank, the Funding Agent with respect to such APA Bank, the Administrative Agent, the Issuer and the Administrator and delivered to the Administrative Agent. Notwithstanding the foregoing, no APA Bank shall so sell its rights hereunder if such Acquiring APA Bank is not an Eligible Assignee.
          (d) Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“Participants”) participations in its Commitment, its Series 1999-3 Investor Note and its rights hereunder pursuant to documentation in form and substance satisfactory to such APA Bank and the Participant; provided, however, that (i) in the event of any such sale by an APA Bank to a Participant, (A) such APA Bank’s obligations under this Indenture Supplement shall remain unchanged, (B) such APA Bank shall remain solely responsible for the performance thereof and (C) the Issuer and the Administrative Agent shall continue to deal solely and directly with such APA Bank in connection with its rights and obligations under this Indenture Supplement and (ii) no APA Bank shall sell any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Indenture Supplement or any Transaction Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all APA Banks hereunder. A Participant shall have the right to receive Article 7 Costs but only to the extent that the related selling APA Bank would have had such right absent the sale of the related participation.
          (e) Any CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser may at any time sell all or any part of their respective rights and obligations under this Indenture Supplement and the Series 1999-3 Investor Notes, with the prior written consent of the Administrative Agent, the Issuer and the Administrator (in each case, which consent shall not be unreasonably withheld), to a multi-seller commercial paper conduit and one or more banks providing support to such multi-seller commercial paper conduit (an “Acquiring Purchaser”) pursuant to a transfer supplement, substantially in the form of Exhibit F (the “Purchaser Supplement”), executed by such Acquiring Purchaser, the Funding Agent with respect to such Acquiring Purchaser (including the CP Conduit Purchaser and the APA Bank with respect to such Purchaser), such assigning CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser, the Funding Agent with respect to such assigning CP Conduit Purchaser and APA Bank, the Administrative Agent, the Issuer and the Administrator and delivered to the Administrative Agent.
          (f) The Issuer authorizes each APA Bank to disclose to any Participant or Acquiring APA Bank (each, a “Transferee”) and any prospective Transferee any and all financial information in such APA Bank’s possession concerning the Issuer, the Collateral, the Servicer and the Transaction Documents which has been delivered to such APA Bank by the Issuer or the Administrator in connection with such APA Bank’s credit evaluation of the Issuer, the Collateral and the Servicer.
          Section 11.11 Securities Laws. Each Purchaser hereby represents and warrants to the Issuer that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and has sufficient assets to bear the economic risk of, and sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of, its investment in a Series 1999-A Investor Note. Each Purchaser agrees that its Series 1999-3 Investor Note will be acquired for investment only and not with a view to any public distribution thereof, and that such Purchaser will not offer to sell or otherwise dispose of its Series 1999-3 Investor Note (or any interest therein) in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. Each Purchaser acknowledges that it has no right to require the Issuer to register its Series 1999-3 Investor Note under the Securities Act or any other securities law. Each Purchaser hereby confirms and agrees that in connection with any transfer by it of an interest in the Series 1999-3 Investor Note, such Purchaser has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
          Section 11.12 Adjustments; Set-off, (a) If any Purchaser (a “Benefitted Purchaser”) shall at any time receive in respect of its Purchaser Invested Amount any distribution of principal, interest, Commitment Fees or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such distribution received by any other Purchaser, if any, in respect of such other Purchaser’s Purchaser Invested Amount, or interest thereon, such Benefitted Purchaser shall purchase for cash from the other Purchaser such portion of such other Purchaser’s interest in the Series 1999-3 Investor Notes, or shall provide such other Purchaser with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Purchaser to share the excess payment or benefits of such collateral or proceeds ratably with the other Purchaser; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Purchaser, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Issuer agrees that any Purchaser so purchasing a portion of another Purchaser’s Purchaser Invested Amount may exercise all rights of payment (including, without limitation, rights of set off) with respect to such portion as fully as if such Purchaser were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Purchasers provided by law, each Purchaser shall have the right, without prior notice to the Issuer, any such notice being expressly waived by the Issuer to the extent permitted by applicable law, upon any amount becoming due and payable by the Issuer hereunder or under the Series 1999-3 Investor Notes to set-off and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser to or for the credit or the account of the Issuer. Each Purchaser agrees promptly to notify the Issuer and the Administrative Agent after any such set-off and application made by such Purchaser; provided that the failure to give such notice shall not affect the validity of such set-off and application.
          Section 11.13 Counterparts. This Indenture Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.
          Section 11.14 No Bankruptcy Petition, (a) Each of the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents hereby covenants and agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1999-3 Amortization Period and (ii) the last day of the amortization period of any other Outstanding Series, it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.
          (b) The Issuer, the Administrator, the Indenture Trustee, the Administrative Agent, each Funding Agent and each APA Bank hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper issued by, or for the benefit of, a CP Conduit Purchaser, it will not institute against, or join any other Person in instituting against, such CP Conduit Purchaser (or the Person issuing Commercial Paper for the benefit of such CP Conduit Purchaser) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.
          (c) The Issuer, the Administrator, the Indenture Trustee, the Administrative Agent, each CP Conduit Purchaser, each APA Bank and each Funding Agent hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.
          (d) This covenant shall survive the termination of this Indenture Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

          Section 11.15 SUBIs. The Issuer, the Administrator, the Administrative Agent, each CP Conduit Purchaser, each APA Bank and each Funding Agent hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this Section as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease Receivable SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.
          Section 11.16 Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 1999-3 Investor Notes without the consent of the Series 1999-3 Required Investor Noteholders.

          Section 11.17 Duration of Indenture Trustee’s Obligations. Notwithstanding the earlier payment in full of all principal and interest due to the Series 1999-3 Investor Noteholders and all other amounts owing to the Series 1999-3 Investor Noteholders under the terms of this Indenture Supplement, the Issuer, the Administrator and the Indenture Trustee shall comply with their respective obligations under Sections 5A.1, 5A.2, 5A.4, 5A.5(d) and (e), 5A.8, 5A.9, 5A.10, 5A.12 and Article 6 until the termination of the Series 1999-3 Amortization Period.
          Section 11.18 Limited Recourse, (a) Notwithstanding anything to the contrary contained herein, any obligations of each CP Conduit Purchaser hereunder to any party hereto are solely the corporate obligations of such CP Conduit Purchaser and shall be payable at such time as funds are received by or are available to such CP Conduit Purchaser in excess of funds necessary to pay in full all of its outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such CP Conduit Purchaser but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party against a CP Conduit Purchaser shall be subordinated to the payment in full of all of its Commercial Paper.
          (b) No recourse under any obligation, covenant or agreement of any CP Conduit Purchaser contained herein shall be had against any incorporator, stockholder, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of their Affiliates by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Indenture Supplement is solely a corporate obligation of such CP Conduit Purchaser individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such CP Conduit Purchaser contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such CP Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Indenture Supplement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 11.18 shall survive termination of this Indenture Supplement.
          Section 11.19 Waiver of Setoff. Notwithstanding any other provision of this Indenture Supplement or any other agreement to the contrary, all payments to the Purchasers hereunder shall be made without set-off or counterclaim.
          Section 11.20 Notice to Rating Agencies. The Indenture Trustee shall provide to each Rating Agency a copy of each notice delivered to, or required to be provided by, the Indenture Trustee pursuant to this Indenture Supplement or any other Transaction Document.

          Section 11.21 Conflict of Instructions. In the event the Issuer and the Administrator shall have delivered conflicting instructions to the Indenture Trustee or the Administrative Agent to take or refrain from taking action hereunder, the Indenture Trustee or the Administrative Agent, as the case may be, shall follow the instructions of the Issuer.
          Section 11.22 Chase Conflict Waiver. Chase acts as Indenture Trustee, the Funding Agent with respect to Park Avenue Receivables Corporation (“PARCO”) and as administrative agent for PARCO, as issuing and paying agent for PARCO’s Commercial Paper, as provider of other backup facilities for PARCO, and may provide other services or facilities from time to time (the “Chase Roles”). Each of the parties hereto hereby acknowledges and consents to any and all Chase Roles, waives any objections it may have to any actual or potential conflict of interest caused by Chase’s acting as the Indenture Trustee, the Funding Agent with respect to PARCO or as the APA Bank with respect to PARCO and acting as or maintaining any of the Chase Roles, and agrees that in connection with any Chase Role, Chase may take, or refrain from taking, any action which it in its discretion deems appropriate.

          IN WITNESS WHEREOF, the Issuer, the Administrator, the Administrative Agent, the CP Conduit Purchasers, the APA Banks, the Funding Agents and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

GREYHOUND FUNDING, LLC
By:	/s/ Tony Wong
	Name:	Tony Wong
	Title:	Manager

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:	/s/ Gerard J. Kennell
	Name:	Gerard J. Kennell
Title:

THE CHASE MANHATTAN BANK, as Administrative Agent
By:	/s/ Marie P. Merritt
	Name:	Marie P. Merritt
	Title:	Vice President

THE CHASE MANHATTAN BANK, as Indenture Trustee
By:	/s/ Jennifer Cupo
	Name:	Jennifer Cupo
	Title:	Vice President

PARK AVENUE RECEIVABLES CORPORATION, as a CP Conduit Purchaser
By:	/s/ Andrew L. Stidd
	Name:	Andrew L. Stidd
	Title:	President

THE CHASE MANHATTAN BANK, as an APA Bank
By:	/s/ B. Schwartz
	Name:	B. Schwartz
	Title:	MD

THE CHASE MANHATTAN BANK, as a Funding Agent
By:	/s/ Marie P. Merritt
	Name:	Marie P. Merritt
	Title:	Vice President

FALCON ASSET SECURITIZATION CORPORATION, as a CP Conduit Purchaser
By:	/s/ Albert Yoshimura
	Name:	Albert Yoshimura
	Title:	Authorized Signatory

BANK ONE, NA, as a Funding Agent and as an APA Bank
By:	/s/ Albert Yoshimura
	Name:	Albert Yoshimura
	Title:	Vice President

LIBERTY STREET FUNDING CORP. as a CP Conduit Purchaser
By:	/s/ Andrew Stidd
	Name:	Andrew Stidd
	Title:	President

BANK OF NOVA SCOTIA, NEW YORK AGENCY, as a Funding Agent and as an APA Bank
By:	/s/ Rodo Mea Poli
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser
By:	/s/ Douglas K. Johnson
	Name:	Douglas K. Johnson
	Title:	President

WESTDEUTSCHE LANDESBANK GIRONZENTRALE, New York Branch, as a Funding Agent and as an APA Bank

By:	/s/ Anne Lacombe
	Name:	Anne Lacombe
	Title:	Vice President Asset Securitization

By:	/s/ Christian C. Brune
	Name:	Christian C. Brune
	Title:	Associate Securitization

BEETHOVEN FUNDING CORPORATION, as a CP Conduit Purchaser
By:	/s/ Andrew L. Stidd
	Name:	Andrew L. Stidd
	Title:	President

DRESDNER AG, NEW YORK BRANCH, as a Funding Agent and as an APA Bank
By:	/s/ Jon R. Bottorff
	Name:	Jon R. Bottorff
	Title:	Senior Vice President

By:	/s/ Edward M. Weber
	Name:	Edward M. Weber
	Title:	Assistant Treasurer

QUINCY CAPITAL CORPORATION, as a CP Conduit Purchaser
By:	/s/ Elizabeth S. Eldridge
	Name:	Elizabeth S. Eldridge
	Title:	Vice President

BANK OF AMERICA, N.A. as a Funding Agent and as an APA Bank
By:	/s/ Marianne Mihalik
	Name:	Marianne Mihalik
	Title:	Vice President

SPECIAL PURPOSE ACCOUNTS RECEIVABLE COOPERATIVE CORPORATION, as a CP Conduit Purchaser
By:	/s/ Dean Kordyla
	Name:	Dean Kordyla
	Title:	VP and Treasurer

CANADIAN IMPERIAL BANK OF COMMERCE, as a Funding Agent and as an APA Bank
By:	/s/ John Gevlin
	Name:	John Gevlin
	Title:	Authorized Signatory

VARIABLE FUNDING CAPITAL CORPORATION as a CP Conduit Purchaser
By:	/s/ Darrell R. Baber
	Name:	Darell R. Baber
	Title:	Director

FIRST UNION NATIONAL BANK, as an APA Bank
By:	/s/ Terence P. Benley
	Name:	Terence P. Benley
	Title:	Senior Vice President

FIRST UNION SECURITIES, INC., as a Funding Agent
By:	/s/ Darrell R. Baber
	Name:	Darell R. Baber
	Title:	Director

EXHIBIT A
TO SERIES 1999-3
INDENTURE SUPPLEMENT
[FORM OF VARIABLE FUNDING INVESTOR NOTE]
GREYHOUND FUNDING LLC
SERIES 1999-3 VARIABLE FUNDING INVESTOR NOTE
FLOATING RATE ASSET
BACKED VARIABLE FUNDING INVESTOR NOTES
          GREYHOUND FUNDING LLC, a special purpose limited liability company established under the laws of Delaware (the “Issuer”), for value received, hereby promises to pay to [ ], as Funding Agent, or registered assigns, the principal sum of (a) [] or, if less, (b) the outstanding Purchaser Invested Amount for the related Purchaser, which principal sum shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Series 1999-3 Investor Note shall be due on the Final Maturity Date. The Issuer will pay interest on the outstanding principal amount of this Series 1999-3 Investor Note at the Series 1999-3 Note Rate. Such interest shall be payable on each Payment Date until the principal of this Series 1999-3 Investor Note is paid or made available for payment, to the extent funds are available in the Series 1999-3 Distribution Account in respect of the Series 1999-3 Monthly Interest. Interest on this Series 1999-3 Investor Note will accrue for each Series 1999-3 Interest Period in an amount equal to the product of (i) the Series 1999-3 Note Rate for such Series 1999-3 Interest Period, (ii) the average daily Series 1999-3 Invested Amount during such Series 1999-3 Interest Period, and (iii) the actual number of days elapsed in such Series 1999-3 Interest Period divided by 360. Additional Interest will be payable on this Series 1999-3 Investor Note to the extent set forth in the Indenture. The principal amount of this Series 1999-3 Investor Note shall be subject to Increases and Decreases on any Business Day as set forth in the Indenture, and accordingly, such principal amount is subject to prepayment at any time. Prior to the commencement of the Series 1999-3 Amortization Period, other than as a result of a Decrease, only interest payments on the outstanding principal amount of the Series 1999-3 Investor Note are required to be made to the holder hereof. Beginning on the first Payment Date following the commencement of the Series 1999-3 Amortization Period, subject to Decreases on any Business Day, the principal of this Series 1999-3 Investor Note shall be paid in installments on each subsequent Payment Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Series 1999-3 Investor Note shall be paid in the manner specified on the reverse hereof.
          The principal of and interest on this Series 1999-3 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this

Series 1999-3 Investor Note shall be applied first to interest due and payable on this Series 19993 Investor Note as provided above and then to the unpaid principal of this Series 1999-3 Investor Note. This Series 1999-3 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services LLC (“VMS”) or any affiliate of VMS other than the Issuer.
          Reference is made to the further provisions of this Series 1999-3 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Series 1999-3 Investor Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Series 1999-3 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer, and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: 450 West 33rd Street, New York, New York, 10001, Attention: Capital Market Fiduciary Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.
          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Series 1999-3 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___ , 2001	GREYHOUND FUNDING LLC

By:

Name:
Title:
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
          This is one of the Series 1999-3 Investor Notes of a series issued under the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Indenture Trustee

By:

Authorized Signature

REVERSE OF SERIES 1999-3 INVESTOR NOTE
          This Series 1999-3 Floating Rate Asset Backed Variable Funding Investor Note is one of a duly authorized issue of Series 1999-3 Investor Notes of the Greyhound Funding LLC (the “Issuer”) designated its “Series 1999-3 Floating Rate Asset Backed Variable Funding Investor Notes” (herein called the “Series 1999-3 Investor Notes”), all issued under (i) a Base Indenture dated as of June 30, 1999 (such Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Chase Manhattan Bank (“Chase”), as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 1999-3 Indenture Supplement dated as of October 28, 1999 (as amended or modified, the “Series 1999-3 Indenture Supplement”) among the Issuer, PHH Vehicle Management Services LLC, as Administrator, Chase, as Administrative Agent, the CP Conduit Purchasers, APA Banks, and Funding Agents named therein, as Indenture Trustee. The Base Indenture and the Series 1999-3 Indenture Supplement are referred to herein as the “Indenture”. The Series 1999-3 Investor Notes are subject to all terms of the Indenture. All terms used in this Series 1999-3 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.
          The Series 1999-3 Investor Notes are and will be equally and ratably secured by the Series 1999-3 Collateral pledged as security therefor as provided in the Indenture and the Series 1999-3 Indenture Supplement.
          “Payment Date” means the 7th day of each month, or, if such date is not a Business Day, the next succeeding Business Day, commencing December 7, 1999.
          “Series 1999-3 Interest Period” means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 1999-3 Interest Period shall commence on and include the Series 1999-3 Closing Date and end on and include December 7, 1999.
          As described above, principal of this Series 1999-3 Investor Note shall be payable in the amounts and at the times set forth in the Indenture, provided, however, the entire unpaid principal amount of this Series 1999-3 Investor Note shall be due and payable on the Final Maturity Date. Notwithstanding the foregoing, principal on the Series 1999-3 Investor Notes will be paid earlier during the Series 1999-3 Amortization Period or as a result of a Decrease, each as described in the Indenture. All principal payments on the Series 1999-3 Investor Notes shall be made pro rata to the Noteholders entitled thereto.
          Payments of interest on this Series 1999-3 Investor Note due and payable on each Payment Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any Decrease, to the extent not in full payment of this Series 1999-3 Investor Note, shall be made by wire transfer to the Holder of record of this Series 1999-3 Investor Note (or one or more predecessor Series 1999-3 Investor Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Series 1999-3 Investor Note (or any one or more predecessor Series 1999-3

Investor Notes) effected by any payments made in accordance with the terms hereof and of the Indenture shall be binding upon all future Holders of this Series 1999-3 Investor Note and of any Series 1999-3 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.
          The Issuer shall pay interest on overdue installments of interest at the Alternate Base Rate plus 2% to the extent lawful.
          This Series 1999-3 Note is nontransferable except in accordance with the Series 1999-3 Indenture Supplement.
          Each Series 1999-3 Investor Noteholder, by acceptance of a Series 1999-3 Investor Note, hereby covenants and agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1999-3 Amortization Period and (ii) the last day of the amortization period of any other Outstanding Series, it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.
          Each Series 1999-3 Investor Noteholder, by acceptance of a Series 1999-3 Investor Note, hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper issued by, or for the benefit of, a CP Conduit Purchaser, it will not institute against, or join any other Person in instituting against, such CP Conduit Purchaser (or the Person issuing Commercial Paper for the benefit of such CP Conduit Purchaser) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.
          Each Series 1999-3 Investor Noteholder, by acceptance of a Series 1999-3 Investor Note, hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.
          Each Series 1999-3 Investor Noteholder, by acceptance of a Series 1999-3 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et. seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the

UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.
          It is the intent of the Issuer and each Series 1999-3 Investor Noteholder that, for Federal, state and local income and franchise tax purposes, the Series 1999-3 Investor Notes will evidence indebtedness of the Issuer secured by the Series 1999-3 Collateral. Each Series 1999-3 Investor Noteholder, by the acceptance of this Series 1999-3 Investor Note, agrees to treat this Series 1999-3 Investor Note for Federal, state and local income and franchise tax purposes as indebtedness of the Issuer.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 1999-3 Investor Notes under the Indenture at any time by the Issuer, the Administrator and the Indenture Trustee, with the consent of the Series 1999-3 Required Investor Noteholders. The Indenture also contains provisions permitting the Holders of Series 1999-3 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 1999-3 Investor Notes, on behalf of the Holders of all the Series 1999-3 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Series 1999-3 Investor Note (or any one or more predecessor Series 1999-3 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Series 1999-3 Investor Note and of any Series 1999-3 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series 1999-3 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-3 Investor Notes issued thereunder.
          The term “Issuer” as used in this Series 1999-3 Investor Note includes any successor to the Issuer under the Indenture.
          This Series 1999-3 Investor Note and the Indenture shall be construed in accordance with the law of the State of New York and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.
          No reference herein to the Indenture and no provision of this Series 1999-3 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Series 1999-3 Investor Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

EXHIBIT A
TO SERIES 1999-3
INDENTURE SUPPLEMENT
[FORM OF VARIABLE FUNDING INVESTOR NOTE]
GREYHOUND FUNDING LLC
SERIES 1999-3 VARIABLE FUNDING INVESTOR NOTE
FLOATING RATE ASSET
BACKED VARIABLE FUNDING INVESTOR NOTES
          GREYHOUND FUNDING LLC, a special purpose limited liability company established under the laws of Delaware (the “Issuer”), for value received, hereby promises to pay to [ ], as Funding Agent, or registered assigns, the principal sum of (a) $[ ] or, if less, (b) the outstanding Purchaser Invested Amount for the related Purchaser, which principal sum shall be payable in the amounts and at the times set forth in the Indenture described herein, provided, however, that the entire unpaid principal amount of this Series 1999-3 Investor Note shall be due on the Final Maturity Date. The Issuer will pay interest on the outstanding principal amount of this Series 1999-3 Investor Note at the Series 1999-3 Note Rate. Such interest shall be payable on each Payment Date until the principal of this Series 1999-3 Investor Note is paid or made available for payment, to the extent funds are available in the Series 1999-3 Distribution Account in respect of the Series 1999-3 Monthly Interest. Interest on this Series 1999-3 Investor Note will accrue for each Series 1999-3 Interest Period in an amount equal to the product of (i) the Series 1999-3 Note Rate for such Series 1999-3 Interest Period, (ii) the average daily Series 1999-3 Invested Amount during such Series 1999-3 Interest Period, and (iii) the actual number of days elapsed in such Series 1999-3 Interest Period divided by 360. Additional Interest will be payable on this Series 1999-3 Investor Note to the extent set forth in the Indenture. The principal amount of this Series 1999-3 Investor Note shall be subject to Increases and Decreases on any Business Day as set forth in the Indenture, and accordingly, such principal amount is subject to prepayment at any time. Prior to the commencement of the Series 1999-3 Amortization Period, other than as a result of a Decrease, only interest payments on the outstanding principal amount of the Series 1999-3 Investor Note are required to be made to the holder hereof. Beginning on the first Payment Date following the commencement of the Series 1999-3 Amortization Period, subject to Decreases on any Business Day, the principal of this Series 1999-3 Investor Note shall be paid in installments on each subsequent Payment Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Series 1999-3 Investor Note shall be paid in the manner specified on the reverse hereof.
          The principal of and interest on this Series 1999-3 Investor Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Series 1999-3 Investor Note shall be applied first to interest due and payable on this Series 19993

Investor Note as provided above and then to the unpaid principal of this Series 1999-3 Investor Note. This Series 1999-3 Investor Note does not represent an interest in, or an obligation of, PHH Vehicle Management Services LLC (“VMS”) or any affiliate of VMS other than the Issuer.
          Reference is made to the further provisions of this Series 1999-3 Investor Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Series 1999-3 Investor Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Series 1999-3 Investor Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer, and the Indenture Trustee. A copy of the Indenture may be requested from the Indenture Trustee by writing to the Indenture Trustee at: 450 West 33rd Street, New York, New York, 10001, Attention: Capital Market Fiduciary Services. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.
          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Series 1999-3 Investor Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: , 2001	GREYHOUND FUNDING LLC

By:

Name:
Title:
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
          This is one of the Series 1999-3 Investor Notes of a series issued under the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Indenture Trustee

By:

Authorized Signature

REVERSE OF SERIES 1999-3 INVESTOR NOTE
          This Series 1999-3 Floating Rate Asset Backed Variable Funding Investor Note is one of a duly authorized issue of Series 1999-3 Investor Notes of the Greyhound Funding LLC (the “Issuer”) designated its “Series 1999-3 Floating Rate Asset Backed Variable Funding Investor Notes” (herein called the “Series 1999-3 Investor Notes”), all issued under (i) a Base Indenture dated as of June 30, 1999 (such Base Indenture, as amended or modified, is herein called the “Base Indenture”), between the Issuer and The Chase Manhattan Bank (“Chase”), as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Base Indenture), and (ii) a Series 1999-3 Indenture Supplement dated as of October 28, 1999 (as amended or modified, the “Series 1999-3 Indenture Supplement”) among the Issuer, PHH Vehicle Management Services LLC, as Administrator, Chase, as Administrative Agent, the CP Conduit Purchasers, APA Banks, and Funding Agents named therein, as Indenture Trustee. The Base Indenture and the Series 1999-3 Indenture Supplement are referred to herein as the “Indenture”. The Series 1999-3 Investor Notes are subject to all terms of the Indenture. All terms used in this Series 1999-3 Investor Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.
          The Series 1999-3 Investor Notes are and will be equally and ratably secured by the Series 1999-3 Collateral pledged as security therefor as provided in the Indenture and the Series 1999-3 Indenture Supplement.
          “Payment Date” means the 7th day of each month, or, if such date is not a Business Day, the next succeeding Business Day, commencing December 7, 1999.
          “Series 1999-3 Interest Period” means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 1999-3 Interest Period shall commence on and include the Series 1999-3 Closing Date and end on and include December 7, 1999.
          As described above, principal of this Series 1999-3 Investor Note shall be payable in the amounts and at the times set forth in the Indenture, provided, however, the entire unpaid principal amount of this Series 1999-3 Investor Note shall be due and payable on the Final Maturity Date. Notwithstanding the foregoing, principal on the Series 1999-3 Investor Notes will be paid earlier during the Series 1999-3 Amortization Period or as a result of a Decrease, each as described in the Indenture. All principal payments on the Series 1999-3 Investor Notes shall be made pro rata to the Noteholders entitled thereto.
          Payments of interest on this Series 1999-3 Investor Note due and payable on each Payment Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any Decrease, to the extent not in full payment of this Series 1999-3 Investor Note, shall be made by wire transfer to the Holder of record of this Series 1999-3 Investor Note (or one or more predecessor Series 1999-3 Investor Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Series 1999-3 Investor Note (or any one or more predecessor Series 1999-3 Investor Notes) effected by any payments made in accordance with the terms hereof and of the

2
Indenture shall be binding upon all future Holders of this Series 1999-3 Investor Note and of any Series 1999-3 Investor Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.
          The Issuer shall pay interest on overdue installments of interest at the Alternate Base Rate plus 2% to the extent lawful.
          This Series 1999-3 Note is nontransferable except in accordance with the Series 1999-3 Indenture Supplement.
          Each Series 1999-3 Investor Noteholder, by acceptance of a Series 1999-3 Investor Note, hereby covenants and agrees that, prior to the date which is one year and one day after the later of (i) the last day of the Series 1999-3 Amortization Period and (ii) the last day of the amortization period of any other Outstanding Series, it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.
          Each Series 1999-3 Investor Noteholder, by acceptance of a Series 1999-3 Investor Note, hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper issued by, or for the benefit of, a CP Conduit Purchaser, it will not institute against, or join any other Person in instituting against, such CP Conduit Purchaser (or the Person issuing Commercial Paper for the benefit of such CP Conduit Purchaser) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.
          Each Series 1999-3 Investor Noteholder, by acceptance of a Series 1999-3 Investor Note, hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.
          Each Series 1999-3 Investor Noteholder, by acceptance of a Series 1999-3 Investor Note, hereby represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. § 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this paragraph as defined in the Origination Trust Agreement), any other SUBI

3
Portfolio (used in this paragraph as defined in the Origination Trust Agreement), the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease SUBI, the Fleet Receivable SUBI or the Lease SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.
          It is the intent of the Issuer and each Series 1999-3 Investor Noteholder that, for Federal, state and local income and franchise tax purposes, the Series 1999-3 Investor Notes will evidence indebtedness of the Issuer secured by the Series 1999-3 Collateral. Each Series 1999-3 Investor Noteholder, by the acceptance of this Series 1999-3 Investor Note, agrees to treat this Series 1999-3 Investor Note for Federal, state and local income and franchise tax purposes as indebtedness of the Issuer.
          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Series 1999-3 Investor Notes under the Indenture at any time by the Issuer, the Administrator and the Indenture Trustee, with the consent of the Series 1999-3 Required Investor Noteholders. The Indenture also contains provisions permitting the Holders of Series 1999-3 Investor Notes representing specified percentages of the aggregate outstanding amount of the Series 1999-3 Investor Notes, on behalf of the Holders of all the Series 1999-3 Investor Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Series 1999-3 Investor Note (or any one or more predecessor Series 1999-3 Investor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Series 1999-3 Investor Note and of any Series 1999-3 Investor Note issued upon the

4
registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series 1999-3 Investor Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1999-3 Investor Notes issued thereunder.
          The term “Issuer” as used in this Series 1999-3 Investor Note includes any successor to the Issuer under the Indenture.
          This Series 1999-3 Investor Note and the Indenture shall be construed in accordance with the law of the State of New York and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.
          No reference herein to the Indenture and no provision of this Series 1999-3 Investor Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Series 1999-3 Investor Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

EXHIBIT B
TO SERIES 1999-3
INDENTURE SUPPLEMENT
FORM OF NOTICE OF INCREASE
                    , ___
The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001
Telecopier: 212 946 7776
Ladies and Gentlemen:
          Reference is hereby made to the Series 1999-3 Indenture Supplement, dated as of October 28, 1999 (as amended, modified, restated or supplemented, the “Indenture Supplement”), among Greyhound Funding LLC (the “Issuer”), PHH Vehicle Management Services LLC, as Administrator, The Chase Manhattan Bank, as Administrative Agent, the CP Conduit Purchasers, APA Banks and Funding Agents named therein and The Chase Manhattan Bank, as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999 (the “Base Indenture”) between the Issuer and the Indenture Trustee. Capitalized terms used in this Notice of Increase and not otherwise defined herein shall have the meanings assigned thereto in the Indenture Supplement.
          This letter constitutes the notice required in connection with any Increase pursuant to Section 2.3(a) of the Indenture Supplement.
          The Issuer hereby requests that an Increase be made by each Purchaser on                     , ___ in the aggregate amount equal to its Commitment Percentage of $                    .
          The Issuer hereby represents and warrants as of the date of such Increase after giving effect thereto, the conditions set forth in Sections 2.3(a) and (c) of the Indenture Supplement with respect to such Increase have been satisfied.

2
     IN WITNESS WHEREOF, the undersigned has caused this Increase Notice to be executed by its duly authorized officer as of the date first above written.

GREYHOUND FUNDING LLC

By:

Name:
Title:

cc:	The Chase Manhattan Bank,
as Indenture Trustee

EXHIBIT C
[* * *]

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D
TO SERIES 1999-3
INDENTURE SUPPLEMENT
FORM OF UCC CERTIFICATE
          The undersigned, an Authorized Officer of                        (the “[Company] [Trust]”), refers to (i) the Base Indenture, dated as of June 30, 1999 (as amended, supplemented and otherwise modified, the “Base Indenture”), between Greyhound Funding LLC and The Chase Manhattan Bank (“Chase”), as indenture trustee (the “Indenture Trustee”), and (ii) the Series 1999-3 Indenture Supplement to the Base Indenture, dated as of October 28, 1999, among Greyhound Funding LLC, PHH Vehicle Management Services LLC, as Administrator, Chase, as Administrative Agent and Indenture Trustee, and the certain CP Conduit Purchasers, APA Banks and Funding Agents named therein (the “Series 1999-1 Indenture Supplement”; collectively with the Base Indenture, the “Indenture”; terms used but not defined herein have the meanings given them in the Indenture), and, in connection therewith and with the transaction contemplated by the other Transaction Documents, hereby certifies as follows:
          1. Names. (a) The exact [limited liability company] [statutory business trust] name of [Company] [Trust], as such name appears in its certificate of [formation] [trust], is                     .
          (b) Set forth below is each other legal name [Company][Trust] has had since its organization, together with the date of the relevant change:
          (c) Except as set forth in Schedule A hereto, [Company][Trust] has not changed its identity or corporate structure in any way within the past five years.
          (d) The following is a list of all other names (including trade names or similar appellations) used by [Company][Trust] or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:
          2. Current Locations. (a) The chief executive office of [Company] [Trust] is located at the following address:

Name	Mailing Address	County	State
          (b) The following are all the locations where [Company][Trust] maintains any books or records relating to any accounts or chattel paper (each as defined in the UCC):

Name	Mailing Address	County	State

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          3. Federal Taxpayer Identification Number. The following is [Company][Trust]’s Federal Taxpayer Identification Number:
          4. Schedule or Filings. Attached hereto as Schedule B is a schedule setting forth each filing office in which a filing by [Company] [Trust], as debtor, of a financing statement on Form UCC-1 is to be made in connection with the transactions contemplated by the Transaction Documents.
          IN WITNESS WHEREOF, the undersigned has hereunto executed this certificate ___day of                     , 1999.

[NAME OF COMPANY OR TRUST]
By:
Name:
Title:

SCHEDULE A

SCHEDULE B
Maryland State Department of Assessments and Taxation
Delaware Secretary of State
New York Secretary of State
Nassau County, New York, County Clerk

EXHIBIT E
TO SERIES 1999-3
INDENTURE SUPPLEMENT
[FORM OF TRANSFER SUPPLEMENT]
          TRANSFER SUPPLEMENT, dated as of                     , among [NAME OF APA BANK] (the “Transferor”), each purchaser listed as an Acquiring APA Bank on the signature pages hereof (each, an “Acquiring APA Bank”), the Funding Agent with respect to such Acquiring APA Bank listed in the signature pages hereof (each, a “Funding Agent”), GREYHOUND FUNDING LLC, a Delaware limited liability company (the “Company”) and THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the “Administrative Agent”) and PHH VEHICLE MANAGEMENT SERVICES LLC, as Administrator (in such capacity, the “Administrator”).
W I T N E S S E T H:
          WHEREAS, this Transfer Supplement is being executed and delivered in accordance with subsection 11.10(c) of the Series 1999-3 Indenture Supplement, dated as of October 28, 1999 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Indenture Supplement”; terms defined therein being used herein as therein defined), among the Company, the Administrator, the CP Conduits, APA Banks and Funding Agents from time to time parties thereto, the Administrative Agent and The Chase Manhattan Bank, as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of October 28, 1999 (as amended by Supplemental Indenture No. 1 thereto, dated as of October 28, 1999 and as the same may be from time to time be further amended, supplemented or otherwise modified, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Company and the Indenture Trustee;
          WHEREAS, each Acquiring APA Bank (if it is not already an existing APA Bank) wishes to become an APA Bank party to the Indenture Supplement; and
          WHEREAS, the Transferor is selling and assigning to each Acquiring APA Bank, rights, obligations and commitments under the Indenture Supplement and the Series 1999-3 Investor Notes;

2
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Upon the execution and delivery of this Transfer Supplement by each Acquiring APA Bank, each Funding Agent, the Transferor, the Company, the Administrator and the Administrative Agent (the date of such execution and delivery, the “Transfer Issuance Date”), each Acquiring APA Bank shall be an Acquiring APA Bank party to the Indenture Supplement for all purposes thereof.
          2. The Transferor acknowledges receipt from each Acquiring APA Bank of an amount equal to the purchase price, as agreed between the Transferor and such Acquiring APA Bank (the “Purchase Price”), of the portion being purchased by such Acquiring APA Bank (such Acquiring APA Bank’s “Purchased Percentage”) of the Transferor’s Commitment under the Indenture Supplement [ADD IF APPLICABLE: and the Transferor’s Purchaser Invested Amount]. The Transferor hereby irrevocably sells, assigns and transfers to each Acquiring APA Bank, without recourse, representation or warranty, and each Acquiring APA Bank hereby irrevocably purchases, takes and assumes from the Transferor, such Acquiring APA Bank’s Purchased Percentage of the Transferor’s Commitment under the Indenture Supplement [ADD IF APPLICABLE: and the Transferor’s Purchaser Invested Amount].
          3. The Transferor has made arrangements with each Acquiring APA Bank with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor to such Acquiring APA Bank of any Commitment Fees heretofore received by the Transferor pursuant to the Indenture Supplement prior to the Transfer Issuance Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring APA Bank to the Transferor of Commitment Fees or Series 1999-3 Monthly Interest received by such Acquiring APA Bank pursuant to the Indenture Supplement from and after the Transfer Issuance Date.
          4. From and after the Transfer Issuance Date, amounts that would otherwise by payable to or for the account of the Transferor pursuant to the Indenture Supplement shall, instead, be payable to or for the account of the Transferor and the Acquiring APA Banks, as the case may be, in accordance with their respective interests as reflected in this Transfer Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.
          5. Each of the parties to this Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Transfer Supplement.
          6. By executing and delivering this Transfer Supplement, the Transferor and each Acquiring APA Bank confirm to and agree with each other and the APA Banks as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Indenture Supplement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture,

3
the Series 1999-3 Investor Notes, the Transaction Documents or any instrument or document furnished pursuant thereto; (ii) the Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, SPV, VMS or the Origination Trust or the performance or observance by the Company, SPV, VMS or the Origination Trust of any of their obligations under the Indenture, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring APA Bank confirms that it has received a copy of the Indenture and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Transfer Supplement; (iv) each Acquiring APA Bank will, independently and without reliance upon the Administrative Agent, the Transferor or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture; (v) each Acquiring APA Bank appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Indenture Supplement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 10 of the Indenture Supplement; (vi) each Acquiring APA Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Indenture are required to be performed by it as an Acquiring APA Bank and (vii) each Acquiring APA Bank confirms that it is an Eligible Assignee.
          7. Schedule I hereto sets forth the revised Commitment Percentages of the Transferor and each Acquiring APA Bank as well as administrative information with respect to each Acquiring APA Bank and its Funding Agent.
          8. This Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

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          IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[NAME OF SELLING APA BANK], as Transferor
By:
Title:

[NAME OF ACQUIRING APA BANK], as Acquiring APA Bank
By:
Title:

[NAME OF FUNDING AGENT FOR ACQUIRING APA BANK], as Funding Agent
By:
Title:

5

CONSENTED AND ACKNOWLEDGED: GREYHOUND FUNDING LLC
By:
Title:

PHH VEHICLE MANAGEMENT SERVICES LLC, as Administrator
By:
Title:

THE CHASE MANHATTAN BANK, as Administrative Agent
By:
Title:

SCHEDULE I
LIST OF ADDRESSES FOR NOTICES
AND OF COMMITMENT PERCENTAGES

THE CHASE MANHATTAN BANK, as
Administrative Agent

New York, New York
Attention:
Telecopier:
[TRANSFEROR]
     Address:
Prior Commitment Percentage:
Revised Commitment Percentage:
Prior Purchaser Invested Amount:
Revised Purchaser Invested Amount

[ACQUIRING APA BANK]	[FUNDING AGENT]
Address:	Address:
[Prior] Commitment Percentage:
[Revised Commitment Percentage:]
[Prior Purchaser Invested Amount]
[Revised] Purchaser Invested Amount:

EXHIBIT F
TO SERIES 1999-3
INDENTURE SUPPLEMENT
[FORM OF PURCHASER SUPPLEMENT]
          PURCHASER SUPPLEMENT, dated as of _____ , _____ among [NAME OF CP Conduit Purchaser] and [NAME OF APA BANK] (collectively, the “Transferor Purchaser”), the CP Conduit Purchaser and the APA Bank or Banks listed as the Acquiring Purchasers on the signature pages hereof (collectively, the “Acquiring Purchaser”), the Funding Agent with respect to such Acquiring Purchaser listed in the signature pages hereof (each, a “Funding Agent”), GREYHOUND FUNDING LLC, a Delaware limited liability company (the “Company”) and THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the “Administrative Agent”) and PHH VEHICLE MANAGEMENT SERVICES LLC, as Administrator (in such capacity, the “Administrator”).
W I T N E S S E T H:
          WHEREAS, this Purchaser Supplement is being executed and delivered in accordance with subsection 8.10(e) of the Series 1999-3 Indenture Supplement, dated as of October 28, 1999 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Indenture Supplement”; terms defined therein being used herein as therein defined), among the Company, the Administrator, the CP Conduit Purchasers, the APA Banks and the Funding Agents from time to time parties thereto, the Administrative Agent and The Chase Manhattan Bank, as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999 (as amended by Supplemental Indenture No. 1 thereto, dated as of October 28, 1999 and as the same may be from time to time be further amended, supplemented or otherwise modified, the “Base Indenture” and, together with the Indenture Supplement, the “Indenture”), between the Company and the Indenture Trustee;
          WHEREAS, the Acquiring Purchaser wishes to become a CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser; and
          WHEREAS, the Transferor Purchaser is selling and assigning to the Acquiring Purchaser their respective rights, obligations and commitments under the Indenture Supplement and the Series 1999-3 Investor Notes;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Upon the execution and delivery of this Purchaser Supplement by the Acquiring Purchaser, the Funding Agent with respect thereto, the Transferor Purchaser, the Company, the Administrator and the Administrative Agent (the date of such execution and delivery, the “Transfer Issuance Date”), the CP Conduit Purchaser and the APA Bank with respect to such Acquiring Purchaser shall be a party to the Indenture Supplement for all purposes thereof.
          2. The Transferor Purchaser acknowledges receipt from the Acquiring Purchaser of an amount equal to the purchase price, as agreed between the Transferor Purchaser and such Acquiring Purchaser (the “Purchase Price”), of the portion being purchased by such

Acquiring Purchaser (such Acquiring Purchaser’s “Purchased Percentage”) of the Transferor Purchaser’s Commitment Amount under the Indenture Supplement [ADD IF APPLICABLE: and the Transferor Purchaser’s Purchaser Invested Amount]. The Transferor Purchaser hereby irrevocably sells, assigns and transfers to the Acquiring Purchaser, without recourse, representation or warranty, and the Acquiring Purchaser hereby irrevocably purchases, takes and assumes from the Transferor Purchaser, such Acquiring Purchasers Purchased Percentage of the Transferor Purchaser’s Commitment under the Indenture Supplement [ADD IF APPLICABLE: and the Transferor Purchaser’s Purchaser Invested Amount].
          3. The Transferor Purchaser has made arrangements with the Acquiring Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Purchaser to such Acquiring Purchaser of any Commitment Fees heretofore received by the Transferor Purchaser pursuant to the Indenture Supplement prior to the Transfer Issuance Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Acquiring Purchaser to the Transferor Purchaser of Commitment Fees or Series 1999-[3][A] Monthly Interest received by such Acquiring Purchaser pursuant to the Indenture Supplement from and after the Transfer Issuance Date.
          4. From and after the Transfer Issuance Date, amounts that would otherwise by payable to or for the account of the Transferor Purchaser pursuant to the Indenture Supplement shall, instead, be payable to or for the account of the Transferor Purchaser and the Acquiring Purchasers, as the case may be, in accordance with their respective interests as reflected in this Purchase Supplement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.
          5. Each of the parties to this Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Transfer Supplement.
          6. By executing and delivering this Transfer Supplement, the Transferor Purchaser and the Acquiring Purchaser confirm to and agree with each other and the APA Banks as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Indenture Supplement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Indenture, the Series 1999-3 Investor Notes, the Transaction Documents or any instrumentor document furnished pursuant thereto; (ii) the Transferor Purchaser makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, SPV, VMS or the Origination Trust or the performance or observance by the Company, SPV, VMS or the Origination Trust of any of their obligations under the Indenture, the Transaction Documents or any other instrument or document furnished pursuant hereto; (iii) each Acquiring Purchaser confirms that it has received a copy of the Indenture and such other Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Transfer Supplement; (iv) each Acquiring Purchaser will, independently and without reliance upon the Administrative Agent, the Transferor Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture; (v) each Acquiring Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Indenture Supplement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 10 of the Indenture Supplement; (vi) each Acquiring Purchaser agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Indenture are required to be performed by it as an Acquiring Purchaser and (vii) each Acquiring Purchaser confirms that it is an Eligible Assignee.
          7. Schedule I hereto sets forth the revised Commitment Percentages of the Transferor Purchaser and each Acquiring Purchaser as well as administrative information with respect to the Acquiring Purchaser and its Funding Agent.
          8. This Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[NAME OF SELLING CP CONDUIT PURCHASER], as Transferor Purchaser
By:
Title:

[NAME OF SELLING APA BANK], as Transferor Purchaser
By:
Title:

[NAME OF ACQUIRING CP CONDUIT PURCHASER], as Acquiring Purchaser
By:
Title:

[NAME OF ACQUIRING PURCHASER], as Acquiring Purchaser
By:
Title:

[NAME OF FUNDING AGENT FOR ACQUIRING PURCHASER], as Funding Agent
By:
Title:

CONSENTED AND ACKNOWLEDGED:

GREYHOUND FUNDING LLC
By:
Title:

PHH VEHICLE MANAGEMENT SERVICES LLC, as Administrator
By:
Title:

THE CHASE MANHATTAN BANK, as Administrative Agent
By:
Title:

     FIRST AMENDMENT, dated as of October 26, 2000 (this “Amendment”), to the Series 1999-3 Supplement, dated as of October 28, 1999 (the “Indenture Supplement”), among Greyhound Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), The Chase Manhattan Bank, in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Chase Manhattan Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended (the “Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Notes were issued to the CP Conduit Purchasers.
W I T N E S S E T H:
     WHEREAS, the Issuer has requested, and, upon this Amendment becoming effective, the Issuer and the Indenture Trustee have agreed, that certain provisions of the Indenture Supplement be amended in the manner provided for in this Amendment.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Defined Terms. All capitalized terms defined in Schedule 1 to the Base Indenture or the Indenture Supplement and used herein shall have the meanings given to them therein.
          2. Amendments to Article 1 of the Indenture Supplement. Article 1 of the Indenture Supplement is hereby amended by deleting “0.35%” from clause (B) of paragraph (c) of the definition of “Monthly Funding Costs” and substituting in lieu thereof “0.275%”.
          3. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions precedent have been satisfied:
          (a) The Issuer shall have executed and delivered to the Indenture Trustee, and the Indenture Trustee shall have executed, this Amendment; and
          (b) The Indenture Trustee shall have received the agreement of the each of the Purchasers and the Issuer to the extension of the Scheduled Expiry Date and the consent of each of the Purchasers to this Amendment in the form of Exhibit A hereto.
          4. Miscellaneous.
          (a) Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee and the Purchasers for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.

          (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Indenture Supplement are and shall remain in full force and effect.
          (c) Governing Law; Counterparts. (i) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          (ii) This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

GREYHOUND FUNDING LLC
By:
Name:
Title:

THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Indenture Trustee
By:
Name:
Title:

     SECOND AMENDMENT, dated as of December 7, 2001 (this “Amendment”), to the Series 1999-3 Supplement, dated as of October 28, 1999, as amended as of October 26, 2000 (the “Indenture Supplement”), among Greyhound Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended (the “Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers.
W I T N E S S E T H:
     WHEREAS, the Issuer has requested, and, upon this Amendment becoming effective, the Issuer, the Administrator and the Indenture Trustee have agreed, that certain provisions of the Indenture Supplement be amended in the manner provided for in this Amendment.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Defined Terms. All capitalized terms defined in Schedule 1 to the Base Indenture or the Indenture Supplement and used herein shall have the meanings given to them therein.
          2. Amendments to Article 1 of the Indenture Supplement. Article 1 of the Indenture Supplement is hereby amended by (a) deleting the definition of Series 1999-3 Required Enhancement Amount in its entirety and substituting in lieu thereof the following new definition of Series 1999-3 Required Enhancement Amount:
     “‘Series 1999-3 Required Enhancement Amount’ means, on any date of determination, an amount equal to the sum of (a) the greater of (i) the Series 1999-3 Required PMI Percentage of the aggregate liquidation preference of the Series 1999-3 Senior Preferred Membership Interests on such date and (ii) (A) during the Series 1999-3 Revolving Period, the Series 1999-3 Required Percentage of the Series 1999-3 Maximum Invested Amount on such date or (B) during the Series 1999-3 Amortization Period, the Series 1999-3 Required Percentage of the Maximum Invested Amount on the last day of the Series 1999-3 Revolving Period plus (b), if the Three-Month Average Residual Value Loss Ratio with respect to the most recent Settlement Date exceeded 12.50%, an amount equal to the product of (a) the Series 1999-3 Invested Percentage as of the last day of the Monthly Period immediately preceding such Settlement Date and (b) 90% of the amount by which the Aggregate Residual Value Amount exceeded the Excess Residual Value Amount, in each case, as of that date; provided, however, that, after the declaration or occurrence of an Amortization Event, the Series 1999-3 Required Enhancement Amount

shall equal the Series 1999-3 Required Enhancement Amount on the date of the declaration or occurrence of such Amortization Event.”
and (b) adding the following new definitions in alphabetical order:
     “Series 1999-3 Required Percentage” means, on any date of determination, 15.9425% unless:
     (d) for the most recent Settlement Date all of the following were true:
          (1) the Three Month Average Charge-Off Ratio was 0.50 % or less;
          (2) the Twelve Month Average Charge-Off Ratio was 0.25% or less;
          (3) the Three Month Average Residual Value Loss Ratio was 10.00% or less;
          (4) the Twelve Month Average Residual Value Loss Ratio was 5.00% or less;
          (5) the Three Month Average Paid-In Advance Loss Ratio was 1.00% or less;
          (6) the Twelve Month Average Paid-In Advance Loss Ratio was 0.50% or less; and
          (7) the Three Month Average Delinquency Ratio was 4.50% or less; in which case, the Series 1999-3 Required Percentage on such date will equal 14.9425% or
     (e) for the most recent Settlement Date any one of the following was true:
          (1) the Three Month Average Charge-Off Ratio exceeded 0.75%;
          (2) the Twelve Month Average Charge-Off Ratio exceeded 0.50%;
          (3) the Three Month Average Residual Value Loss Ratio exceeded 12.50%;
          (4) the Twelve Month Average Residual Value Loss Ratio exceeded 10.00%;
          (5) the Twelve Month Average Paid-In Advance Loss Ratio exceeded 0.75%; or
          (6) the Three Month Average Delinquency Ratio exceeded 6.00%; in which case, the Series 1999-3 Required Percentage on such date will equal 16.9425%.
          “Series 1999-3 Required PMI Percentage” means, on any date of determination, 166.27% unless:

     (a) for the most recent Settlement Date all of the following were true:
          (1) the Three Month Average Charge-Off Ration was 0.50% or less;
          (2) the Twelve Month Average Charge-Off Ration was 0.25% or less;
          (3) the Three Month Average Residual Value Loss Ratio was 10.00% or less;
          (4) the Twelve Month Average Residual Value Loss Ratio was 5.00% or less;
          (5) the Three Month Average Paid-In Advance Loss Ratio was 1.00% or less;
          (6) the Twelve Month Average Paid-In Advance Loss Ratio was 0.50% or less;
          (7) the Three Month Average Delinquency Ratio was 4.50% or less; in which case, the Series 1999-3 Required PMI Percentage on such date will equal 154.39% or
     (b) for the most recent Settlement Date any one of the following was true:
          (1) the Three Month Average Charge-Off Ratio exceeded 0.75%;
          (2) the Twelve Month Average Charge-Off Ratio exceeded 0.50%;
          (3) the Three Month Average Residual Value Loss Ratio exceeded 12.50%;
          (4) the Twelve Month Average Residual Value Loss Ratio exceeded 10.00%
          (5) the Twelve Month Average Paid in Advance Loss Ratio exceeded 0.75%; or
          (6) the Three Month Average Delinquency Ratio exceeded 6.00%. in which case, the Series 1999-3 Required PMI Percentage on such date will equal 175.06%.
          3. Amendments to Article 4 of the Indenture Supplement. Article 4 of the Indenture Supplement is hereby amended by (a) deleting “0.75%” from paragraph (f) thereof and substituting in lieu thereof “1.00%”, (b) deleting “6.0%” from paragraph (i) thereof and substituting in lieu thereof “7.0%”, (c) deleting paragraph (g) thereof in its entirety and reordering paragraphs (h) through (v) thereof as paragraphs (g) through (u), (d) changing the reference to “any event described in clause (q) through (v) above” in the first sentence thereof to a reference to “any event described in clause (p) through (u) above” and (e) changing the reference to “any event described in clauses (a) through (p) above” in the second sentence thereof to a reference to “any event described in clauses (a) through (o) above”.
          4. Amendment to Article 11. Article 11 of the Indenture Supplement is hereby amended by inserting the following new paragraph (e) to Section 11.7:
     “(e) The Issuer reserves the right, without any consent or other action of the Series 1999-3 Investor Noteholders, to amend Schedule 1 to the Base Indenture by (i) deleting “15%” from clause (a)(ii) of the definition of Excess Longer-Term Lease Amount and substituting in lieu thereof “20%”, (ii) deleting “5%” from clause (b)(ii) of the definition of Excess Longer-Term Lease Amount and substituting in lieu thereof “7.5%” and (iii) deleting “10%” from clause (ii) of the definition of Excess Residual Value Amount and substituting in lieu thereof “7.5%”.”
          5. Amendment to Schedule 1. Schedule I to the Indenture Supplement is hereby amended by deleting said Schedule in its entirety and substituting in lieu thereof new Schedule I in the form of Schedule A to this Amendment.
          6. Conditions to Effectiveness. This Amendment shall become effective on December 7, 2001 (the “Amendment Effective Date”) if each of the following conditions precedent shall have been satisfied on or prior to such day:
          (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee;
          (b) The representations and warranties of the Issuer and VMS contained in the Transaction Documents shall be true and correct in all material respects as of the Amendment Effective Date;
          (c) The Issuer shall have signed and directed the Indenture Trustee to authenticate and deliver to the Funding Agent with respect to each Purchaser a new Series 1999-3 Investor Note in the name of such Funding Agent in an amount equal to the Maximum Purchaser Invested Amount with respect to such Purchaser set forth on Schedule A to this Amendment in exchange for the Series 1999-3 Investor Note previously delivered to such Funding Agent;
          (d) One or more of the CP Conduit Purchasers and the APA Banks with respect to such CP Conduit Purchasers shall have made such assignments to one or more of the other CP Conduit Purchasers and the APA Banks with respect to such CP Conduit Purchasers in accordance with Section 11.10(e) of the Indenture Supplement, as directed by the Administrative Agent, with the result that after giving effect thereto and before giving effect to any Increases on the Amendment Effective Date, the Purchaser Invested Amount with respect to each CP Conduit Purchaser shall equal the amount set forth on Schedule B to this Amendment, and shall have delivered the related Purchaser Supplements to the Administrative Agent and the Issuer;
          (e) The Indenture Trustee shall have received the agreement of each of the Purchasers and the Issuer to the extension of the Scheduled Expiry Date and the consent of each of the Purchasers to this Amendment in the form of Exhibit A to this Amendment;

          (f) The Issuer shall have paid to the APA Bank with respect to each CP Conduit Purchaser the non-refundable renewal fee contemplated by that certain fee letter dated the date hereof among the Issuer, the Administrative Agent and each of the APA Banks; and
          (g) The Administrative Agent shall have received a letter from each of Standard & Poor’s and Moody’s assessing the credit risk assigned by Standard & Poor’s and Moody’s, respectively, to the Series 1999-3 Investor Notes as AAA and Aaa, respectively.
          7. Miscellaneous.
          (a) Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee and the Purchasers for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.
          (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Indenture Supplement are and shall remain in full force and effect.
          (c) Governing Law; Counterparts. (i) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          (ii) This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

GREYHOUND FUNDING LLC
By:	/s/ Tony Wong
	Name:	Tony Wong
	Title:	Vice President

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:
Name:
Title:

JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee
By:
Name:
Title:

IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

GREYHOUND FUNDING LLC
By:
Name:
Title:

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:	/s/ Joseph Weikel
	Name:	Joseph W. Weikel
	Title:	Senior Vice President

JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee
By:
Name:
Title:

IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

GREYHOUND FUNDING LLC
By:
Name:
Title:

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:
Name:
Title:

JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee
By:	/s/ Patricia M.F. Russo
	Name:	Patricia M.F. Russo
	Title:	Vice President

     THIRD AMENDMENT, dated as of December 6, 2002 (this “Amendment”), to the Series 1999-3 Supplement, dated as of October 28, 1999, as amended as of October 26, 2000 and December 7, 2001 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended (the “Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers.
W I T N E S S E T H:
     WHEREAS, the Issuer intends to issue an additional Series of Investor Notes in an aggregate principal amount of not less than $544,900,000 (the “Series 2002-2 Investor Notes”), apply a portion of the proceeds of such issuance to reduce the Purchaser Invested Amount with respect to Black Forest Funding Corporation and Bayerische Hypo-Und Vereinsbank AG, New York Branch (the “Non-Extending Purchaser Group”), to zero, apply a portion of the proceeds of such issuance otherwise to the reduction of the Series 1999-3 Invested Amount and, on the January 2003 Payment Date, apply $38,713,142 of the proceeds of such issuance to the partial redemption of the Series 1999-3 Senior Preferred Membership Interests held by Hunt Valley LLC (the “Series 1999-3 PMI Redemption”); and
     WHEREAS, the Issuer has requested, and, upon this Amendment becoming effective, the Issuer, the Administrator and the Indenture Trustee have agreed, that certain provisions of the Indenture Supplement be amended in the manner provided for in this Amendment;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Defined Terms. All capitalized terms defined in Schedule 1 to the Base Indenture or the Indenture Supplement and used herein shall have the meanings given to them therein.
          2. Amendments to Article 1 of the Indenture Supplement. Article 1 of the Indenture Supplement is hereby amended by (a) deleting the definition of Applicable Margin in its entirety and substituting in lieu thereof the following new definition of Applicable Margin:
          “‘Applicable Margin’ means on any date of determination, 1.25% per annum; provided, however that after the occurrence of an Amortization Event or a Potential Amortization Event, the Applicable Margin shall equal 1.50% per annum.”; and

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   (b) deleting the definition of Change in Law in its entirety and substituting in lieu thereof the following new definition of Change in Law:
          “‘Change in Law’ means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 1999-3 Closing Date, (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in each case, whether foreign or domestic (each an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 1999-3 Closing Date or (c) any request, guideline or directive (whether or not having the force of law) from any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each an “Accounting Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Accounting Body (whether or not having the force of law) made, issued or occurring after December 6, 2002.”
          3. Application of the Proceeds of the Series 2002-2 Investor Notes. The Issuer hereby agrees to apply a portion of the proceeds of the original issuance of the Series 2002-2 Investor Notes in the following manner:
          (a) on the date of the issuance of the Series 2002-2 Investor Notes (the “Series 2002-2 Closing Date”), to reduce the Purchaser Invested Amount with respect to the Non-Extending Purchaser Group to zero;
          (b) on the Series 2002-2 Closing Date, to effect a Decrease and reduce the Series 1999-3 Invested Amount, after giving effect to the reduction of the Purchaser Invested Amount with respect to the Non-Extending Purchaser Group, such that the Series 1999-3 Invested Amount is less than or equal to $1,000,000,000; and
          (c) on the January 2003 Payment Date, to effect the Series 1999-3 PMI Redemption.
     The Issuer shall give the Administrative Agent prior written notice of the Series 2002-2 Closing Date and of the amount of the Decrease to be effected on the Series 2002-2 Closing Date no less than five Business Days prior to the occurrence thereof.

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          4. Amendment to Schedule I. On the Series 2002-2 Closing Date, the Series 1999-3 Maximum Invested Amount shall be reduced to $1,000,000,000 and Schedule I to the Indenture Supplement shall be amended by deleting such Schedule in its entirety and substituting in lieu thereof new Schedule I in the form of Schedule A to this Amendment if each of the following conditions precedent shall have been satisfied on such date:
          (a) the Issuer shall have applied the proceeds of the original issuance of the Series 2002-2 Investor Notes in accordance with clauses (a) and (b) of Section 3 of this Amendment;
          (b) one or more of the CP Conduit Purchasers and the APA Banks with respect to such CP Conduit Purchasers shall have made assignments to one or more of the other CP Conduit Purchasers and the APA Banks with respect to such CP Conduit Purchasers in accordance with Section 11.10(e) of the Indenture Supplement, as directed by the Administrative Agent, with the result that after giving effect thereto, the Pro Rata Share with respect to each CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser shall equal the Commitment Percentage with respect to such CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser, calculated using the Maximum Purchaser Invested Amount with respect to such CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser set forth on Schedule A to this Amendment; and
          (c) the Issuer shall have signed and directed the Indenture Trustee to authenticate and deliver to the Funding Agent with respect to each Purchaser (other than the Non-Extending Purchaser Group) a new Series 1999-3 Investor Note in the name of such Funding Agent in an amount equal to the Maximum Purchaser Invested Amount with respect to such Purchaser set forth on Schedule A to this Amendment in exchange for the Series 1999-3 Investor Note delivered to such Funding Agent on December 7, 2001.
          5. Conditions to Effectiveness. This Amendment shall become effective on December 6, 2002 (the “Amendment Effective Date”) if each of the following conditions precedent shall have been satisfied on or prior to such day:
          (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee;
          (b) The representations and warranties of the Issuer and VMS contained in the Transaction Documents shall be true and correct in all material respects as of the Amendment Effective Date;
          (c) The Indenture Trustee shall have received the consent of each of the Purchasers to this Amendment in the form of Exhibit A to this Amendment;

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          (d) The Issuer shall have paid to the APA Banks with respect to each CP Conduit Purchaser (other than the APA Bank in the Non-Extending Purchaser Group) the non-refundable renewal fee contemplated by that certain fee letter dated the date hereof among the Issuer, the Administrative Agent and each of the APA Banks (other than the APA Bank in the Non-Extending Purchaser Group); and
          (e) The Indenture Trustee shall have received the agreement of each of the Purchasers (other than the Non-Extending Purchaser Group) and the Issuer to the extension of the Scheduled Expiry Date in the form of Exhibit B to this Amendment.
     6. Miscellaneous.
          (a) Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee and the Purchasers for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.
          (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Indenture Supplement are and shall remain in full force and effect.
          (c) Governing Law; Counterparts. (i) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          (ii) This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

5

IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC
By:	/s/ Joseph Weikel
	Name:	Joseph W. Weikel
Title:

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:	/s/ Joseph Weikel
	Name:	Joseph W. Weikel
Title:

JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee
By:
Name:
Title:

6

IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:
Name:
Title:

JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee
By:	/s/ Kevin Crombie
	Name:	Kevin Crombie
	Title:	Assistant Vice President

EXHIBIT A
TO THIRD AMENDMENT
TO INDENTURE SUPPLEMENT
Consent of Purchasers
     Reference is made to that certain Series 1999-3 Supplement, dated as of October 28, 1999, as amended as of October 26, 2000 and December 7, 2001 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended, between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers and that certain Third Amendment to the Indenture Supplement, dated as of December 6, 2002 (the “Third Amendment to the Indenture Supplement”), among the Issuer, the Administrator and the Indenture Trustee. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.
     The undersigned hereby consent to the execution, delivery and performance of the Third Amendment to the Indenture Supplement by the parties thereto and agree, on the Series 2002-2 Closing Date (as defined in the Third Amendment), to enter into such Purchaser Supplements as are necessary to satisfy the condition set forth in Section 4(c) of the Third Amendment.
          Dated: December 6, 2002

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

PARK AVENUE RECEIVABLES CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

JPMORGAN CHASE BANK, as an APA Bank
By:
Name:
Title:

VARIABLE FUNDING CAPITAL CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

BANK ONE, NA, as an APA Bank
By:
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank
By:
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser
By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank
By:

Name:
Title:

By:
Name:
Title:

QUINCY CAPITAL CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

BANK OF AMERICA, N.A., as an APA Bank
By:
Name:
Title:

ASSET SECURITIZATION COOPERATIVE CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

BLACK FOREST FUNDING CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

EXHIBIT B
TO THIRD AMENDMENT
TO INDENTURE SUPPLEMENT
Extension of Scheduled Expiry Date
     Reference is made to that certain Series 1999-3 Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001 and December 6, 2002 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended, between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.
     The undersigned hereby agree to extend the Scheduled Expiry Date to December 5, 2003, effective on the date hereof.
          Dated: December 6, 2002

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

PARK AVENUE RECEIVABLES CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

JPMORGAN CHASE BANK, as an APA Bank
By:
Name:
Title:

VARIABLE FUNDING CAPITAL CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

BANK ONE, NA, as an APA Bank
By:
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank
By:
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser
By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

QUINCY CAPITAL CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

BANK OF AMERICA, N.A., as an APA Bank
By:
Name:
Title:

ASSET SECURITIZATION COOPERATIVE CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A TO THIRD AMENDMENT TO SERIES 1999-3 INDENTURE SUPPLEMENT

			Maximum Purchaser
CP Conduit Purchaser	APA Bank	Funding Agent	Invested Amount	Match Funding
Falcon Asset Securitization Corporation	Bank One, NA 1 Bank One Plaza Suite IL1 — 0596 Chicago, IL 60670	Bank One, NA	$165,000,000	Yes
Park Avenue Receivables Corporation	JPMorgan Chase Bank 270 Park Avenue New York, NY 10017	JPMorgan Chase Bank	$150,000,000	No
Quincy Capital Corporation	Bank of America, N.A. 231 South LaSalle Street Chicago, IL 60697	Bank of America, N.A.	$150,000,000	No
Variable Funding Capital Corporation	Wachovia Bank, National Association 301 South College Street Charlotte, NC 28288	Wachovia Securities, Inc.	$150,000,000	No
Liberty Street Funding Corp	The Bank of Nova Scotia, New York Agency 190 South LaSalle Street Chicago, IL 60603	The Bank of Nova Scotia, New York Agency	$135,000,000	No
Compass US Acquisition, LLC	WestLB AG, New York Branch 1211 Avenue of the Americas New York, NY 10036	WestLB AG, New York Branch	$125,000,000	No
Asset Securitization Cooperative Corporation	Canadian Imperial Bank of Commerce 425 Lexington Avenue New York, New York 10017	Canadian Imperial Bank of Commerce	$125,000,000	No

EXECUTION COPY
     FOURTH AMENDMENT, dated as of September 8, 2003 (this “Amendment”), to the Series 1999-3 Indenture Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001 and December 6, 2002 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents (the “Administrative Agent”), and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended (the “Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers.
W I T N E S S E T H:
     WHEREAS, the Issuer has requested, and, upon this Amendment becoming effective, the Issuer, the Administrator and the Indenture Trustee have agreed, that certain provisions of the Indenture Supplement be amended in the manner provided for in this Amendment;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Defined Terms. All capitalized terms defined in Schedule 1 to the Base Indenture or the Indenture Supplement and used herein shall have the meanings given to them therein.
          2. Amendments to Article 1 of the Indenture Supplement. Article 1 of the Indenture Supplement is hereby amended by deleting (a) “166.27%” from the definition of “Series 1999-3 Required PMI Percentage” and substituting in lieu thereof “135.0501%”, (b) “154.39%” from the definition of “Series 1999-3 Required PMI Percentage” and substituting in lieu thereof “126.5790%” and (c) “175.06%” from the definition of “Series 1999-3 Required PMI Percentage” and substituting in lieu thereof “143.5211%”.
          3. Conditions to Effectiveness. This Amendment shall become effective on September 8, 2003 (the “Amendment Effective Date”) if each of the following conditions precedent shall have been satisfied on or prior to such day:
          (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee;

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          (b) The representations and warranties of the Issuer and VMS contained in the Transaction Documents shall be true and correct in all material respects as of the Amendment Effective Date; and
          (c) The Indenture Trustee shall have received the consent of each of the Purchasers to this Amendment in the form of Exhibit A to this Amendment.
          4. Miscellaneous.
          (a) Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee and the Purchasers for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.
          (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Indenture Supplement are and shall remain in full force and effect.
          (c) Governing Law; Counterparts. (i) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
               (i) This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC
By:	/s/ Joseph Weikel
	Name:	Joseph W. Weikel
	Title:	Senior Vice President, General Counsel and Assistant Secretary

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:	/s/ Joseph Weikel
	Name:	Joseph W. Weikel
	Title:	Senior Vice President, General Counsel and Assistant Secretary

JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee
By:
Name:
Title:

IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:
Name:
Title:

JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee
By:	/s/ Wen Hao Wang
	Name:	WEN HAO WANG
	Title:	Asst. Vice President

EXHIBIT A
TO FOURTH AMENDMENT
TO INDENTURE SUPPLEMENT
Consent of Purchasers
     Reference is made to that certain Series 1999-3 Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001 and December 6, 2002 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended, between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers and that certain Fourth Amendment to the Indenture Supplement, dated as of September 8, 2003 (the “Fourth Amendment to the Indenture Supplement”), among the Issuer, the Administrator and the Indenture Trustee. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.
     The undersigned hereby consent to the execution, delivery and performance of the Fourth Amendment to the Indenture Supplement by the parties thereto.
          Dated: September 8, 2003

CHESAPEAKE FUNDING LLC
By:	/s/ Joseph Weikel
Name:
Title:

PARK AVENUE RECEIVABLES CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

EXHIBIT A
TO FOURTH AMENDMENT
TO INDENTURE SUPPLEMENT
Consent of Purchasers
     Reference is made to that certain Series 1999-3 Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001 and December 6, 2002 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended, between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers and that certain Fourth Amendment to the Indenture Supplement, dated as of September 8, 2003 (the “Fourth Amendment to the Indenture Supplement”), among the Issuer, the Administrator and the Indenture Trustee. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.
     The undersigned hereby consent to the execution, delivery and performance of the Fourth Amendment to the Indenture Supplement by the parties thereto.
          Dated: September 8, 2003

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

PARK AVENUE RECEIVABLES CORPORATION, as a CP Conduit Purchaser
By:	/s/ Andrew L. Stidd
	Name:	Andrew L. Stidd
	Title:	President

JPMORGAN CHASE BANK, as an APA Bank
By:	/s/ Bradley S. Schwartz
	Name:	Bradley S. Schwartz
	Title:	Managing Director

VARIABLE FUNDING CAPITAL CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

BANK ONE, NA, as an APA Bank
By:
Name:
Title:

JPMORGAN CHASE BANK, as an APA Bank
By:
Name:
Title:

VARIABLE FUNDING CAPITAL CO RATION, as a Conduit Purchaser
By:	/s/ Douglas R. Wilson, Sr.
	Name:	DOUGLAS R. WILSON, SR.
	Title:	VICE PRESIDENT

WACHOVIA BANK, NATIONAL ASSOCIATION as an APA BANK
By:	/s/ Prakash B, Wadh
	Name:	PRAKASH B. WADH
	Title:	VICE PRESIDENT

FALCON ASSET SECURITIZATION CORPORATION as a CP Conduit Purchaser
By:
Name:
Title:

BANK ONE, NA, as an APA Bank
By:
Name:
Title:

JPMORGAN CHASE BANK, as an APA Bank
By:
Name:
Title:

VARIABLE FUNDING CAPITAL CO RATION, as a Conduit Purchaser
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION as an APA BANK
By:
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION as a CP Conduit Purchaser
By:	/s/ Lon A. Grubb
	Name:	Lon A. Grubb
	Title:	Authorized Signer

BANK ONE, NA, as an APA Bank
By:	/s/ Lon A. Grubb
	Name:	Lon A. Grubb
	Title:	Managing Director, Capital Markets

YC SUSI TRUST, as a CP Conduit Purchaser
By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ Marianne Mihalik
	Name:	MARIANNE MIHALIK
	Title:	Principal

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank
By:	/s/ Marianne Mihalik
	Name:	MARIANNE MIHALIK
	Title:	Principal

ASSET SECURITIZATION COOPERATIVE , CORPORATION, as a CP Conduit Purchaser

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as an APA Bank

By:
Name:
Title:

By:
Name:
Title:

YC SUSI TRUST, as a CP Conduit Purchaser
By:	Bank of America, National Association, as Administrative Trustee

By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank

By:
Name:
Title:

ASSET SECURITIZATION COOPERATIVE , CORPORATION, as a CP Conduit Purchaser

By:	/s/ Charles J. Polizzi
	Name:	CHARLES J. POLIZZI
	Title:	VP AND TREASURER

CANADIAN IMPERIAL BANK OF COMMERCE, as an APA Bank

By:	/s/ Mark D. O'Keefe
	Name:	MARK D. O'KEEFE
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Robert D. Castro
	Name:	ROBERT D. CASTRO
	Title:	AUTHORIZED SIGNATORY

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:	/s/ Andrew L. Stiff
	Name:	Andrew L. Stidd
	Title:	President

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank

By:
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser

By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank

By:	/s/ Michael Eden
	Name:	MICHAEL EDEN
	Title:	DIRECTOR

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser

By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank
By:
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

WESTLB AG, New York Branch, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank
By:
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser
By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank
By:	/s/ Michael E. Fitzgerald
	Name:	MICHAEL E. FITZGERALD
	Title:	EXECUTIVE DIRECTOR GLOBAL SPECIALIZED FINANCE

By:
	Name:	Anne Lacombe
	Title:	Director

     FIFTH AMENDMENT, dated as of December 5, 2003 (this “Amendment”), to the Series 1999-3 Indenture Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001, December 6, 2002 and September 8, 2003 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended (the “Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers.
W I T N E S S E T H:
     WHEREAS, the Issuer has requested, and, upon this Amendment becoming effective, the Issuer, the Administrator and the Indenture Trustee have agreed, that certain provisions of the Indenture Supplement be amended in the manner provided for in this Amendment.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Defined Terms. All capitalized terms defined in Schedule 1 to the Base Indenture or the Indenture Supplement and used herein shall have the meanings given to them therein.
          2. Amendment to Article 4 of the Indenture Supplement. Article 4 of the Indenture Supplement is hereby amended by (i) deleting the word “ARAC” from paragraph (n) thereof and substituting the following in lieu thereof: “Avis Group Holdings, Inc., PHH Corporation (“PHH”), Cendant Corporation (“Cendant”)” and (ii) deleting the word “ARAC” from paragraph (t) thereof and substituting in lieu thereof: “Cendant, PHH”.
          3. Amendment to Article 11 of the Indenture Supplement. Article 11 of the Indenture Supplement is hereby amended by (i) inserting “(x)” before the words “to amend Schedule 1” in the second line of paragraph (e) of Section 11.7 and (ii) adding the following to the end of paragraph (e) of Section 11.7 immediately before the “.” at the end of such paragraph: “and (y) to consent to the termination of the ARAC Guaranty”.

2

          4. Amendment to Schedule 1. On the Amendment Effective Date, the Series 1999-3 Maximum Invested Amount shall be reduced to $800,000,000 and Schedule 1 to the Indenture Supplement shall be amended by deleting such Schedule in its entirety and substituting in lieu thereof new Schedule 1 in the form of Schedule A to this Amendment.
          5. Conditions to Effectiveness. This Amendment shall become effective on December 5, 2003 (the “Amendment Effective Date”), if each of the following conditions precedent shall have been satisfied on or prior to such day:
          (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee;
          (b) The representations and warranties of the Issuer and VMS contained in the Transaction Documents shall be true and correct in all material respects as of the Amendment Effective Date;
          (c) The Indenture Trustee shall have received the consent of each of the Purchasers to this Amendment in the form of Exhibit A to this Amendment;
          (d) The Issuer shall have paid to the APA Banks with respect to each CP Conduit Purchaser the non-refundable renewal fee contemplated by that certain fee letter dated the date hereof among the Issuer, the Administrative Agent and each of the APA Banks;
          (e) The Issuer shall have signed and directed the Indenture Trustee to authenticate and deliver to the Funding Agent with respect to each Purchaser a new Series 1999-3 Investor Note in the name of such Funding Agent in an amount equal to the Maximum Purchaser Invested Amount with respect to such Purchaser set forth on Schedule A to this Amendment in exchange for the Series 1999-3 Investor Note delivered to such Funding Agent on December 6, 2002; and
          (f) The Indenture Trustee shall have received the agreement of each of the Purchasers and the Issuer to the extension of the Scheduled Expiry Date in the form of Exhibit B to this Amendment.
          6. Miscellaneous.
          (a) Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee and the Purchasers for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.
          (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Indenture Supplement are and shall remain in full force and effect.
          (c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND

3

THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          (d) Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

4

     IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:
Name:
Title:

JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee
By:
Name:
Title:

EXHIBIT A
TO FIFTH AMENDMENT
TO INDENTURE SUPPLEMENT
Consent of Purchasers
     Reference is made to that certain Series 1999-3 Indenture Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001, December 6, 2002 and September 8, 2003 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended, between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers and that certain Fifth Amendment to the Indenture Supplement, dated as of December 5, 2003 (the “Fifth Amendment to the Indenture Supplement”), among the Issuer, the Administrator and the Indenture Trustee. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.
     The undersigned hereby consent to the execution, delivery and performance of the Fifth Amendment to the Indenture Supplement by the parties thereto.
          Dated: December 5, 2003

PARK AVENUE RECEIVABLES CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

JPMORGAN CHASE BANK, as an APA Bank
By:
Name:
Title:

VARIABLE FUNDING CAPITAL CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

BANK ONE, NA as an APA Bank
By:
Name:
Title:

YC SUSI TRUST, as a CP Conduit Purchaser
By:	Bank of America, National Association, as Administrative Trustee

By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

ASSET SECURITIZATION COOPERATIVE CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, As an APA Bank
By:
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank
By:
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser
By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

EXHIBIT B
TO FIFTH AMENDMENT
TO INDENTURE SUPPLEMENT
Extension of Scheduled Expiry Date
     Reference is made to that certain Series 1999-3 Indenture Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001, December 6, 2002, September 8, 2003 and December 5, 2003 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended, between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.
     The undersigned hereby agree to extend the Scheduled Expiry Date to December 3, 2004, effective on the date hereof.
          Dated: December 5, 2003

CHESAPEAKE FUNDING LLC
By:
Name:
Title:

PARK AVENUE RECEIVABLES CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

JPMORGAN CHASE BANK, as an APA Bank
By:
Name:
Title:

VARIABLE FUNDING CAPITAL CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

BANK ONE, NA as an APA Bank
By:
Name:
Title:

YC SUSI TRUST, as a CP Conduit Purchaser
By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

ASSET SECURITIZATION COOPERATIVE CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, As an APA Bank
By:
Name:
Title:

By:
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank
By:
Name:
Title:

COMPASS US ACQUISITION, LLC as a CP Conduit Purchaser
By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

Schedule A
SCHEDULE 1 TO FIFTH AMENDMENT TO SERIES 1999-3 INDENTURE SUPPLEMENT

			Maximum
			Purchaser
			Invested	Match
CP Conduit Purchaser	APA BANK	Funding Agent	Amount	Funding
Falcon Asset Securitization Corporation	Bank One, NA 1 Bank One Plaza Suite IL1-0596 Chicago, IL 60670	Bank One, NA	$132,000,000	Yes
Park Avenue Receivables Corporation	JPMorgan Chase Bank 270 Park Avenue New York, NY 10017	JPMorgan Chase Bank	$120,000,000	No
YC Susi Trust	Bank of America, N.A. 231 South LaSalle Street Chicago, IL 60697	Bank of America, N.A.	$120,000,000	No
Variable Funding Capital Corporation	Wachovia Bank, National Association 301 South College Street Charlotte, NC 28288	Wachovia Securities, Inc.	$120,000,000	No

Liberty Street Funding Corp.	The Bank of Nova Scotia, New York Agency 190 South LaSalle Street Chicago, IL 60603	The Bank of Nova Scotia, New York Agency	$108,000,000	No
Compass US acquisition, LLC	WestLB AG, New York Branch 1211 Avenue of the Americas	WestLB AG, New York Branch	$100,000,000	No
Asset Securitization Cooperative Corporation	Canadian Imperial Bank of Commerce 425 Lexington Avenue New York, New York 10017	Canadian Imperial Bank of Commerce	$100,000,000

EXECUTION COPY
     SIXTH AMENDMENT, dated as of January 30, 2004 (this “Amendment”), to the Series 1999-3 Indenture Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001, December 6, 2002, September 8, 2003 and December 5, 2003 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended (the “Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers.
W I T N E S S E T H:
     WHEREAS, the Issuer has requested, and, upon this Amendment becoming effective, the Issuer, the Administrator and the Indenture Trustee have agreed, that certain provisions of the Indenture Supplement be amended in the manner provided for in this Amendment.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
          1. Defined Terms. All capitalized terms defined in Schedule 1 to the Base Indenture or the Indenture Supplement and used herein shall have the meanings given to them therein.
          2. Amendments to Article 1 of the Indenture Supplement. Article I of the Indenture Supplement is hereby amended by (a) deleting the definition of Series 1999-3 Required Enhancement Amount in its entirety and substituting in lieu thereof the following new definition of Series 1999-3 Required Enhancement Amount:
     “‘Series 1999-3 Required Enhancement Amount’ means, on any date of determination, an amount equal to the sum of (a) the greater of (i) the Series 1999-3 Required PMI Percentage of the aggregate liquidation preference of the Series 1999-3 Senior Preferred Membership Interests on such date and (ii) (A) during the Series 1999-3 Revolving Period, the Series 1999-3 Required Percentage of the sum of (x) the Series 1999-3 Maximum Invested Amount on such date and (y) during any Paydown Period, the aggregate Purchaser Invested Amount of any Non-Extending Purchasers on such date or (B) during the Series 1999-3 Amortization Period, the Series 1999-3 Required Percentage of the sum of (x) the Series 1999-3 Maximum Invested Amount on the last day of the Series 1999-3 Revolving Period and (y) if the last day of the Series 1999-3 Revolving Period occurred during a Paydown Period, the aggregate Purchaser Invested Amount of any Non-Extending Purchasers on the last day of the Series 1999-3 Revolving Period plus (b), if the Three-Month Average Residual Value Loss Ratio with respect to

2

the most recent Settlement Date exceeded 12.50%, an amount equal to the product of (a) the Series 1999-3 Invested Percentage as of the last day of the Monthly Period immediately preceding such Settlement Date and (b) 90% of the amount by which the Aggregate Residual Value Amount exceeded the Excess Residual Value Amount, in each case, as of that date; provided, however, that, after the declaration or occurrence of an Amortization Event, the Series 1999-3 Required Enhancement Amount shall equal the Series 1999-3 Required Enhancement Amount on the date of the declaration or occurrence of such Amortization Event.”; and
          (b) deleting the definition of Series 1999-3 Required Reserve Account Amount in its entirety and substituting in lieu thereof the following new definition of Series 1999-3 Required Reserve Account Amount:
          “’Series 1999-3 Required Reserve Account Amount’ means, on any date of determination, an amount equal to (a) during the Series 1999-3 Revolving Period, 2.2538% of the sum of (i) the Series 1999-3 Maximum Invested Amount on such date and (ii) during any Paydown Period, the aggregate Purchaser Invested Amount of any Non-Extending Purchasers on such date or (b) during the Series 1999-3 Amortization Period, 2.2538% of the sum of (i) the Series 1999-3 Maximum Invested Amount on the last day of the Series 1999-3 Revolving Period and (ii) if the last day of the Series 1999-3 Revolving Period occurred during a Paydown Period, the aggregate Purchaser Invested Amount of any Non-Extending Purchasers on the last day of the Series 1999-3 Revolving Period.”
          3. Conditions to Effectiveness. This Amendment shall become effective on January 30, 2004 (the “Amendment Effective Date”), if each of the following conditions precedent shall have been satisfied on or prior to such day:
          (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee;
          (b) The representations and warranties of the Issuer and VMS contained in the Transaction Documents shall be true and correct in all material respects as of the Amendment Effective Date; and
          (c) The Indenture Trustee shall have received the consent of each of the Purchasers to this Amendment in the form of Exhibit A to this Amendment.
          4. Miscellaneous.
          (a) Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee and the Purchasers for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.

3

          (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Indenture Supplement are and shall remain in full force and effect.
          (c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          (d) Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC
By:	/s/ Joseph Weikel
	Name:	Joseph W. Weikel
	Title:	Senior Vice President, General Counsel and Assistant Secretary

PHH VEHICLE MANAGEMENT SERVICES, LLC
By:	/s/ Joseph Weikel
	Name:	Joseph W. Weikel
	Title:	Senior Vice President, General Counsel and Assistant Secretary

JPMORGAN CHASE BANK, not in its individual capacity but solely as Indenture Trustee
By:	/s/ Craig M. Kantor
	Name:	CRAIG M. KANTOR
	Title:	VICE PRESIDENT

EXHIBIT A
TO SIXTH AMENDMENT
TO INDENTURE SUPPLEMENT
Consent of Purchasers
     Reference is made to that certain Series 1999-3 Indenture Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001, December 6, 2002, September 8, 2003 and December 5, 2003 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended, between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers and that certain Sixth Amendment to the Indenture Supplement, dated as of January 30, 2004 (the “Sixth Amendment to the Indenture Supplement”), among the Issuer, the Administrator and the Indenture Trustee. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.
     The undersigned hereby consent to the execution, delivery and performance of the Sixth Amendment to the Indenture Supplement by the parties thereto.
          Dated: January 30, 2004

PARK AVENUE RECEIVABLES CORPORATION, as a CP Conduit Purchaser
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

JPMORGAN CHASE BANK, as an APA Bank
By:
Name:
Title:

EXHIBIT A
TO SIXTH AMENDMENT
TO INDENTURE SUPPLEMENT
Consent of Purchasers
     Reference is made to that certain Series 1999-3 Indenture Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001, December 6, 2002, September 8, 2003 and December 5, 2003 (the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LIC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended, between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers and that certain Sixth Amendment to the Indenture Supplement, dated as of January 30, 2004 (the “Sixth Amendment to the Indenture Supplement”), among the Issuer, the Administrator and the Indenture Trustee. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.
     The undersigned hereby consent to the execution, delivery and performance of the Sixth Amendment to the Indenture Supplement by the parties thereto.
          Dated: January 30, 2004

PARK AVENUE RECEIVABLES CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

JPMORGAN CHASE BANK, as an APA Bank
By:	/s/ Bradley Schwartz
	Name:	BRADLEY SCHWARTZ
	Title:	Managing Director

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank
By:
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser
By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank
By:	/s/ Michael Eden
	Name:	MICHAEL EDEN
	Title:	DIRECTOR

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser
By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank
By:
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

WESTLB AG, New York Branch, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank
By:
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser
By:
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank
By:	/s/ John H. Moorhead
	Name:	JOHN H. MOORHEAD
	Title:	DIRECTOR

By:	/s/ Anne Lacombe
	Name:	Anne Lacombe
	Title:	Director

VARIABLE FUNDING CAPITAL CORPORATION, as a CP Conduit Purchaser
By:	Wachovia Capital Markets, LLC, as Attorney-in-Fact

By:	/s/ Douglas R. Wilson, Sr.
	Name:	DOUGLAS R. WILSON, SR.
	Title:	VICE PRESIDENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:	/s/ Prakash B. Wadhwan
	Name:	PRAKASH B. WADHWAN
	Title:	VICE PRESIDENT

FALCON ASSET SECURITIZATION CORPORATION, as a CP Conduit Purchaser
By:
Name:
Title:

BANK ONE, NA, as an APA Bank
By:
Name:
Title:

VARIABLE FUNDING CAPITAL CORPORATION, as a CP Conduit Purchaser
By:	Wachovia Capital Markets, LLC, as Attorney-in-Fact

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

FALCON ASSET SECURITIZATION CORPORATION, as a CP Conduit Purchaser
By:	/s/ Lon A. Grubb
	Name:	Lon A. Grubb
	Title:	Authorized Signatory

BANK ONE, NA, as an APA Bank
By:	/s/ Lon A. Grubb
	Name:	Lon A. Grubb
	Title:	Managing Director, Capital Markets

YC SUSI TRUST, as a CP Conduit Purchaser
By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ Marianne Mihalik
	Name:	Marianne Mihalik
	Title:	Principal

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank
By:	/s/ Marianne Mihalik
	Name:	Marianne Mihalik
	Title:	Principal

ASSET SECURITIZATION COMPANY, LLC, as a CP Conduit Purchaser
By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as an APA Bank
By:
Name:
Title:

By:
Name:
Title:

YC SUSI TRUST, as a CP Conduit Purchaser
By:	Bank of America, National Association, as Administrative Trustee

By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank
By:
Name:
Title:

ASSET SECURITIZATION CAPITAL COMPANY, LLC, as a CP Conduit Purchaser
By:	/s/ James Lees
	Name:	JAMES W. LEES
	Title:	VICE PRESIDENT

CANADIAN IMPERIAL BANK OF COMMERCE, as an APA Bank
By:	/s/ Anissa Quirk
	Name:	ANISSA QUIRK
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Robert Castro
	Name:	ROBERT D. CASTRO
	Title:	AUTHORIZED SIGNATORY

CHARTA, LLC, as a CP Conduit Purchaser
By:	CITICORP NORTH AMERICA, INC., as Attorney-in-Fact

By:	/s/ Robert A. Sheldon
	Name:	Robert A. Sheldon
	Title:	Vice President

CITIBANK, NA, as an APA Bank
By:	/s/ Robert A. Sheldon
	Name:	Robert A. Sheldon
	Title:	Vice President